Exhibit 99.9

    **CONFIDENTIAL TREATMENT REQUESTED BY DELTA AND PINE LAND COMPANY**


NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH ******.






                            RESTATED CRY1AB GENE
                             LICENSE AGREEMENT

                EFFECTIVE AS OF THE 24TH DAY OF AUGUST 2004

                                  BETWEEN





                        SYNGENTA CROP PROTECTION AG

                                    AND

                        DELTA AND PINE LAND COMPANY

                             TABLE OF CONTENTS



SECTION 1 -- BACKGROUND.................................................1


SECTION 2 -- INTERPRETATION.............................................1

     2.1    DEFINITIONS.................................................1
     2.2    STATUTORY REFERENCES.......................................13
     2.3    DEFINED TERMS..............................................14

SECTION 3 -- LICENSES..................................................14

     3.1    LICENSE TO CRY1AB GENE.....................................14
     3.2    LICENSE TO PRODUCE AND SELL LICENSED COMMERCIAL SEED.......14
     3.3    LICENSE TO MULTIPLY LICENSED COMMERCIAL SEED...............14
     3.4    EX-U.S. SUBLICENSES........................................15
     3.5    RIGHTS RETAINED BY SYNGENTA................................15
     3.6    COMBINED GENE COTTON SEED..................................19
     3.7    CONDITIONS ON LICENSES.....................................20
     3.8    GENE TRADEMARK.............................................22
     3.9    THIRD PARTY VIOLATIONS OR INVALIDITY OF RESTRICTIONS
            ON SUBLICENSE..............................................23

SECTION 4 -- COMMERCIAL DEVELOPMENT ACTIVITIES OF THE PARTIES..........23

     4.1    COMMERCIAL DEVELOPMENT PLAN................................23
     4.2    CONSULTATION...............................................24
     4.3    GENE PROTECTION AND REGULATORY ACTIVITIES..................24
     4.4    SEED DEVELOPMENT AND COMMERCIALIZATION RESPONSIBILITIES....31
     4.5    LICENSE MANAGEMENT COMMITTEE...............................34

SECTION 5 -- OWNERSHIP OF TECHNOLOGY...................................40

     5.1    SYNGENTA TECHNOLOGY AND LICENSED PATENT RIGHTS.............40
     5.2    D&PL TECHNOLOGY............................................40
     5.3    SAFETY, TOXICOLOGY AND EFFICACY DATA.......................40
     5.4    USE OF DATA................................................41

SECTION 6 -- TECHNOLOGY FEES AND ROYALTY...............................41

     6.1    TECHNOLOGY FEE.............................................41
     6.2    COMPENSATION TO SYNGENTA FOR LICENSE TO THE GENE...........46
     6.3    ROYALTY PERIOD.............................................46

SECTION 7 -- BUSINESS RECORDS/PAYMENTS.................................47

     7.1    D&PL BUSINESS RECORDS......................................47
     7.2    D&PL REPORTS AND PAYMENTS..................................48
     7.3    SYNGENTA BUSINESS RECORDS..................................48
     7.4    SYNGENTA REPORTS AND PAYMENTS..............................49
     7.5    PAYMENT ADDRESS............................................50
     7.6    PAYMENTS...................................................50
     7.7    INTEREST ON OUTSTANDING BALANCES...........................51
     7.8    SYNGENTA PATENT RECORDS....................................51


SECTION 8 -- CONFIDENTIALITY...........................................52

     8.1    NON-DISCLOSURE OF CONFIDENTIAL INFORMATION.................52
     8.2    PERIOD OF CONFIDENTIALITY..................................52
     8.3    USES OF CONFIDENTIAL INFORMATION...........................53

SECTION 9 -- FORCE MAJEURE.............................................54

     9.1    FORCE MAJEURE..............................................54

SECTION 10 -- TERM AND TERMINATION.....................................55

     10.1   TERM OF LICENSES...........................................55
     10.2   TERMINATION................................................55
     10.3   BREACH OF OBLIGATIONS......................................55
     10.4   DEFAULT ON PAYMENT.........................................56
     10.5   EFFECT OF TERMINATION......................................56
     10.6   SURVIVAL OF COVENANTS......................................56

SECTION 11 -- WARRANTIES AND WARRANTY LIMITATIONS......................56

     11.1   SYNGENTA WARRANTIES........................................56
     11.2   D&PL WARRANTIES............................................58
     11.3   MUTUAL WARRANTIES..........................................58
     11.4   NO OTHER WARRANTIES........................................58
     11.5   EXCLUSIVE REMEDY...........................................59

SECTION 12 -- PATENT INFRINGEMENT......................................60


SECTION 13 -- CLAIMS BY VENDEES FOR FAILURE OF GENE PERFORMANCE........60


SECTION 14 -- GENERAL..................................................60

     14.1   ASSIGNMENT OF D&PL'S RIGHTS AND OBLIGATIONS................60
     14.2   ASSIGNMENT OF SYNGENTA'S RIGHTS AND OBLIGATIONS............61
     14.3   RELATION OF PARTIES........................................61
     14.4   INTEGRATION OF CONTRACT....................................61
     14.5   WAIVERS AND AMENDMENTS.....................................62
     14.6   HEADINGS...................................................62
     14.7   REFERENCES TO SECTIONS, SUBSECTIONS AND EXHIBITS...........62
     14.8   PARTIAL INVALIDITY.........................................62
     14.9   GOVERNING CONTRACT LAW.....................................63
     14.10  GOVERNING PATENT LAW.......................................63
     14.11  NOTICES....................................................63
     14.12  DISPUTE RESOLUTION.........................................64
     14.13  INCORPORATION OF EXHIBITS..................................66


EXHIBITS

EXHIBIT A - LICENSED PATENT RIGHTS
EXHIBIT B - CRY1AB GENE TRADEMARK LICENSE AGREEMENT
EXHIBIT C - ******
EXHIBIT D - AGRONOMIC CRITERIA
EXHIBIT E - SEED PURITY STANDARDS
EXHIBIT F - PRICING REGIONS IN THE UNITED STATES
EXHIBIT G - SCHEDULE OF PAYMENTS UNDER SUBSECTION 10.2(D)
EXHIBIT H - CERTAIN HERBICIDE TOLERANCE GENE(S)
EXHIBIT I - ******
EXHIBIT J - PERFORMANCE REQUIREMENTS
EXHIBIT K - PROVISIONS RELATED TO MONSANTO
EXHIBIT L - TERMINATION
EXHIBIT M - ******

                       CRY1AB GENE LICENSE AGREEMENT


     THIS RESTATED Cry1Ab GENE LICENSE AGREEMENT ("LICENSE AGREEMENT") is effective as of the 24th day of August 2004 (the "EFFECTIVE DATE") by and between SYNGENTA CROP PROTECTION AG, having a place of business at Schwarzwaldallee 215, CH - 4058, Basel, Switzerland, and DELTA AND PINE LAND COMPANY, having a place of business at One Cotton Row, Scott, Mississippi 38772.


                          SECTION 1 -- BACKGROUND

     1.1 SYNGENTA has developed the Cry1Ab GENE which is useful in the production of genetically-modified cotton plants exhibiting INSECT RESISTANCE and also possesses certain know-how and germplasm relating to such cotton plants.

     1.2 SYNGENTA and D&PL desire to enter into a license agreement under which D&PL would be granted a worldwide license under certain patents to which SYNGENTA has rights to produce and sell LICENSED COMMERCIAL SEED containing the Cry1Ab GENE and to sublicense cotton farmers the right to use LICENSED COMMERCIAL SEED exhibiting INSECT RESISTANCE to produce a single commercial cotton crop.

                        SECTION 2 -- INTERPRETATION

     2.1 DEFINITIONS. In this LICENSE AGREEMENT, unless the context otherwise requires:

          2.1.1 The term "AFFILIATE" means any corporation, firm, limited liability company, partnership or other entity that directly or indirectly CONTROLS or is CONTROLLED by or is under common CONTROL with another corporation, firm, limited liability company, partnership or other entity; provided that, any other provisions hereof notwithstanding, (a) a company organized to operate a cotton seed business in a country where DELTA AND PINE LAND COMPANY is prohibited by local laws or regulations from owning fifty percent (50%) or more of the voting stock or equity interests of such company, DELTA AND PINE LAND COMPANY owns, directly or indirectly, the maximum amount of voting stock it is permitted to own in such company, under local laws and regulations, shall be considered an AFFILIATE of DELTA AND PINE LAND COMPANY and [Text in Item 1 of Exhibit K].

          2.1.2 The term "AGRONOMIC CRITERIA" means the standard for the agronomic and commercial acceptability as to yield, fiber quality and disease resistance which must be satisfied by cultivars of LICENSED COMMERCIAL SEED offered for COMMERCIAL SALE as set forth in Exhibit D to this LICENSE AGREEMENT, as the same may be amended in accordance with Subsection 4.4(a) of this LICENSE AGREEMENT.

          2.1.3 [Text in Exhibit I]

          2.1.4 The term "COMBINED GENE COTTON SEED" means a LICENSED COMMERCIAL SEED which contains one or more NON-SYNGENTA GENE(S).

          2.1.5 The term "COMMERCIAL DEVELOPMENT" means the evaluation of a particular Cry1Ab GENE EVENT (either alone or in combination with any other particular SYNGENTA GENE(S) and/or NON-SYNGENTA GENE(S)), (a) by D&PL in DELTAPINE CULTIVARS; (b) by D&PL'S sublicensees in DELTAPINE CULTIVARS or in SUBLICENSEE CULTIVARS; (c) if permitted under this LICENSE AGREEMENT, by or for SYNGENTA in cultivars other than DELTAPINE CULTIVARS; or (d) if permitted under this LICENSE AGREEMENT, by a third party licensed by SYNGENTA in such third party's cultivars, pursuant to the COMMERCIAL DEVELOPMENT PLAN after a determination is made in accordance with Subsection 4.4(b) of this LICENSE AGREEMENT that the particular Cry1Ab GENE EVENT has exhibited the criteria for COMMERCIAL INSECT RESISTANCE.

          2.1.6 The term "COMMERCIAL DEVELOPMENT PLAN" means the plan for development of LICENSED COMMERCIAL SEED to be adopted in accordance with Subsection 4.4(a) of this LICENSE AGREEMENT as the same may be amended from time to time in accordance with Section 4 of this LICENSE AGREEMENT.

          2.1.7 The term "COMMERCIAL INSECT RESISTANCE" means LEPIDOPTERAN RESISTANCE meeting the criteria for LEPIDOPTERAN RESISTANCE in LICENSED COMMERCIAL SEED sold for planting in THE TERRITORY or in any particular part of THE TERRITORY as set forth in the COMMERCIAL DEVELOPMENT PLAN adopted in accordance with Subsection 4.4(a) of this LICENSE AGREEMENT.

          2.1.8 The term "COMMERCIAL SALE" with respect to a GENE means sale or other transfer for value of cotton seed containing such GENE for use by LICENSED GROWERS in producing a single commercial commodity cotton crop (other than sale or other transfer for testing or increase on behalf of the transferor).

          2.1.9 [Text in Exhibit J]

          2.1.10 The term "COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS" means the amounts established in accordance with Section 6 that D&PL may provide as adjustments to the TECHNOLOGY FEES to meet competitive conditions in the marketplace in a particular PRICING REGION.

          2.1.11 The term "CONTROL," "CONTROLS," OR "CONTROLLED" means with respect to any corporation, the ownership of fifty percent (50%) or more of the voting stock of a corporation and with respect to any other legal entity, ownership of fifty percent (50%) or more of total equity interests; provided, however, that a person, partnership, corporation or other legal entity that controls another person, partnership, corporation or other legal entity shall be considered as having control over every person, partnership, corporation or other legal entity that such controlled person, partnership, corporation or other legal entity controls.

          2.1.12 The term "Cry1Ab GENE" means a GENE(S) and/or genetic construct(s) inserted into the cotton genome that encode part or all of a Cry1Ab protein.

          2.1.13 The term "Cry1Ab GENE EVENT" means a transformation event by which a Cry1Ab GENE is inserted in the genome of a sexually viable cotton plant, including, but not limited to, the transformation events designated by SYNGENTA as ****** and any back-up or additional Cry1Ab GENE transformation events resulting from current or subsequent work by or on behalf of SYNGENTA.

          2.1.14 The term "Cry1Ab GENE TRADEMARK" means a trademark owned by SYNGENTA relating to the Cry1Ab GENE.

          2.1.15 The term "Cry1Ab GENE TRADEMARK LICENSE AGREEMENT" means an agreement in substantially the form attached hereto as Exhibit B, as the same may be completed and/or amended from time to time by written agreement of the PARTIES on a country by country basis.

          2.1.16 The term "D&PL" means, collectively, DELTA AND PINE LAND COMPANY and its AFFILIATES, provided that if a notice is required to be given by or to D&PL, or a document is to be executed by D&PL under Section 14.5, the term shall mean DELTA AND PINE LAND COMPANY.

          2.1.17 [Text in Exhibit J]

          2.1.18 The term "D&PL TECHNOLOGY" means any information, data, know-how, technology, and germplasm that D&PL now owns or licenses (other than from SYNGENTA) or hereafter develops, produces, makes, licenses in or obtains (other than from SYNGENTA), relating to the breeding and development of commercial varieties or hybrids of LICENSED COMMERCIAL SEED or other varieties or hybrids of cotton. D&PL TECHNOLOGY shall not include information, data, know-how, technology, or germplasm that has become part of the public domain through no fault of SYNGENTA or which has been provided to SYNGENTA, as evidenced by SYNGENTA'S written records, by a third party having no obligation of confidentiality to D&PL with respect thereto.

          2.1.19 The term "DATE OF APPROVAL FOR COMMERCIAL SALE" with respect to a particular Cry1Ab GENE EVENT means the date on which D&PL or its ~ublicense(s) commences COMMERCIAL SALE by D&PL (or its ~ublicense(s) of LICENSED COMMERCIAL SEED containing that Cry1Ab GENE EVENT in a particular country in THE TERRITORY or SYNGENTA or its licensee(s) commences COMMERCIAL SALE of LICENSED COMMERCIAL SEED in a particular country pursuant to Subsection 4.3(k).

          2.1.20 The term "DATE OF GOVERNMENT APPROVAL" with respect to any country in THE TERRITORY with respect to a Cry1Ab GENE EVENT means the date on which GOVERNMENT APPROVAL of such Cry1Ab GENE EVENT has been obtained in that country.

          2.1.21 The term "DEADLOCK MATTER" shall have the meaning ascribed to that term in Section 4.5(d)(v).

          2.1.22 The term "DELTA AND PINE LAND COMPANY" means Delta and Pine Land Company, a company incorporated in the State of Delaware, USA, having offices at One Cotton Row, Scott, Mississippi 38772, USA.

          2.1.23 The term "DELTAPINE Cry1Ab CULTIVAR" means a DELTAPINE CULTIVAR which contains the Cry1Ab GENE.

          2.1.24 The term "DELTAPINE CULTIVAR" means a cultivar of cotton produced from germplasm which D&PL has the right to use for plant-breeding purposes and/or which D&PL otherwise has the right to use for COMMERCIAL SALE.

          2.1.25 The term "DISPUTE" shall have the meaning ascribed to the term in Section 14.12.

          2.1.26 [Text in Exhibit I]

          2.1.27 The term "EFFECTIVE DATE" means the date first above written.

          2.1.28 The term "EXECUTIVE MANAGEMENT COMMITTEE" shall have the meaning ascribed to that term in Section 4.5(d)(v).

          2.1.29 The term "EXPIRATION," with respect to any patent, means the earlier of the date upon which such patent expires or upon which an
applicable   claim  is  cancelled,   or  declared  invalid  or  permanently
unenforceable by any court or administrative agency of competent jurisdiction from which no appeal has or can be taken.

          2.1.30 The term "FTE RATE" means cost of a full-time equivalent person-year, based on a total of one thousand eight hundred forty (1,840) hours of work per year by a person appropriately qualified for the tasks to be completed, and who holds a Ph.D. or Masters of Science (or is otherwise appropriately trained) in an appropriate discipline, which rate shall equal ****** in base year 2004, and which rate shall be adjusted annually beginning January 1, 2005, by any percentage change in the Consumer Price Index of All Urban Consumers (CPI-U) published by the United States Department of Labor.

          2.1.31 The term "GENE" means a DNA sequence contained in the genome of a sexually viable cotton plant.

          2.1.32 The term "GENE EQUIVALENCY STANDARDS" means standards, protocols, and processes for verification of insecticide protein expression in cultivars of LICENSED COMMERCIAL SEED proposed for COMMERCIAL SALE in accordance with standards set forth in the COMMERCIAL DEVELOPMENT PLAN adopted in accordance with Subsection 4.4(a) of this LICENSE AGREEMENT.

          2.1.33 The term "GOVERNMENT APPROVAL" with respect to a Cry1Ab GENE EVENT (or other GENE event) in a particular country means that official clearances or written approvals for COMMERCIAL SALE of seed to produce genetically-transformed cotton plants containing that Cry1Ab GENE EVENT (or other GENE event) have been obtained from all government agencies in that country which, as of that date, are required for the import, testing, development, production, use, and sale of such plants or seed produced therefrom under applicable laws as required for D&PL (or its sublicensees) activities under this LICENSE AGREEMENT, provided that, to constitute GOVERNMENT APPROVAL, such clearances or approvals shall not place materially greater regulatory restrictions or economic burdens that adversely affect the COMMERCIAL SALE or use of the subject Cry1Ab GENE EVENT than on any other LEPIDOPTERAN-ACTIVE GENE available for COMMERCIAL SALE in that country (unless this requirement is waived by notice from D&PL to SYNGENTA), provided, further, however, that nothing in this LICENSE AGREEMENT shall require SYNGENTA to obtain approval from any agency with respect to the issuance of seed certificates or phytosanitary certificates or certificates of plant variety protection under the U. S. Plant Variety Protection Act or any other laws relating to plant variety protection, which approvals, when appropriate or required, shall be the responsibility of D&PL (or its ~ublicense).

          2.1.34 The term "HERBICIDE TOLERANCE GENE" means a GENE which does not occur naturally in cotton that causes cotton plants not to sustain economically significant damage when exposed to a glyphosate-based herbicide.

          2.1.35 The term "INSECT RESISTANCE" or "INSECT RESISTANCE TRAIT" means the property of cotton plants (a) to exhibit LEPIDOPTERAN RESISTANCE due to the presence of LEPIDOPTERAN-ACTIVE GENE(S) and/or (b) to be toxic to insect pests of cotton other than LEPIDOPTERAN INSECTS due to the presence of NON-LEPIDOPTERAN ACTIVE GENE(S).

          2.1.36 [Text in Exhibit J]

          2.1.37 [Text in Exhibit J]

          2.1.38  The  term   "LEPIDOPTERAN-ACTIVE   GENE"   means  a  GENE
containing one or more sequences encoding one or more toxins which do(es) not occur naturally in cotton, that provides LEPIDOPTERAN RESISTANCE.

          2.1.39 The term "LEPIDOPTERAN INSECTS" means a group of cotton bollworms including: Helicoverpa zea (Cotton Bollworm), Heliothis virescens (Tobacco Budworm), and Pectinophora gossypiella (Pink Bollworm).

          2.1.40 The term "LEPIDOPTERAN RESISTANCE" means the property of cotton plants to be toxic to LEPIDOPTERAN INSECTS due to the presence of a gene(s) that encodes a toxin which does not occur naturally in cotton.

          2.1.41 The term "LICENSE ACQUISITION AGREEMENT" means the Restated License Acquisition Agreement dated August 24, 2004, between SYNGENTA CROP PROTECTION AG and DELTA AND PINE LAND COMPANY whereby D&PL acquired the right to licenses to certain GENES, including the right to the LICENSES to the Cry1Ab GENE more particularly described herein.

          2.1.42  The  term  "LICENSE   MANAGEMENT   COMMITTEE"  means  the
committee established by D&PL and SYNGENTA pursuant to Subsection 4.5 of this LICENSE AGREEMENT.

          2.1.43 The term "LICENSE PURCHASE PRICE" means all amounts payable by D&PL to SYNGENTA under the LICENSE ACQUISITION AGREEMENT and allocated to the acquisition of the LICENSES set forth in this LICENSE AGREEMENT.

          2.1.44 The term "LICENSED COMMERCIAL SEED" means cotton seed which incorporates the Cry1Ab GENE.

          2.1.45 The term "LICENSED GROWER(S)" means any person or entity which has been sublicensed by D&PL or its sublicensees (whether through a grower license agreement executed by such person or entity or by wording on container labels or sales documents used in lieu of execution of grower license agreement) under the LICENSED PATENT RIGHTS to use LICENSED COMMERCIAL SEED for production of a single commercial cotton crop.

          2.1.46 The term "LICENSED PATENT RIGHTS" means the patents and patent applications listed in Exhibit A which are owned by SYNGENTA or licensed to SYNGENTA (including any patent applications and patents filed, granted or issued pursuant to any parent, extension, confirmation, continuation, registration, reexamination, continuation-in-part, reissue, or divisional thereof anywhere in the world), and any additional such patent rights of SYNGENTA or of others which may be added to said Exhibit A by SYNGENTA by written notice to D&PL. LICENSED PATENT RIGHTS shall include any patent rights which are acquired by SYNGENTA with the right to license or sublicense to D&PL during the term of this LICENSE AGREEMENT which, in the absence of the LICENSES, potentially would be infringed by D&PL'S performance hereunder or by D&PL'S making, using or selling LICENSED COMMERCIAL SEED or other activities hereunder. SYNGENTA shall periodically update Exhibit A with any such patent rights which have been newly acquired by SYNGENTA. It is the intention of the PARTIES that D&PL be licensed under all patents and applications owned or controlled by SYNGENTA (with the right to grant rights to D&PL) that D&PL requires for performance under this LICENSE AGREEMENT. The listing of a patent or patent application on Exhibit A shall not be an admission by either PARTY that such patent would, in the absence of license, be infringed. Similarly, the failure to list a patent or patent application on Exhibit A shall not necessarily be determinative of whether such patent or patent application is a LICENSED PATENT RIGHT.

          2.1.47 The term "LICENSES" means the licenses granted to D&PL under Section 3.

          2.1.48 [Text in Item 2 of Exhibit K]

          2.1.49 [Text in Item 2 of Exhibit K]

          2.1.50 [Text in Item 2 of Exhibit K]

          2.1.51 [Text in Item 2 of Exhibit K]

          2.1.52 [Text in Item 2 of Exhibit K]

          2.1.53 [Text in Item 2 of Exhibit K]

          2.1.54 The term "NET TECHNOLOGY FEE REVENUE" means the TECHNOLOGY FEES, as modified by COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS, collected for the license or use of the Cry1Ab GENE in LICENSED COMMERCIAL SEED, less amounts paid for (a) the reasonable costs of grower licensing and collection of TECHNOLOGY FEES, (b) payments, discounts and rebates to distributors and retailers, (c) payments, discounts and rebates to growers under crop destruct, crop replant, SEED DROP RATE exception, refugia refund (i.e. price adjustments or rebates based on the grower's choice among refugia options), trait investment, regional price adjustment (i.e. price adjustments or rebates targeted at encouraging growers in specific geographical areas to use LICENSED COMMERCIAL SEED containing Cry1Ab GENES) and other grower incentive programs, and (d) advertising (e.g., electronic media and print) which, as to (a) through (d), (i) are directly and exclusively attributable to the licensing or use of the Cry1Ab GENE (including the HERBICIDE TOLERANCE GENE as described in Exhibit H with which the Cry1Ab GENE is stacked, except to the extent paid or reimbursed by a party other than SYNGENTA or D&PL) or, if attributable in part to the licensing and use of the Cry1Ab GENE and in part to the licensing or use of another SYNGENTA GENE and/or NON-SYNGENTA GENE (other than the HERBICIDE TOLERANCE GENE as described in Exhibit H with which the Cry1Ab GENE is stacked), have been allocated based on the amounts charged for use of each of the respective GENES (provided that amounts deductible in determining NET TECHNOLOGY FEE REVENUE shall not include expenses for promoting the use of any particular glyphosate-based herbicide), and (ii) have been approved by the LICENSE MANAGEMENT COMMITTEE in accordance with Subsection 4.4(c) hereof and (iii) have been paid to distributors, retailers, and/or growers (or, in the case of advertising programs, expended) in accordance with their terms and conditions and in each case in connection with the license or use of the Cry1Ab GENE and/or such other GENE(S) in LICENSED COMMERCIAL SEED, and calculated in accordance with U.S. generally accepted accounting principles, consistently applied, during the applicable period for which a ROYALTY payment is being determined. There shall be no duplication of reimbursement or payment for such costs and expenses under this LICENSE AGREEMENT and under any RELATED AGREEMENT. For purposes of payments to be made under Section 7, the amounts to be deducted under Subparts (a)-(d) above to determine NET TECHNOLOGY FEE REVENUE may be estimated based on accruals made in good faith and in accordance with generally accepted accounting principles consistently applied by the applicable PARTY incurring such expense and then trued-up on the next December 31 based on the actual amounts paid for such items.

          2.1.55 The term "NON-INSECT RESISTANCE GENE" means a GENE containing one or more DNA sequences which do(es) not occur naturally in cotton that cause(s) cotton plants to express a trait, other than INSECT RESISTANCE, not found in cotton. NON-INSECT RESISTANCE GENES shall include but are not limited to HERBICIDE TOLERANCE GENES.

          2.1.56 The term "NON-LEPIDOPTERAN-ACTIVE GENE" means a GENE containing one or more DNA sequences encoding one or more toxins, which do(es) not occur naturally in cotton, that provide(s) resistance to insect pests of cotton other than LEPIDOPTERAN INSECTS and do(es) not qualify as a LEPIDOPTERAN-ACTIVE GENE.

          2.1.57 The term "NON-SYNGENTA GENE" means a GENE not licensed to D&PL by SYNGENTA expressing a trait not naturally occurring in cotton or modulating expression of a characteristic naturally found in cotton.

          2.1.58 The term "NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE" means a LEPIDOPTERAN-ACTIVE GENE (other than the Cry1Ab GENE) which is licensed to D&PL by SYNGENTA.

          2.1.59 The term "NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE EVENT" means a transformation event by which a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE is inserted in the genome of a sexually viable cotton plant.

          2.1.60 The "PANEL" shall have the meaning ascribed to that term in Section 14.12.

          2.1.61 The term "PARTIES" shall mean SYNGENTA and D&PL, and "PARTY" shall mean either SYNGENTA or D&PL, provided with respect to the recipient of a notice or execution of documents under Subsection 14.5, "PARTY" shall mean either of (and "PARTIES" shall mean both of) SYNGENTA CROP PROTECTION AG and DELTA AND PINE LAND COMPANY.

          2.1.62 [Text in Exhibit I]

          2.1.63 [Text in Exhibit I]

          2.1.64 The term "PRICING REGION" means (a) in the United States of America, each of the geographic regions described in attached Exhibit F (which Exhibit F may be amended by D&PL by notice to SYNGENTA on or before September 15 of the calendar year before the commencement of the cotton planting season in which such amended description of the PRICING REGIONS in the United States of America will take effect) and (b) outside the United States, each nation in which LICENSED COMMERCIAL SEED is marketed by D&PL or its AFFILIATES, by D&PL'S ~ublicense(s), or if permitted under this LICENSE AGREEMENT, by or on behalf of SYNGENTA and/or by a third party licensed by SYNGENTA.

          2.1.65  The  term  "RECIPIENT"   means  a  party  which  receives
confidential information of another party as described in Section 8.

          2.1.66 The term "RELATED AGREEMENTS" means this LICENSE AGREEMENT, the LICENSE ACQUISITION AGREEMENT, and all other license agreements entered into by D&PL and SYNGENTA pursuant to the LICENSE ACQUISITION AGREEMENT, as such agreements may be amended from time to time in writing.

          2.1.67 The term "RESPONSIBLE PARTY" shall have the meaning ascribed to that term in Subsection 4.5(d)(ii).

          2.1.68 The term "ROYALTY" means the compensation to be paid by D&PL to SYNGENTA for the LICENSES equal to the SYNGENTA ROYALTY PERCENTAGE multiplied by the NET TECHNOLOGY FEE REVENUE.

          2.1.69 The term "SEED DROP RATE" means the average number of cotton seeds, as reasonably determined by D&PL, which cotton growers in a particular PRICING REGION or in any distinct subdivision thereof typically plant on an acre of farm land to achieve an appropriate plant population for cotton production.

          2.1.70 The term "SEED PURITY STANDARD" means the standard for genetic purity of LICENSED COMMERCIAL SEED as set forth in Exhibit E to this LICENSE AGREEMENT, as the same may be amended in accordance with Subsection 4.4(a) of this LICENSE AGREEMENT.

          2.1.71 The term "SPECIAL TECHNOLOGY FEE PANEL" shall have the meaning ascribed to that term in Subsection 6.1(d)(iv).

          2.1.72 The term "SUBLICENSEE CULTIVAR" means a cultivar of cotton produced from germplasm which a third party that is sublicensed by D&PL under this LICENSE AGREEMENT has the right to use for plant-breeding purposes.

          2.1.73 The term "SUBLICENSEE Cry1Ab CULTIVAR" means a SUBLICENSEE CULTIVAR which contains a Cry1Ab GENE.

          2.1.74 The term "SYNGENTA" means collectively, SYNGENTA CROP PROTECTION AG and its AFFILIATES, including but not limited to SYNGENTA AG, provided that if a notice is required to be given to SYNGENTA, or a document is to be executed by SYNGENTA under Section 14.5, the term shall mean SYNGENTA CROP PROTECTION AG.

          2.1.75 The term "SYNGENTA AG" means Syngenta AG, a company organized under the laws of Switzerland, having a place of business at Schwarzwaldallee 215, CH - 4058, Basel, Switzerland.

          2.1.76 The term "SYNGENTA GENE" means a GENE owned by, or licensed to, SYNGENTA expressing a trait not naturally occurring in cotton or modulating expression of a characteristic naturally found in cotton. SYNGENTA GENES may consist of INSECT RESISTANCE GENES and NON-INSECT RESISTANCE GENES.

          2.1.77 The term "SYNGENTA ROYALTY PERCENTAGE" means thirty percent (30%).

          2.1.78 The term "SYNGENTA CROP PROTECTION AG" means Syngenta Crop Protection AG, a company organized under the laws of Switzerland, having a place of business at Schwarzwaldallee 215, CH - 4058, Basel, Switzerland.

          2.1.79 The term "SYNGENTA TECHNOLOGY" means information, data, know-how and technology which are owned by SYNGENTA or licensed to SYNGENTA (other than by D&PL) that relates to the use of a Cry1Ab GENE in cotton including, but not limited to, information and technology relating to cells and seeds of cotton plants, DNA sequences and probes ~ublicens, transformation methodology, tissue cultures, assays, residue analyses, regeneration and selection procedures, plant genetic constituents, vectors useful in transforming such genetic constituents, construction and use of such vectors in cotton. SYNGENTA TECHNOLOGY shall not include information, data, know-how, or technology that has become part of the public domain through no fault of D&PL or which is or has been provided to D&PL as evidenced by D&PL'S written records, by a third party having no obligation of confidentiality to SYNGENTA with respect thereto.

          2.1.80 The term "TECHNOLOGY" means SYNGENTA TECHNOLOGY and/or D&PL TECHNOLOGY as appropriate.

          2.1.81 The term "TECHNOLOGY FEE" means the consideration (in whatever form of value capture) received from LICENSED GROWERS for the rights to use the Cry1Ab GENE embodied in LICENSED COMMERCIAL SEED to produce a single commercial cotton crop, the amount of which shall be established as provided in Subsection 6.1.

          2.1.82 [Text in Exhibit I]

          2.1.83 The term "THE TERRITORY" means the world.

          2.1.84 The term "UNIT" means a quantity of packaged delinted cotton seed containing 250,000 seed; provided that in all calculations involving UNITS, seed being processed or that is packaged in other size containers shall be converted to 250,000 seed UNITS.

          2.1.85 The term "VARIETAL NAME" means a word or combination of words or other combination of letters or numbers which identifies a cotton variety.

          2.1.86 The term "VIP3A GENE" means a GENE(S) and/or genetic construct(s) inserted into the cotton genome that encode part or all of a VIP3A protein.

          2.1.87 The term "VIP3A GENE EVENT" means a transformation event by which a VIP3A GENE is inserted in the genome of a sexually viable cotton plant.

     2.2 STATUTORY REFERENCES. Each reference in this LICENSE AGREEMENT to a statute or a provision of a statute shall be construed as a reference to that statute or provision as it exists on the EFFECTIVE DATE, and any amended or successor statute.

     2.3 DEFINED TERMS. Terms appearing in all upper-case letters, other than section headings and U.C.C.-related disclaimers of warranties, shall have the meanings set forth in Subsection 2.1.

                           SECTION 3 -- LICENSES

     3.1 LICENSE TO Cry1Ab GENE. SYNGENTA hereby grants to D&PL, and D&PL hereby accepts, on and subject to the terms and conditions of this LICENSE AGREEMENT, a license in THE TERRITORY, under the LICENSED PATENT RIGHTS and SYNGENTA TECHNOLOGY, to sublicense LICENSED GROWERS to use LICENSED COMMERCIAL SEED containing the Cry1Ab GENE (alone or in combination with other SYNGENTA GENE(S) and/or NON-SYNGENTA GENE(S)) to produce a single commercial cotton crop. The terms and conditions of such sublicense to LICENSED GROWERS (whether in the form of grower license agreement executed by LICENSED GROWERS or wording on container labels or sales documents used in lieu of execution of grower license agreements) shall be recommended by D&PL and adopted by the LICENSE MANAGEMENT COMMITTEE in accordance with Subsection 3.7(e) and Subsection 4.4(c) of this LICENSE AGREEMENT.

     3.2 LICENSE TO PRODUCE AND SELL LICENSED COMMERCIAL SEED. SYNGENTA hereby grants to D&PL, and D&PL hereby accepts, on and subject to the terms and conditions of this LICENSE AGREEMENT, a license in THE TERRITORY under LICENSED PATENT RIGHTS and SYNGENTA TECHNOLOGY (a) to test, develop and produce (directly or through the services of third parties) LICENSED COMMERCIAL SEED, and (b) to sell (directly or through third party distributors and dealers, by sublicense or otherwise) LICENSED COMMERCIAL SEED to the LICENSED GROWERS sublicensed by D&PL under LICENSED PATENT
RIGHTS and SYNGENTA TECHNOLOGY to use the Cry1Ab GENE embodied in such LICENSED COMMERCIAL SEED.

     3.3 LICENSE TO MULTIPLY LICENSED COMMERCIAL SEED. The rights granted to D&PL include the right to multiply LICENSED COMMERCIAL SEED (for subsequent sale to LICENSED GROWERS) directly or through third party contract growers selected by D&PL (in any country in THE TERRITORY where SYNGENTA and/or D&PL have obtained all necessary government approvals for such seed multiplication) and to carry out all other activities reasonably necessary for the production for sale of LICENSED COMMERCIAL SEED.

     3.4  EX-U.S.  SUBLICENSES.  In  addition  to  sublicenses  to LICENSED
GROWERS, distributors and dealers, in countries outside the United States of America D&PL may grant sublicenses to third parties under the LICENSES granted to D&PL in Subsections 3.1, 3.2 and 3.3. D&PL shall give notice to SYNGENTA of the grant of such sublicenses. D&PL shall require any such ~ublicense to agree in writing to comply with the terms and conditions of this LICENSE AGREEMENT applicable to D&PL in its sublicensed territory. D&PL shall have no right to sublicense except as provided in Subsections 3.1, 3.2, 3.3 and 3.4. [Text in Item 3 of Exhibit K].

     3.5 RIGHTS RETAINED BY SYNGENTA.

          (a) Except as provided in Subsections 3.5(b) and 3.5(c) and in Subsection 4.3(k), the LICENSES granted in Subsections 3.1, 3.2, 3.3 and
3.4 shall be the only licenses granted by SYNGENTA under the LICENSED PATENT RIGHTS and SYNGENTA TECHNOLOGY in THE TERRITORY with respect to Cry1Ab GENE in cotton.

          (b) The provisions of Subsection 3.5(a) notwithstanding, except as provided in Subsection 3.5(c)(i) and/or Subsection 4.3(k), during the period prior to occurrence of one or more of the events expressly described in Subsection 3.5(c)(ii), SYNGENTA shall retain a right, without the right to grant licenses to third parties or to use the services of third parties engaged in the breeding or sale of cotton planting seed other than to provide (1) ordinary farming or harvesting services, (2) seed delinting and ginning services, (3) laboratory services and/or (4) testing in field trials conducted by United States Department of Agriculture and public university trialists in the United States of America, to test, develop, produce, and have produced, but not to sell or otherwise commercialize, cottonseed containing the Cry1Ab GENE in any germplasm and cotton cultivars owned by SYNGENTA or licensed by SYNGENTA from third parties. Use of the services of third parties described in items (1) through (4) in the preceding sentence shall be subject to an appropriate written confidentiality agreement being executed by each such third party and, in the case of the services described in items (2) and (3), receipt of D&PL's prior written consent, which will not be unreasonably withheld or delayed. SYNGENTA and its AFFILIATES shall not sell or otherwise commercialize cottonseed containing the Cry1Ab GENE EVENT except as expressly permitted in Subsection 3.5(c)(ii), and/or Subsection 4.3(k). Except [Text in Item 4 of Exhibit K] and, except pursuant to the COMMERCIAL DEVELOPMENT PLAN, during the period prior to occurrence of one or more of the events expressly described in Subsection 3.5(c)(ii), SYNGENTA shall not make and shall use commercially reasonable efforts not to permit others to make public comments concerning the performance of the Cry1Ab GENE in cotton cultivars owned by SYNGENTA or third parties. Except pursuant to the COMMERCIAL DEVELOPMENT PLAN, SYNGENTA shall not conduct and shall use commercially reasonable efforts not to permit third parties to conduct trials involving cultivars that incorporate a Cry1Ab GENE which utilize
DELTAPINE Cry1Ab CULTIVARS and/or SUBLICENSEE Cry1Ab CULTIVARS for comparison or as checks or controls. SYNGENTA'S rights described in this Subsection 3.5(b) shall include the right to stack the Cry1Ab GENE with any other SYNGENTA GENE or NON-SYNGENTA GENE. Restrictions in this Subsection 3.5(b) on SYNGENTA'S rights to use and license the Cry1Ab GENE shall not apply (i) after the occurrence of one or more of the events expressly described in Subsection 3.5(c)(ii) or (ii) in any country in THE TERRITORY after the date on which SYNGENTA'S right to receive the ROYALTY for use of the Cry1Ab GENE expires in that country as provided in Subsection 6.3 or
(iii) in any country as to which D&PL has notified SYNGENTA or is deemed to have notified SYNGENTA that it will that it will not commercialize LICENSED COMMERCIAL SEED with the Cry1Ab GENE in that country in accordance with Subsection 4.3(k).

          (c) [Text in Exhibit J]

          (d) Any other provision of Subsection 3.5 notwithstanding, so long as D&PL or its corporate successor is selling LICENSED COMMERCIAL SEED, SYNGENTA shall use commercially reasonable efforts not to sell and shall use commercially reasonable efforts (which efforts shall include, but shall not be limited to, incorporating such requirements in all licenses with permitted licensees and using reasonable efforts to enforce such requirements) not to permit any of its permitted licensees to sell (i) any LICENSED COMMERCIAL SEED unless SYNGENTA or such licensee has confirmed to its reasonable satisfaction that the subject cultivar of LICENSED COMMERCIAL SEED meets the AGRONOMIC CRITERIA as reasonably determined by SYNGENTA or such licensee based on equivalent testing required by D&PL to verify compliance with AGRONOMIC CRITERIA, (ii) any LICENSED COMMERCIAL SEED that does not meet the SEED PURITY STANDARDS and GENE EQUIVALENCY STANDARDS applicable to LICENSED COMMERCIAL SEED sold by D&PL or its sublicensees, nor (iii) any LICENSED COMMERCIAL SEED in any country in THE TERRITORY in which GOVERNMENT APPROVAL has not been obtained; provided that SYNGENTA shall have no liability to D&PL under this LICENSE AGREEMENT or any RELATED AGREEMENT unless D&PL can prove that D&PL or its sublicensees have suffered losses of sales of LICENSED COMMERCIAL SEED as a result of SYNGENTA not having used such commercially reasonable efforts to prevent the marketing of LICENSED COMMERCIAL SEED not satisfying the requirements of this Subsection 3.5(d).

          (e) If SYNGENTA has granted or hereinafter grants a commercial license in THE TERRITORY under the LICENSED PATENT RIGHTS and the SYNGENTA TECHNOLOGY to a third party, when such licensing is permitted under this LICENSE AGREEMENT, for use of the Cry1Ab GENE, SYNGENTA shall notify D&PL within thirty (30) days after SYNGENTA grants such license (provided that SYNGENTA shall have the right not to identify the name of the third party licensee). Upon D&PL's request made within thirty (30) days after receipt of SYNGENTA'S notice and at D&PL's expense, D&PL shall have the right to have a third party reasonably acceptable to SYNGENTA conduct a confidential review of the third party license's terms and conditions to determine whether the third party license considered as a whole, is more favorable to the licensee than the terms and conditions of this LICENSE AGREEMENT (without giving effect to payments under the LICENSE ACQUISITION AGREEMENT). For the purpose of such review, SYNGENTA will promptly deliver to such third party, upon request, on a confidential basis a copy of the third party license with all references to the licensee deleted, certified as a true and correct copy of such license by an authorized representative of SYNGENTA. In the event the third party reviewer determines that the license considered as a whole is more favorable to the licensee than the terms and conditions of this LICENSE AGREEMENT, D&PL shall have the right to review said certified copy of the third party license. Within thirty
(30) days after the reviewer notifies SYNGENTA and D&PL of such determination, SYNGENTA shall have the option either (a) to modify the license to third party licensee so that its terms and conditions are no longer more favorable to the licensee than the terms of this LICENSE AGREEMENT to D&PL or (b) to offer D&PL a revised license on the same terms and conditions as to the third party licensee. The third party reviewer shall examine either the modified third party license or the license offered to D&PL, as the case may be, to confirm to D&PL SYNGENTA'S compliance with the immediately preceding sentence. D&PL shall have the right to substitute the revised license for this LICENSE AGREEMENT, by notice to SYNGENTA within sixty (60) days after D&PL receives SYNGENTA'S offer of a revised license. All of the terms and conditions of such license, including the third party's ROYALTY terms, shall be effective from and after the date of the third party license was granted; provided that D&PL's obligations under the LICENSE ACQUISITION AGREEMENT and any RELATED AGREEMENT shall not be affected and all obligations arising out of this LICENSE AGREEMENT prior to the date of the substituted license become effective shall continue and be unaffected. SYNGENTA'S obligation to so notify D&PL shall remain in effect for so long as ROYALTIES are payable to SYNGENTA in the country or countries as to which the third party license pertains under the provisions of Subsection 6.3.

          (f) For a period of ten (10) years from and after the EFFECTIVE DATE, in the event SYNGENTA should decide to sell to a third party all or any part of its existing cottonseed breeding program or any expansion thereof or any cottonseed breeding program acquired hereafter, SYNGENTA shall give notice to D&PL, including the terms and conditions of the proposed sale, and D&PL shall have a right of first refusal to acquire the same on the same terms and conditions offered by the third party. This right of first refusal must be exercised by D&PL delivering written notice within thirty (30) days after receipt of written notice by SYNGENTA of its intent to sell such cottonseed breeding program to a third party, which notice from D&PL shall include D&PL's exercise of the right of first refusal and its binding commitment to purchase the cottonseed breeding program on the same terms and conditions offered by the third party. If D&PL does not exercise its right of first refusal, SYNGENTA may sell the cottonseed breeding program on the terms stated in SYNGENTA'S notice to D&PL. If the cottonseed breeding program is not sold on the stated terms, D&PL shall continue to have the rights of first refusal as to any further offers of sale as provided herein. Notwithstanding the foregoing, D&PL'S right of first refusal shall not apply to a sale or transfer of all or substantially all of the equity or assets of SYNGENTA CROP PROTECTION AG, SYNGENTA AG or of SYNGENTA'S total business in a particular country or countries involving substantial assets in fields other than cotton nor shall it apply to a sale or transfer to an AFFILIATE of SYNGENTA as part of a corporate restructuring or reorganization. Notwithstanding the foregoing, D&PL's rights under this Subsection 3.5(f) shall terminate if any of the events set forth in Subsection 3.5(C)(ii) occur or if this LICENSE AGREEMENT is terminated as provided in Subsection 10.2.

     3.6 COMBINED GENE COTTON SEED.

          (a) D&PL may incorporate in LICENSED COMMERCIAL SEED any SYNGENTA GENE that is licensed to D&PL and/or any NON-SYNGENTA GENE; [Text in Item 5 of Exhibit K]. Upon request from D&PL, SYNGENTA shall provide commercially reasonable assistance to D&PL in obtaining any government clearances or approvals (in addition to GOVERNMENT APPROVAL for the Cry1Ab GENE and/or Cry1Ab GENE EVENT) required for sale by D&PL of COMBINED GENE COTTON SEED as follows: (i) SYNGENTA shall provide such commercially reasonable assistance at SYNGENTA'S cost (without reimbursement from D&PL) with respect to government approvals, clearances and GOVERNMENT APPROVAL for COMMERCIAL SALE of COMBINED GENE COTTON SEED incorporating a NON-SYNGENTA GENE that is a HERBICIDE TOLERANCE GENE as described in Exhibit H, which COMBINED GENE COTTON SEED has been developed by or on behalf of D&PL to satisfy the requirements of Subsection 3.6(b) and (ii) as to any COMBINED GENE COTTON SEED, other than that described in subpart (i) immediately above, (A) such commercially reasonable assistance shall consist of providing D&PL with access to relevant plant materials, purified Cry1Ab proteins and all regulatory applications, regulatory data and other data and information owned or developed by SYNGENTA prior to the EFFECTIVE DATE and/or during the term of this LICENSE AGREEMENT for registration of the Cry1Ab GENE or Cry1Ab GENE EVENTS with respect to which D&PL has rights to use in cotton, and such additional assistance SYNGENTA may agree to provide pursuant to mutual agreement between SYNGENTA and D&PL, and (B) D&PL shall reimburse SYNGENTA for the reasonable costs of such assistance provided by SYNGENTA at D&PL'S express request, which costs of assistance shall be based on the then current FTE RATE plus reimbursement of out of pocket third party expenses. In accordance with Subsection 4.3(h), the budget for such assistance shall be agreed upon in advance of the assistance being provided. SYNGENTA shall not be required to provide assistance under this Subsection 3.6(a) with respect to any country after the date on which the period in which SYNGENTA'S right to receive the ROYALTY for use of the Cry1Ab GENE has commenced and has subsequently expired in that country as provided in Subsection 6.3. Notwithstanding any other provision in this LICENSE AGREEMENT, SYNGENTA shall not be obligated to obtain or to provide assistance with respect to government clearances, approvals, or GOVERNMENT APPROVAL for any COMBINED GENE COTTON SEED that requires regulatory and other data with respect to a NON-SYNGENTA GENE contained therein or with respect to the combination of the Cry1Ab GENE and/or other SYNGENTA GENE(S) and the NON-SYNGENTA GENE(S) contained therein, unless D&PL at its cost and expense, if any, provides SYNGENTA with access and rights to use such regulatory and other data for purposes of obtaining or providing assistance with respect to such government clearances, approvals or GOVERNMENT APPROVAL of the COMBINED GENE COTTON SEED. Nothing in this LICENSE AGREEMENT shall require SYNGENTA to obtain or to provide assistance with respect to government clearances, approvals, or GOVERNMENT APPROVAL for a NON-SYNGENTA GENE except as may be necessary in connection with GOVERNMENT APPROVAL of a combination of such NON-SYNGENTA GENE with a SYNGENTA GENE.

          (b) D&PL shall use commercially reasonable efforts to incorporate in LICENSED COMMERCIAL SEED of DELTAPINE Cry1Ab CULTIVARS a NON-SYNGENTA GENE that is a HERBICIDE TOLERANCE GENE.

     3.7  CONDITIONS ON LICENSES.  In partial  consideration  for the above
LICENSES:

          (a) D&PL shall choose VARIETAL NAMES to designate cotton seed of DELTAPINE Cry1Ab CULTIVARS.

          (b) At SYNGENTA'S written request, D&PL shall conspicuously display on packages and/or containers containing LICENSED COMMERCIAL SEED, covered by the LICENSED PATENT RIGHTS and/or on invoices relating to such LICENSED COMMERCIAL SEED to be sold or transferred to third parties, the following notice, or a notice having substantially the same meaning and effect, with the blanks appropriately filled in:

               THESE SEEDS ARE COVERED UNDER [APPLICABLE COUNTRY] PATENT(S) ___________. NO SUBLICENSE IS CONVEYED UNDER SAID PATENTS TO USE THESE SEEDS SOLELY BY THE PURCHASE OF SUCH SEEDS. A SUBLICENSE UNDER SAID PATENTS TO USE THESE SEEDS TO PRODUCE A SINGLE COTTON CROP MUST BE OBTAINED FROM [D&PL].

          (c) D&PL shall use commercially reasonable efforts not to sell and shall use commercially reasonable efforts (which efforts shall include, but shall not be limited to, incorporating such requirements in all licenses with sublicensees and using commercially reasonable efforts to enforce such requirements) not to permit its sublicensees to sell LICENSED COMMERCIAL SEED that does not meet the AGRONOMIC CRITERIA, SEED PURITY STANDARDS and GENE EQUIVALENCY STANDARDS and which does not otherwise meet the warranties set forth in Subsection 11.2(a) of this LICENSE AGREEMENT; provided that D&PL shall have no liability to SYNGENTA under this LICENSE AGREEMENT or any RELATED AGREEMENT (except as provided in Section 13) unless SYNGENTA can prove that SYNGENTA has suffered losses as a result of D&PL'S not having used such commercially reasonable efforts to prevent the marketing of LICENSED COMMERCIAL SEED not satisfying the requirements of Subsection 3.7(c). D&PL shall require in any sublicense granted pursuant to
Section 3.4 that the ~ublicense shall not sell LICENSED COMMERCIAL SEED of DELTAPINE Cry1Ab CULTIVARS or SUBLICENSEE Cry1Ab CULTIVARS that does not meet the AGRONOMIC CRITERIA, SEED PURITY STANDARDS, and GENE EQUIVALENCY STANDARDS and which does not meet the warranties set forth in Subsection 11.2(a) of this LICENSE AGREEMENT.

          (d) D&PL shall not modify, use, isolate, analyze, sequence or characterize any DNA sequence contained in a Cry1Ab GENE that is physically isolated from a seed, plant or cell culture that has been transferred by SYNGENTA to D&PL, or progeny of such seed, plant or cell culture, for any purpose without the prior written consent of SYNGENTA; provided, however, that (i) D&PL may identify and utilize DNA sequences in furtherance of its activities under this LICENSE AGREEMENT and (ii) the prohibitions of this Subsection 3.7(d) shall not apply to modification or use of such DNA sequences that has become part of the public domain in the subject country through no fault of D&PL or which D&PL has received from a third party having no obligation of confidentiality to SYNGENTA. As used in this Subsection 3.7(d), material shall be deemed to have become part of the public domain if a member of the public in the subject country can lawfully sell or transfer the material without infringing a valid claim of a LICENSED PATENT.

          (e) D&PL and SYNGENTA, acting through the LICENSE MANAGEMENT COMMITTEE in accordance with Subsection 4.4(c), will approve the terms and conditions of any form of sublicense agreement to be executed by LICENSED GROWERS or the wording of container labels or sales documents used in lieu of execution of a grower license agreement, which may include provisions required to maintain the GOVERNMENT APPROVALS (such as the requirement for insect resistance management and stewardship), and restrictions on the licensee to grow only a single commercial crop from the LICENSED COMMERCIAL SEED purchased. D&PL will be responsible for enforcing the terms and conditions  of this  sublicense  agreement.  D&PL  shall  use  commercially reasonable efforts to collect all TECHNOLOGY FEES due with respect to LICENSED COMMERCIAL SEED sold by D&PL. D&PL shall require in sublicenses with permitted sublicensees that such sublicensees use commercially reasonable efforts to collect all TECHNOLOGY FEES due with respect to LICENSED COMMERCIAL SEED sold by such sublicensees. SYNGENTA shall use commercially reasonable efforts to collect, and shall require that any permitted licensees (including but not limited to any third parties listed in Item 6 of Exhibit K) to use commercially reasonable efforts to collect, all TECHNOLOGY FEES due with respect to sales of LICENSED COMMERCIAL SEED on which D&PL is entitled to receive a portion of the TECHNOLOGY FEE.

     3.8 GENE TRADEMARK:

          (a) D&PL shall conspicuously display the Cry1Ab GENE TRADEMARK and accompanying logo on all packages of LICENSED COMMERCIAL SEED in accordance with the Cry1Ab GENE TRADEMARK LICENSE AGREEMENT. SYNGENTA shall utilize, and require any other permitted licensees to utilize, the same Cry1Ab GENE TRADEMARK in the same manner prescribed in the Cry1Ab GENE TRADEMARK LICENSE AGREEMENT on all packages of LICENSED COMMERCIAL SEED.

          (b) It is agreed that the Cry1Ab GENE TRADEMARK shall be licensed to D&PL on a non-exclusive royalty-free basis pursuant to the Cry1Ab GENE TRADEMARK LICENSE AGREEMENT. The parties shall execute said Cry1Ab GENE TRADEMARK LICENSE AGREEMENT following identification of the final graphic form of the Cry1Ab GENE TRADEMARK by SYNGENTA.

          (c) The Cry1Ab GENE TRADEMARK shall be utilized in the manner specified in the Cry1Ab GENE TRADEMARK LICENSE AGREEMENT. SYNGENTA shall inform D&PL of the final graphic form of the Cry1Ab GENE TRADEMARK to be used on LICENSED COMMERCIAL SEED as soon as practicable, and in no event later than June 15 prior to the marketing year in which the Cry1Ab GENE TRADEMARK is to be used.

     3.9 THIRD PARTY VIOLATIONS OR INVALIDITY OF RESTRICTIONS ON SUBLICENSE. The use of LICENSED COMMERCIAL SEED or its progeny by LICENSED GROWERS for purposes other than, or in addition to, production of a single commercial commodity crop, unless expressly authorized by D&PL, shall not be considered a breach of this LICENSE AGREEMENT by D&PL. The LICENSE granted to D&PL shall not be revoked, diminished, or otherwise affected in the event that the limitations and restrictions of the license or sublicense to purchasers are found to be unenforceable as a matter of law, in whole or in part, by any court or government agency.

       SECTION 4 -- COMMERCIAL DEVELOPMENT ACTIVITIES OF THE PARTIES

     4.1 COMMERCIAL DEVELOPMENT PLAN. SYNGENTA and D&PL shall cooperate in the commercial development activities outlined in the COMMERCIAL DEVELOPMENT PLAN. The COMMERCIAL DEVELOPMENT PLAN will be adopted, and may be revised and amended as necessary, by SYNGENTA and D&PL, acting through the LICENSE MANAGEMENT COMMITTEE, in accordance with the procedures for decision making set forth in Subsection 4.5 of this LICENSE AGREEMENT. The COMMERCIAL DEVELOPMENT PLAN shall include:

          (a) Activities to obtain and maintain GOVERNMENT APPROVALS for commercialization of LICENSED COMMERCIAL SEED including activities to be undertaken by SYNGENTA at its expense (subject to reimbursement by D&PL to the extent provided in this LICENSE AGREEMENT) and the field evaluation and development of GENE EVENTS and field testing of LICENSED COMMERCIAL SEED to be undertaken by D&PL at its expense; and

          (b) Activities undertaken to provide LICENSED COMMERCIAL SEED for COMMERCIAL SALE by D&PL and its permitted sublicensees.

     The COMMERCIAL DEVELOPMENT PLAN shall also include specific activities and standards, targeted timelines and the responsibility of each PARTY with respect to each such activity.

     4.2 CONSULTATION. SYNGENTA and D&PL shall consult regularly throughout the term of this LICENSE AGREEMENT relative to activities affecting the development and maintenance of sales of LICENSED COMMERCIAL SEED by D&PL and its sublicensees, including but not limited to, SYNGENTA'S creation and release of Cry1Ab GENE EVENTS for COMMERCIAL DEVELOPMENT, D&PL'S plans for and progress in production and field testing of such LICENSED COMMERCIAL SEED, intellectual property protection including activities to obtain and maintain intellectual property rights covering Cry1Ab GENES, Cry1Ab GENE EVENTS and related SYNGENTA TECHNOLOGY, freedom to operate, regulatory approvals and other matters of mutual interest to the PARTIES. The LICENSE MANAGEMENT COMMITTEE shall periodically meet as described in Section 4.5 to discuss such activities and progress hereunder. Subject to any obligations of confidentiality to third parties and subject to neither PARTY'S being required to waive attorney client privilege, SYNGENTA and D&PL shall provide each other with all data, reports, documents and information reasonably required for the LICENSE MANAGEMENT COMMITTEE to perform its responsibilities.

     4.3 GENE PROTECTION AND REGULATORY ACTIVITIES.

          As owner and licensor of the LICENSED PATENT RIGHTS and the SYNGENTA TECHNOLOGY and in consideration for its share of the NET TECHNOLOGY FEE REVENUE, SYNGENTA shall be responsible for activities to support such licensing, including but not limited to the following:

          (a) Subject to Section 12, SYNGENTA shall use commercially reasonable efforts, necessary in its judgment, to obtain and maintain protection of Cry1Ab GENE, Cry1Ab GENE EVENTS and related SYNGENTA TECHNOLOGY and the Cry1Ab GENE TRADEMARK against unauthorized third party use in the United States of America and in each other country in THE TERRITORY designated by notice from D&PL to SYNGENTA as countries where D&PL and its sublicensees intend to commercialize LICENSED COMMERCIAL SEED, including payment of all expenses to prepare, file, prosecute, maintain and defend product and/or process patents and trademark registrations that cover the Cry1Ab GENE, Cry1Ab GENE EVENTS, and related SYNGENTA TECHNOLOGY and the Cry1Ab GENE TRADEMARK in each such country and to prosecute legal actions against infringement of such patent or trademark rights. SYNGENTA shall perform such activities at its sole expense, provided that SYNGENTA shall be entitled to reimbursement of its reasonable and necessary cost of patent and trademark infringement actions from recoveries from infringing third parties. Notwithstanding the above, any decision to prosecute infringement actions and the extent of such actions shall be at the sole discretion of SYNGENTA.

          (b) SYNGENTA shall support the development and commercialization of each Cry1Ab GENE EVENT approved for COMMERCIAL DEVELOPMENT by developing gene and event specific PCR primers and protocols for detection of the Cry1Ab GENE and each Cry1Ab GENE EVENT that is released for field testing, developing event specific PCR primers and protocols for detection and zygosity determination of each Cry1Ab GENE EVENT released to D&PL, developing ELISA strip and plate antibodies and protocols for detection of transgenic proteins produced by each Cry1Ab GENE released to D&PL and providing technical training and support for the proper utilization of the above tests by D&PL as D&PL may reasonably request.

          (c) SYNGENTA shall use commercially reasonable efforts to perform the regulatory and registration activities to obtain and maintain GOVERNMENT APPROVAL of the Cry1Ab GENE and the particular Cry1Ab GENE EVENT(S) designated for COMMERCIAL DEVELOPMENT in accordance with Section 4.4(b) hereof in the United States of America. SYNGENTA shall bear the expense of such activities for GOVERNMENT APPROVAL in the United States of America for the period from the EFFECTIVE DATE and ending six and one half (6.5) years from the EFFECTIVE DATE, and thereafter so long as an event set forth in Subsection 3.5(c)(ii) has not occurred, SYNGENTA shall bear such expense for such GOVERNMENT APPROVAL in the United States of America subject to reimbursement by D&PL for one hundred percent (100%) of such expenses. [Text in Item 7 of Exhibit K]. Subject to SYNGENTA'S providing D&PL with necessary information to determine the amount due for the subject twelve (12) month period, D&PL shall pay its portion of such expenses to SYNGENTA each year on the later of September 30 or thirty (30) days after D&PL receives the necessary information from SYNGENTA to determine the amount due.

          (d) Subject to Subsection 4.3(g), for countries outside the United States of America designated by D&PL in a written notice to SYNGENTA as being those countries in which D&PL and its sublicensees intend to commercialize the LICENSED COMMERCIAL SEED, SYNGENTA shall use commercially reasonable efforts to perform the regulatory and registration activities to obtain and maintain GOVERNMENT APPROVAL of the Cry1Ab GENE and the Cry1Ab GENE EVENT(S), designated for COMMERCIAL DEVELOPMENT. The expenses shall be borne by SYNGENTA subject to reimbursement by D&PL for one hundred percent (100%) of such expenses, subject to Subsection 4.3(g), provided that if an event set forth in Section 3.5(c)(ii) occurs, such expenses in each country outside the United States of America in each twelve (12) month period ending on August 31 shall be shared by D&PL and SYNGENTA on the basis of the formula set forth in Subsection 4.3(c) based on TECHNOLOGY FEES from sales of LICENSED COMMERCIAL SEED in the subject country during the subject twelve (12) month period. Upon thirty (30) days notice, D&PL may revoke a notice given to SYNGENTA under this Subsection 4.3(d) in which D&PL had asked SYNGENTA to obtain and maintain GOVERNMENT APPROVAL of the Cry1Ab GENE and Cry1Ab GENE EVENTS in a particular country provided that D&PL shall reimburse SYNGENTA for one-hundred (100%) percent of the reasonable costs of obtaining GOVERNMENT APPROVAL that have been incurred by or on behalf of SYNGENTA or cannot reasonably be avoided as of the date of receipt of such notice.

          (e) Subject to the other provisions in Sections 3 and 4, SYNGENTA'S activities under Subsections 4.3(c) and 4.3(d) will also include using commercially reasonable efforts to (i) obtain import, movement and release approvals and permits as may be necessary to permit D&PL or its sublicensees or D&PL'S contract growers to conduct development and increase activities prior to and after GOVERNMENT APPROVAL in the subject country and (ii) compliance with any post-registration and approval requirements imposed as a condition of GOVERNMENT APPROVAL in the subject country as to which SYNGENTA has the responsibility to maintain such registrations or approvals. SYNGENTA shall use commercially reasonable efforts to obtain such GOVERNMENT APPROVALS and/or such import, movement and release approvals and permits at the earliest practical date, provided, however, SYNGENTA makes no representations or warranties to D&PL that SYNGENTA will be able to obtain and/or maintain any such GOVERNMENT APPROVAL or such import, movement and release approvals and permits or that SYNGENTA will be able to obtain such GOVERNMENT APPROVAL or such import, movement and release approvals and permits by the targeted dates which may be set forth in the COMMERCIAL DEVELOPMENT PLAN or otherwise estimated. Subject to the other provisions in Sections 3 and 4, SYNGENTA shall also provide commercially reasonable assistance to D&PL with respect to import, movement and release approvals, clearances, and permits necessary for D&PL to conduct counterseason nurseries, trials and seed increases for DELTAPINE Cry1Ab CULTIVARS in Costa Rica and other countries reasonably designated by D&PL for counterseason nurseries, trials and seed increases whether or not SYNGENTA is seeking GOVERNMENT APPROVAL in such countries.

          (f) In consideration of SYNGENTA obtaining in any country outside the United States of America designated by D&PL for SYNGENTA to seek GOVERNMENT APPROVAL for the Cry1Ab GENE and Cry1Ab GENE EVENTS, D&PL shall pay to SYNGENTA a milestone payment of ****** per country payable not later than ninety (90) days after SYNGENTA obtains such GOVERNMENT APPROVAL, gives notice thereof to D&PL and delivers to D&PL documents, reasonably satisfactory to D&PL, evidencing that such GOVERNMENT APPROVAL has been obtained, provided, however, it is understood by the PARTIES that SYNGENTA may be requested by D&PL to obtain registration of other traits in the same country pursuant to the RELATED AGREEMENTS and that D&PL shall be obligated to pay SYNGENTA only one such milestone payment per country, regardless of the number of GENES or GENE events for which SYNGENTA obtains GOVERNMENT APPROVAL in such country under this LICENSE AGREEMENT and/or any of the RELATED AGREEMENT(S). If D&PL has notified SYNGENTA that SYNGENTA should seek to obtain the GOVERNMENT APPROVAL for the Cry1Ab GENE and Cry1Ab GENE EVENTS in a particular country outside the United States of America, and D&PL later revokes such notice after SYNGENTA has commenced performance and has made regulatory filings in that country, in the event that D&PL obtains GOVERNMENT APPROVAL in that country within eighteen (18) months after the date on which D&PL gave such notice to SYNGENTA, D&PL shall pay to SYNGENTA the milestone payment of ****** for each such country, payable not later than ninety (90) days after such GOVERNMENT APPROVAL has been obtained by or on behalf of D&PL. It is understood by the PARTIES that D&PL shall be obligated to pay SYNGENTA only one such milestone payment per country, regardless of the number of GENES or GENE events as to which GOVERNMENT APPROVALS in such country are obtained under this LICENSE AGREEMENT and/or any of the RELATED AGREEMENT(S).

          (g) D&PL may, at its expense, perform the regulatory and registration activities required to obtain and maintain GOVERNMENT APPROVAL of the Cry1Ab GENE and Cry1Ab GENE EVENTS in any country outside the United States of America, in which D&PL has not designated by notice to SYNGENTA for SYNGENTA to seek GOVERNMENT APPROVAL (or with respect to which D&PL has revoked a notice previously given under Subsection 4.3(d)), in which event Subsection 4.3(f) shall not apply with respect to the Cry1Ab GENE or Cry1Ab GENE EVENT(S) as to which D&PL obtains and maintains such GOVERNMENT APPROVAL except as expressly set forth therein in the case where D&PL has revoked a notice previously given to SYNGENTA to obtain such GOVERNMENT APPROVAL. In such countries, SYNGENTA shall provide reasonable assistance to D&PL with respect to import, movement and release approvals and clearances at D&PL's expense. Subject to Subsections 5.3 and 5.4, D&PL shall have a right to obtain from SYNGENTA and use for the purpose of obtaining and maintaining GOVERNMENT APPROVALS, as provided for in this LICENSE AGREEMENT, any relevant plant materials, purified Cry1Ab proteins and all regulatory applications, regulatory data and other data and information, owned or developed by SYNGENTA prior to the EFFECTIVE DATE or during the term of this LICENSE AGREEMENT for registration of the Cry1Ab GENE or Cry1Ab GENE EVENTS with respect to which D&PL has rights in cotton. D&PL at its expense shall obtain and maintain all permits, registrations, clearances or other government or regulatory approvals required under all applicable laws relating to seed varieties required for the testing, development, production and sale of LICENSED COMMERCIAL SEED of DELTAPINE Cry1Ab CULTIVARS and/or SUBLICENSEE Cry1Ab CULTIVARS.

          (h) D&PL's obligations to reimburse SYNGENTA for expenses of obtaining and maintaining GOVERNMENT APPROVALS outside the United States of America as provided in this Section 4.3 shall be limited to application and maintenance fees and similar administrative, regulatory or statutory fees or taxes payable to government regulatory agencies, incremental regulatory expenses incurred by or on behalf of SYNGENTA, and expenses for post-registration maintenance activities included but not limited to stewardship and insect resistance management activities (including personnel costs at the then current FTE RATE, and third party out of pocket expenses) specifically related to obtaining and maintaining such GOVERNMENT APPROVALS in such countries but shall not include reimbursement by D&PL of any of SYNGENTA'S general administrative or overhead expenses or of any expenses of activities required in any event for SYNGENTA to obtain and maintain, at its sole expense during such period, GOVERNMENT APPROVALS in the United States of America. There shall be no duplication of reimbursement of costs and expenses under this LICENSE AGREEMENT and under the RELATED AGREEMENT(S). D&PL and SYNGENTA must agree in advance on a budget for any activities and expenses for which SYNGENTA may request reimbursement from D&PL under this LICENSE AGREEMENT, including, but not limited to, activities (i) to obtain or maintain GOVERNMENT APPROVALS in countries outside the United States of America, (ii) to obtain or maintain GOVERNMENT APPROVALS in the United States of America after six and one half (6.5) years from the EFFECTIVE DATE, (iii) to assist D&PL with obtaining and maintaining GOVERNMENT APPROVALS, and (iv) to assist D&PL with obtaining GOVERNMENT APPROVALS for COMBINED GENE COTTON SEED where SYNGENTA is entitled to request reimbursement under Subsection 3.6(a). If after good faith negotiations SYNGENTA and D&PL do not, within one hundred twenty
(120) days, agree upon a commercially reasonable budget for any specific activities requested by D&PL to be performed by SYNGENTA under Section 4.3(h), Subparts (i) through (iv), SYNGENTA shall not, on that occasion, be required to perform such specific activities requested by D&PL. SYNGENTA shall invoice D&PL quarterly, not later than thirty (30) days after the end of each calendar quarter, for all personnel costs or out-of-pocket expenses for which SYNGENTA is entitled to reimbursement under this LICENSE AGREEMENT during the preceding quarter. The invoice shall itemize the services and expenses for which reimbursement is sought. Payment of amounts due under such invoices shall be due thirty (30) days after receipt by D&PL. For a period of seven (7) years, SYNGENTA shall keep records supporting the amounts invoiced to D&PL and shall permit its books and records to be examined on a confidential basis from time to time by a national auditing firm, reasonably acceptable to SYNGENTA, appointed by and at the expense of D&PL, to the extent necessary to verify amounts invoiced.

          (i) Neither D&PL nor SYNGENTA (if otherwise permitted to do so under this LICENSE AGREEMENT) shall commence COMMERCIAL SALE (nor authorize any other party to commence COMMERCIAL SALE) in any particular country in THE TERRITORY of LICENSED COMMERCIAL SEED containing a particular Cry1Ab GENE EVENT with respect to which D&PL has rights in cotton, prior to the later of (i) the DATE OF GOVERNMENT APPROVAL or (ii) DATE OF APPROVAL FOR COMMERCIAL SALE of that Cry1Ab GENE EVENT in the subject country, provided that (ii) shall not apply if D&PL has notified or is deemed to have notified SYNGENTA that it or its sublicensees will not commercialize LICENSED COMMERCIAL SEED containing the Cry1Ab GENE as provided in Subsection 4.3(k).

          (j) All government approvals and any import, movement and release approvals and permits for the Cry1Ab GENE and Cry1Ab GENE EVENTS obtained by SYNGENTA shall be owned and held in the name of SYNGENTA or its AFFILIATES unless otherwise required by applicable law in the subject country, provided that D&PL shall have the right to use the same with respect to import, export, production, use and sale of LICENSED COMMERCIAL SEED under this LICENSE AGREEMENT. All government approvals and any import, movement, and release approvals and permits for the Cry1Ab GENE and the Cry1Ab GENE EVENTS obtained by D&PL pursuant to Subsection 4.3(g) shall be owned and held in the name of D&PL or its AFFILIATES unless otherwise required by the applicable law of the subject country, provided that
SYNGENTA and its licensees shall have the right to use the same with respect to import, export, production, use and sale of cottonseed containing the Cry1Ab GENE when SYNGENTA and/or its licensees are permitted to engage in such activities under Subsection 3.5 of this LICENSE AGREEMENT. D&PL shall not assign or transfer and shall not permit a third party who may hold the governmental approvals in its name (if so required by applicable law) to assign or transfer such government approvals, except that D&PL may assign such government approvals under the same circumstances under which D&PL may assign this LICENSE AGREEMENT and its rights and obligations under Section 14.1(a). Upon termination of the LICENSE AGREEMENT, at SYNGENTA'S request and subject to SYNGENTA'S payment to D&PL of ****** , D&PL shall assign and transfer and shall cause any third party as applicable to assign or transfer to SYNGENTA, to the extent permitted under applicable law, all government approvals for the Cry1Ab GENE and the Cry1Ab GENE EVENTS obtained by D&PL pursuant to Subsection 4.3(g) and shall return all data and other information provided by SYNGENTA to D&PL under Subsection 4.3(g)

          (k) In the event that D&PL gives notice to SYNGENTA that D&PL or its sublicensees will not commercialize LICENSED COMMERCIAL SEED containing the Cry1Ab GENE in a particular country outside the United States of America, SYNGENTA shall have the right to commercialize the Cry1Ab GENE in that country in any cotton cultivars selected by SYNGENTA (other than in DELTAPINE Cry1Ab CULTIVARS or in SUBLICENSEE Cry1Ab CULTIVARS, unless such cultivars are licensed by D&PL to SYNGENTA for such purpose), including the right to test, develop, produce, have produced, multiply and sell cotton seed containing the Cry1Ab GENE, alone or in combination with other GENE(S), and to grant licenses under the LICENSED PATENT RIGHTS and SYNGENTA TECHNOLOGY to any third party to develop, produce, have produced, multiply, and sell cottonseed containing the Cry1Ab GENE in their germplasm. If SYNGENTA elects to exercise this right, it shall promptly notify D&PL, in which event SYNGENTA may assume responsibility, at its expense, for regulatory and commercialization activities for that Cry1Ab GENE and Cry1Ab GENE EVENT in such country. After recovery by SYNGENTA of its regulatory and other expenses necessary for GOVERNMENT APPROVAL and introduction of the Cry1Ab GENE and Cry1Ab GENE EVENT into such country, and after deduction of any TECHNOLOGY FEES or other amounts due to or retained by SYNGENTA'S third party seed company licensees D&PL shall receive seventy percent (70%) of the net NET TECHNOLOGY FEE REVENUE and SYNGENTA shall receive thirty percent (30%) of the net NET TECHNOLOGY FEE REVENUE in that country; provided that if an event under Subsection 3.5(c)(ii) shall have occurred, then the sharing and allocation of NET TECHNOLOGY FEE REVENUE shall be governed by the provisions of Subsection 3.5(c)(ii). D&PL agrees that not later than two (2) years after GOVERNMENT APPROVAL of the Cry1Ab GENE has been obtained in the United States of America, D&PL shall with respect to each of the following countries:
Australia, Brazil, India and the People's Republic of China, either (i) request that SYNGENTA obtain GOVERNMENT APPROVAL or (ii) notify SYNGENTA that D&PL will obtain GOVERNMENT APPROVAL and then proceed with commercially reasonable efforts to obtain GOVERNMENT APPROVAL. If D&PL does not take one of the actions set forth in the preceding sentence with respect to any one or more of such named countries, then with respect to that country(ies), D&PL shall be deemed to have notified SYNGENTA that it will not commercialize LICENSED COMMERCIAL SEED with the Cry1Ab GENE in that country and the provisions of this Subsection 4.3(k) shall apply to such country.

     4.4 SEED DEVELOPMENT AND COMMERCIALIZATION RESPONSIBILITIES. SYNGENTA shall deliver to D&PL (in viable cotton seed) each Cry1Ab GENE EVENT developed by SYNGENTA before or during the term of this LICENSE AGREEMENT that SYNGENTA determines is a potential candidate for COMMERCIAL DEVELOPMENT. SYNGENTA'S obligation under the preceding sentence shall terminate upon occurrence of an event described in Subsection 3.5(c)(ii), Subparts (A), (B) and/or (C), and/or upon the occurrence of an event described in Subsection 3.5(c)(ii), Subpart (E), if D&PL gives SYNGENTA the notice described in the third sentence of Subsection 10.2(d), and/or upon termination of this LICENSE AGREEMENT pursuant to Subsection 14.2(b)(ii)(B). D&PL shall be responsible for the commercialization of LICENSED COMMERCIAL SEED of DELTAPINE Cry1Ab CULTIVARS and SUBLICENSEE Cry1Ab CULTIVARS. In furtherance of the development and commercialization of such LICENSED COMMERCIAL SEED by D&PL and its permitted sublicensees:

          (a) D&PL shall determine, in its judgment reasonably exercised in good faith, the following provisions of the COMMERCIAL DEVELOPMENT PLAN pertaining to development and commercialization of Cry1Ab GENE EVENTS and LICENSED COMMERCIAL SEED:

               (i) The criteria for COMMERCIAL INSECT RESISTANCE for Cry1Ab GENE EVENTS;

               (ii) Criteria for selection of Cry1Ab GENE EVENTS for COMMERCIAL DEVELOPMENT;

               (iii) GENE EQUIVALENCY STANDARDS;

               (iv) Modifications, if necessary, to the procedure for determining satisfaction of AGRONOMIC CRITERIA (set forth in Exhibit
     D); and

               (v) Modifications, if necessary, to SEED PURITY STANDARDS (set forth in Exhibit E).

          D&PL shall give notice to the LICENSE MANAGEMENT COMMITTEE of its determination of foregoing provisions of the COMMERCIAL DEVELOPMENT PLAN, together with a written statement of the basis for D&PL'S determination and, where appropriate, supporting documents. Upon request from SYNGENTA, and subject to any obligations of confidentiality to which D&PL is subject in agreements with third parties that are in effect on the EFFECTIVE DATE and provided that D&PL shall not be required to waive attorney client privilege, representatives of D&PL shall discuss D&PL's determinations under Section 4.4(a) with the members of the LICENSE MANAGEMENT COMMITTEE.

          (b) D&PL shall determine, in its judgment reasonably exercised in good faith, and consistent with the COMMERCIAL DEVELOPMENT PLAN:

               (i) Whether particular Cry1Ab GENE EVENTS have exhibited the criteria for COMMERCIAL INSECT RESISTANCE;

               (ii) Which particular Cry1Ab GENE EVENTS shall be subject to COMMERCIAL DEVELOPMENT;

               (iii)  Whether  particular  DELTAPINE  Cry1Ab  CULTIVARS and
     SUBLICENSEE  Cry1Ab  CULTIVARS  meet  the  AGRONOMIC  CRITERIA,   GENE
     EQUIVALENCY STANDARDS and SEED PURITY STANDARDS; and

               (iv)  Which   particular   DELTAPINE  Cry1Ab  CULTIVARS  and
     SUBLICENSEE Cry1Ab CULTIVARS that meet the foregoing standards shall be commercialized in particular countries.

          D&PL shall give notice to the LICENSE MANAGEMENT COMMITTEE of its determinations with respect to the foregoing, together with a written statement of the basis for D&PL'S determination and, where appropriate, supporting documents. Upon request from SYNGENTA, and subject to obligations of confidentiality to which D&PL is subject in agreements with third parties that are in effect on the EFFECTIVE DATE and provided that D&PL shall not be required to waive attorney client privilege, representatives of D&PL shall discuss D&PL's determinations under Section 4.4(b) with the members of the LICENSE MANAGEMENT COMMITTEE.

          (c) D&PL shall make recommendations to the LICENSE MANAGEMENT COMMITTEE on the following matters:

               (i) The mode of collection of TECHNOLOGY FEES with respect to sales of LICENSED COMMERCIAL SEED in any particular country or geographical region, as provided for in Subsection 6.1(a);

               (ii) The terms and conditions of any form of sublicense agreements to be executed by LICENSED GROWERS or the wording of container labels or sales documents used in lieu of or in addition to the execution of grower license agreements, as provided for in Subsection 3.1 and Subsection 3.7(e);

               (iii) The strategy, format, and content of promotion and incentive programs relating to the use of Cry1Ab GENES to LICENSED COMMERCIAL SEED, including items which may be deducted from TECHNOLOGY FEES in determining NET TECHNOLOGY FEE REVENUE, as provided in Subsection 2.1.54;

               (iv) The dates by which D&PL shall make recommendations concerning appropriate TECHNOLOGY FEES in each PRICING REGION as provided for in Subsection 6.1(d)(i);

               (v) The content, scope, limitation and/or necessary conditions of performance warranties which may be made by the PARTIES concerning the Cry1Ab GENE and/or LICENSED COMMERCIAL SEED as provided in Section 13.

          D&PL shall give SYNGENTA not less than six (6) months advance notice of the date(s) by which D&PL will next make a recommendation on matters described in Subsections 4.4(c)(i), 4.4(c)(ii) and/or 4.4(c)(iii). The LICENSE MANAGEMENT COMMITTEE shall make a determination on each of the matters described in Subsection 4.4(c) in accordance with the provisions in Subsection 4.5(d).

     4.5 LICENSE MANAGEMENT COMMITTEE.

          (a) Formation of LICENSE MANAGEMENT COMMITTEE. SYNGENTA and D&PL hereby agree to form the LICENSE MANAGEMENT COMMITTEE, to be comprised of four (4) members, with two (2) members to be appointed by each of SYNGENTA and D&PL. The LICENSE MANAGEMENT COMMITTEE will be chaired on a rotating annual basis by a SYNGENTA member or a D&PL member designated by SYNGENTA or D&PL as the case may be. The LICENSE MANAGEMENT COMMITTEE shall be responsible for adopting, revising and amending (as necessary) and overseeing the COMMERCIAL DEVELOPMENT PLAN for the Cry1Ab GENE and other matters expressly delegated to the LICENSE MANAGEMENT COMMITTEE under this LICENSE AGREEMENT.

          (b) Meetings. The LICENSE MANAGEMENT COMMITTEE shall meet at least quarterly, alternating between the United States corporate offices of SYNGENTA and D&PL or at such other sites as the LICENSE MANAGEMENT COMMITTEE may agree upon. The first such meeting shall be held at the United States corporate offices of SYNGENTA within thirty (30) days after the EFFECTIVE DATE. Participation in any meeting of the LICENSE MANAGEMENT COMMITTEE may be in person, by telephone, by video conference or by other means of telecommunication that enables all members of the LICENSE
MANAGEMENT COMMITTEE participating in the meeting to communicate simultaneously with each other. If personal participation in a meeting by a member of the LICENSE MANAGEMENT COMMITTEE is not practical, that member may, by written notice to each of the other members of the LICENSE MANAGEMENT COMMITTEE, designate a proxy with voting authority. In addition, the LICENSE MANAGEMENT COMMITTEE may act without a formal meeting by a written consent signed, in original or counterparts, by all the members of the LICENSE MANAGEMENT COMMITTEE. Subject to the obligations set forth in
Article 8, representatives of either PARTY, in addition to the members of the LICENSE MANAGEMENT COMMITTEE, may attend LICENSE MANAGEMENT COMMITTEE meetings as nonvoting observers at the invitation of either PARTY.

          (c) Minutes. LICENSE MANAGEMENT COMMITTEE shall keep accurate minutes of its meetings and record all decisions and all actions recommended or taken. Draft minutes shall be delivered to the members of the LICENSE MANAGEMENT COMMITTEE within twenty (20) days after each meeting. The members of the LICENSE MANAGEMENT COMMITTEE shall elect or appoint a secretary for each meeting and such secretary shall be responsible for the preparation and circulation of the draft minutes. Draft minutes shall be edited by the members of the LICENSE MANAGEMENT COMMITTEE and shall be issued in final form only with their approval and agreement as evidenced by their signatures on the minutes. Minutes of LICENSE MANAGEMENT COMMITTEE meetings shall be Confidential Information.

          (d) Decision Making.

               (i) At each LICENSE MANAGEMENT  COMMITTEE meeting,  at least one (1) member appointed by each of SYNGENTA and D&PL shall constitute a quorum. Decisions shall be made by unanimous vote, with all the members representing SYNGENTA collectively having one vote and the members representing D&PL collectively having one vote.

               (ii) As to each matter coming before the LICENSE MANAGEMENT COMMITTEE one PARTY (the "RESPONSIBLE PARTY") shall be responsible for making a recommendation for action or decision. The designation of the RESPONSIBLE PARTY is based on its primary areas of responsibility under this LICENSE AGREEMENT, provided that:

                         (A) SYNGENTA shall be the RESPONSIBLE PARTY having
                    primary responsibility for making recommendations to the LICENSE MANAGEMENT COMMITTEE relating to activities and decisions with respect to further development of the Cry1Ab GENE and Cry1Ab GENE EVENTS and technical support for development and commercialization activities, as described in Subsection 4.3(b).

                         (B) SYNGENTA shall be the RESPONSIBLE PARTY having
                    primary responsibility for making recommendations to the LICENSE MANAGEMENT COMMITTEE with respect to activities and decisions relating to obtaining and maintaining GOVERNMENT APPROVAL of Cry1Ab GENE EVENTS designated by D&PL in the United States of America and other countries designated by D&PL as countries in which SYNGENTA is to seek government approval and D&PL shall be the RESPONSIBLE PARTY having primary responsibility for making recommendations to the LICENSE MANAGEMENT COMMITTEE with respect to activities and decisions relating to obtaining and maintaining GOVERNMENT APPROVAL in other countries.

                         (C) D&PL  shall be the  RESPONSIBLE  PARTY  having
                    primary responsibility for making recommendations to the LICENSE MANAGEMENT COMMITTEE relating to commercialization of LICENSED COMMERCIAL SEED on matters described in Subsections 4.4(c)(i) to (v).

                         (D) D&PL  shall be the  RESPONSIBLE  PARTY  having
                    primary responsibility for making recommendations to the LICENSE MANAGEMENT COMMITTEE for activities relating to product performance including the content of product performance claims and advertising and the handling of product performance claims under Section 13.

               (iii) In any case where a PARTY is required or permitted under this LICENSE AGREEMENT to make a recommendation to the LICENSE MANAGEMENT COMMITTEE, that PARTY will provide with its recommendation to the LICENSE MANAGEMENT COMMITTEE documentation supporting such recommendation reasonably sufficient for the other PARTY and the LICENSE MANAGEMENT COMMITTEE to be able to assess and understand the basis for the recommendation. In the event SYNGENTA disagrees with any recommendation made by D&PL as the RESPONSIBLE PARTY under Subsections 4.4(c)(i), 4.4(c)(ii) and/or 4.4(c)(iii), SYNGENTA shall within ten (10) business days after receipt of D&PL'S recommendation give written notice to D&PL and the LICENSE MANAGEMENT COMMITTEE of its disagreement with D&PL's recommendation, and any alternative recommendation, and documentation supporting such disagreement with D&PL'S recommendation and SYNGENTA'S alternative recommendation reasonably sufficient for D&PL and the LICENSE MANAGEMENT COMMITTEE to be able to assess and understand the basis for SYNGENTA'S disagreement and its alternative recommendation. The PARTY making any recommendation or response and counter-recommendation under this Subsection 4.4(d)(iii) shall not be required to provide information to the extent that to do so would breach such PARTY'S written contractual obligations to any third party or waive attorney client privilege.

               (iv) The LICENSE MANAGEMENT COMMITTEE shall not unreasonably withhold or delay approval of a recommendation from the RESPONSIBLE PARTY on matters within its areas of primary responsibility. Whether a decision of the LICENSE MANAGEMENT COMMITTEE on a recommendation from a RESPONSIBLE PARTY is consistent with the preceding sentence shall be subject to the dispute resolution provisions of Subsection 4.5(d)(v) and, as appropriate, to arbitration under Subsection 14.12 except as to any recommendation and alternative recommendation made with respect to Subsections 4.4(c)(i), 4.4(c)(ii) and/or 4.4(c)(iii), as to which the procedures set forth in Subsection 4.5(d)(vi) shall apply with respect to arbitration before the SPECIAL TECHNOLOGY FEE PANEL selected, empanelled and reimbursed as provided in Subsection 6.1(d)(iv).

               (v) If the LICENSE MANAGEMENT COMMITTEE is unable to reach unanimous agreement on any matter (a "DEADLOCK MATTER"), upon written notice by any one or more members of the LICENSE MANAGEMENT COMMITTEE, the DEADLOCK MATTER shall be referred for resolution to an Executive Management Committee consisting of a member of senior management of SYNGENTA as designated by SYNGENTA and a member of the senior management of D&PL as designated by D&PL (the "EXECUTIVE MANAGEMENT COMMITTEE"). The LICENSE MANAGEMENT COMMITTEE shall endeavor to adopt a resolution referring the DEADLOCK MATTER setting forth the specifics of the issues to be resolved, which resolution, together with information and documentation relevant to the DEADLOCK MATTER, shall be forwarded to the members of the EXECUTIVE MANAGEMENT COMMITTEE; provided, however, that failure of the LICENSE
MANAGEMENT COMMITTEE to agree upon the form of such resolution or assembling of documentation shall not delay the referral of the DEADLOCK MATTER to the EXECUTIVE MANAGEMENT COMMITTEE. Upon receipt of notice of a DEADLOCK MATTER, the EXECUTIVE MANAGEMENT COMMITTEE shall meet promptly in person, or by telephone, video conference or other means of telecommunication and endeavor to reach agreement. Decisions of the EXECUTIVE MANAGEMENT COMMITTEE shall be by unanimous vote and shall be binding on the PARTIES and the members of the LICENSE MANAGEMENT COMMITTEE. If the EXECUTIVE MANAGEMENT COMMITTEE is unable to unanimously resolve the DEADLOCK MATTER within thirty (30) days from the date of the deadlock necessitating referral to the EXECUTIVE MANAGEMENT COMMITTEE, such dispute may be submitted by either PARTY to arbitration pursuant to Subsection 14.12, provided that in the event the DEADLOCK MATTER is a recommendation made by D&PL as the RESPONSIBLE PARTY under Subsections 4.4(c)(i), 4.4(c)(ii) and/or 4.4(c)(iii), such dispute, if submitted to arbitration by either PARTY, shall be submitted to arbitration before the SPECIAL TECHNOLOGY FEE PANEL for resolution in accordance with the procedure set forth in Subsection 4.5(d)(vi).

               (vi) Within ten (10) business days after either PARTY gives notice of submission to the SPECIAL TECHNOLOGY FEE PANEL of a DEADLOCK MATTER on a recommendation made by D&PL as the RESPONSIBLE PARTY under Subsections 4.4(c)(i), 4.4(c)(ii) and/or 4.4(c)(iii), (A) D&PL shall submit to SYNGENTA and to each of the members of the SPECIAL TECHNOLOGY FEE PANEL a written statement setting forth why the subject recommendation made by D&PL is consistent with the "Purpose" (the "Purpose" shall mean maximizing the NET TECHNOLOGY REVENUE to the PARTIES under this LICENSE AGREEMENT and/or any other goals to be served by the recommendation under this LICENSE AGREEMENT which have been agreed by the PARTIES in advance) (and is more consistent with that Purpose than the alternative recommendation by SYNGENTA to the LICENSE MANAGEMENT COMMITTEE) and (B) SYNGENTA shall submit to D&PL and to each of the members of the SPECIAL TECHNOLOGY FEE PANEL a written statement setting forth why the subject recommendation made by D&PL is not consistent with the Purpose and/or why the alternative recommendation made by SYNGENTA to the LICENSE MANAGEMENT COMMITTEE is more consistent with the Purpose than the recommendation by D&PL. Within five
(5) business days after submission of the foregoing statements, SYNGENTA and D&PL may submit to the other PARTY and to each of the members of the SPECIAL TECHNOLOGY FEE PANEL further written statements supplementing their initial statements. The PARTIES' written statements may be accompanied by any supporting documents the submitting PARTY deems relevant. Within twenty
(20) business days after the date of transmission of the notice under Subsection 4.5(d)(v), the SPECIAL TECHNOLOGY FEE PANEL shall meet, in person or by means of telecommunications, and shall decide, by majority vote, whether D&PL'S subject recommendation is more consistent with the Purpose than SYNGENTA'S alternative recommendation. In the event that the SPECIAL TECHNOLOGY FEE PANEL finds D&PL'S recommendation to be more consistent with the Purpose than SYNGENTA'S alternative recommendation, then D&PL'S recommendation shall be followed by the PARTIES for the period for which such recommendation was to be effective, unless the PARTIES otherwise mutually agree. In the event that the SPECIAL TECHNOLOGY FEE PANEL finds that SYNGENTA'S alternative recommendation to be more consistent with the Purpose than D&PL'S recommendation, then SYNGENTA'S alternative recommendation shall be followed by the PARTIES for the period for which such recommendation was to be effective, unless the PARTIES otherwise mutually agree. The SPECIAL TECHNOLOGY FEE PANEL shall make its decision based on the PARTIES' written submissions. No personal appearances or other communications with the members of the SPECIAL TECHNOLOGY FEE PANEL shall be permitted. The SPECIAL TECHNOLOGY FEE PANEL shall notify SYNGENTA and D&PL in writing of their decision. The decision of the SPECIAL TECHNOLOGY FEE PANEL shall be final and binding on SYNGENTA and D&PL.

                    SECTION 5 -- OWNERSHIP OF TECHNOLOGY

     5.1 SYNGENTA TECHNOLOGY AND LICENSED PATENT RIGHTS.

          (a) All SYNGENTA TECHNOLOGY shall remain the property of SYNGENTA, including all improvements thereto discovered and reduced to practice by SYNGENTA or by D&PL in the course of performance of activities pursuant to this LICENSE AGREEMENT, provided that SYNGENTA hereby grants D&PL licenses to any such improvements without payment of additional consideration and otherwise on the same terms as the LICENSES granted herein (unless any SYNGENTA TECHNOLOGY is in-licensed by SYNGENTA from any third party, and the license with such third party contains contrary terms with respect to improvements).

          (b) Each of the LICENSED PATENT RIGHTS shall remain the property of the owner thereof as of the EFFECTIVE DATE or as of the date on which such patent rights are added to the LICENSED PATENT RIGHTS.

     5.2 D&PL TECHNOLOGY. All D&PL TECHNOLOGY shall remain the property of D&PL including all improvements thereto discovered and reduced to practice by SYNGENTA or by D&PL in the course of performance of activities pursuant to this LICENSE AGREEMENT (unless any D&PL TECHNOLOGY is in-licensed by D&PL from any third party, in which case D&PL will decide ownership in reference to the license terms with such third party).

     5.3 SAFETY, TOXICOLOGY AND EFFICACY DATA. SYNGENTA shall own all data that relates solely to the safety, toxicology, efficacy, and performance of the GENE including the protein product and which does not relate to D&PL CULTIVARS or to a NON-SYNGENTA GENE. D&PL shall own all data that relates to the agronomic performance and fiber properties of D&PL CULTIVARS and/or NON-SYNGENTA GENE(S) and which does not relate to SYNGENTA GENE(S). SYNGENTA and D&PL shall jointly own all other safety, toxicological, and efficacy data generated jointly through activities undertaken pursuant to the COMMERCIAL DEVELOPMENT PLAN; provided that neither D&PL nor SYNGENTA shall grant any rights of access or use of such jointly owned data to any third party to obtain GOVERNMENT APPROVALS or clearances, unless expressly agreed by the other PARTY or as expressly permitted under this LICENSE AGREEMENT. The provisions of this LICENSE AGREEMENT shall not affect the rights of any third parties supplying NON-SYNGENTA GENE(S) to access or ownership of any safety, toxicological, and efficacy data relating to NON-SYNGENTA GENE(S) or COMBINED GENE COTTON SEED containing NON-SYNGENTA GENE(S) supplied by such third party.

     5.4 USE OF DATA. SYNGENTA and D&PL shall have a royalty-free license to use data owned by the other PARTY developed by activities undertaken pursuant to this LICENSE AGREEMENT for the purposes set forth in this LICENSE AGREEMENT. Subject to obligations of confidentiality and non-use in agreements with third parties, such data shall be delivered to the other PARTY upon request, which delivery will not be unreasonably delayed.

                  SECTION 6 -- TECHNOLOGY FEES AND ROYALTY

     6.1 TECHNOLOGY FEE. The TECHNOLOGY FEE shall be set based on the principles for establishing TECHNOLOGY FEES set forth in Section 6.1(C) through the procedure for establishing TECHNOLOGY FEES set forth in Section 6.1(d) (except as otherwise expressly provided in this LICENSE AGREEMENT).

          (a) Collection of TECHNOLOGY FEES. The TECHNOLOGY FEE may be either (i) a grower license fee charged directly to LICENSED GROWERS for a limited use sublicense under the LICENSED PATENTS, the purchase of which is required prior to the time of purchasing LICENSED COMMERCIAL SEED, or (ii) an amount allocated to the sublicense under the LICENSED PATENTS included in the sales price of LICENSED COMMERCIAL SEED or (iii) other forms of value capture. The mode of collection of the TECHNOLOGY FEE with respect to LICENSED COMMERCIAL SEED of DELTAPINE Cry1Ab CULTIVARS or SUBLICENSEE Cry1Ab CULTIVARS in any particular country or geographical region at any time will be determined in accordance with Section 4 based upon the market conditions and the mode of sale of other cotton seed products and related technology in that market. [Text in Item 8 of Exhibit K].

          (b) Basis of Calculation of TECHNOLOGY FEES. Regardless of the form in which the TECHNOLOGY FEE is charged, the TECHNOLOGY FEE will be calculated based on the quantity of LICENSED COMMERCIAL SEED sold. In the United States, the TECHNOLOGY FEE will be established for each PRICING REGION, and, if charged on a per acre basis, the TECHNOLOGY FEE shall be converted from a fee per acre to a fee per UNIT of seed of the particular LICENSED COMMERCIAL SEED taking into consideration the applicable SEED DROP RATE. Establishment of appropriate mechanisms for application of the TECHNOLOGY FEES to LICENSED COMMERCIAL SEED sold in countries outside of the United States will be determined in accordance with Section 4.

          (c) [Text in Exhibit J]

          (d) Procedure For Establishing TECHNOLOGY FEES. The TECHNOLOGY FEE for use of the Cry1Ab GENE embodied in LICENSED COMMERCIAL SEED sold by D&PL for each PRICING REGION shall be set annually utilizing the following procedure [Text in Item 9 of Exhibit K]:

               (i) D&PL shall make recommendations annually concerning the appropriate TECHNOLOGY FEE in each PRICING REGION. D&PL shall also make recommendations on COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS that D&PL, in its discretion, can provide as discounts from the TECHNOLOGY FEES as approved by SYNGENTA to meet competitive conditions in the marketplace in the particular PRICING REGION. For the United States of America, D&PL'S recommendations shall be made not later than September 15 of the calendar year before the commencement of the cotton planting season in which the TECHNOLOGY FEE and COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS will be in effect. For other countries, D&PL will establish by notice to SYNGENTA a date by which D&PL'S recommendations shall be made prior the commencement of the marketing season in which the TECHNOLOGY FEE and COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS will be in effect, which date shall be not less than six (6) months before the commencement of the cotton planting season in such country. D&PL will provide SYNGENTA with documentation supporting such recommendation sufficient for SYNGENTA to be able to assess and understand the basis for D&PL'S recommendation and its conformity with the principles for establishing TECHNOLOGY FEES set forth in Subsection 6.1(c). Such documentation shall include factual support and specific information to the extent reasonably available, provided that D&PL shall not be required to provide information to the extent that to do so would breach D&PL'S written contractual obligations to any third party.

               (ii) Within ten (10) business days after receipt of D&PL recommendations, SYNGENTA shall give D&PL written notice of the TECHNOLOGY FEE and COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS for each of the subject PRICING REGIONS for the forthcoming marketing season.

               (iii) In the event that SYNGENTA'S notice of TECHNOLOGY FEES and COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS for any of the subject PRICING REGIONS is different from D&PL'S recommendation with respect thereto, D&PL may within ten (10) business days after receipt of SYNGENTA'S notice under Subsection 6.1(d)(ii) give notice to SYNGENTA of submission of the TECHNOLOGY FEE or COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS for such PRICING REGION to binding arbitration to as provided in Subsections 6.1(d)(iv) through 6.1(d)(vi).

               (iv) Arbitration concerning TECHNOLOGY FEES and COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS shall be conducted before a special panel of three (3) arbitrators each of whom shall be a person with expertise and experience in the field of agribusiness and who has no current or previous employment nor any current ownership interest in SYNGENTA or D&PL (the "SPECIAL TECHNOLOGY FEE PANEL"), provided that either PARTY may request a waiver of the disqualification of any member or proposed member of the SPECIAL TECHNOLOGY PANEL on account of a current non-material ownership interest in a PARTY, which request for waiver shall not be unreasonably denied or delayed. The members of the SPECIAL TECHNOLOGY FEE PANEL shall be selected by mutual agreement between SYNGENTA and D&PL within ninety (90) days after execution of this LICENSE AGREEMENT. In the event that SYNGENTA and D&PL do not mutually agree on the members of the SPECIAL TECHNOLOGY FEE PANEL within ninety (90) days after execution of this LICENSE AGREEMENT, then within one hundred twenty (120) days after execution of this LICENSE AGREEMENT, SYNGENTA and D&PL shall each select one member of the SPECIAL
TECHNOLOGY FEE PANEL and the two members thus selected shall select the third member. In the event of the death, disability or resignation of a member of the SPECIAL TECHNOLOGY FEE PANEL, if the subject member was appointed by SYNGENTA or D&PL, the resulting vacancy shall be filled by the appointing PARTY or, if the subject member was appointed by mutual agreement of SYNGENTA or D&PL, the resulting vacancy shall be filled by mutual agreement of SYNGENTA or D&PL, provide further that if SYNGENTA and D&PL do not fill such vacancy by mutual agreement within ten (10) business days after such a vacancy occurs or, in any event, if the member to be replaced was selected by the two members selected respectively by SYNGENTA and D&PL, the vacancy shall be filled by the two remaining members. Members of the SPECIAL TECHNOLOGY FEE PANEL shall receive reimbursement for the reasonable value of their service on the SPECIAL TECHNOLOGY FEE PANEL and their reasonable out of pocket expenses connected therewith. Such amounts shall be paid one-half by SYNGENTA and one-half by D&PL.

               (v) Within ten (10) business days after D&PL gives a notice to SYNGENTA under Subsection 6.1(d)(iii), (A) SYNGENTA shall submit to D&PL and to each of the members of the SPECIAL TECHNOLOGY FEE PANEL a written statement setting forth why each of the TECHNOLOGY FEES and/or COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS in SYNGENTA'S notice under Subsection 6.1(d)(ii) that has been submitted to arbitration is more consistent with the principles for establishing TECHNOLOGY FEES set forth in Subsection 6.1(c) than was D&PL recommendation with respect thereto and (B) D&PL shall submit to SYNGENTA and to each of the members of the SPECIAL TECHNOLOGY FEE PANEL a written statement setting forth why D&PL'S recommendation as to each of the TECHNOLOGY FEES and/or COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS in SYNGENTA'S notice under Subsection 6.1(d)(ii) that is submitted to arbitration is more consistent with the principles for establishing TECHNOLOGY FEES set forth in Subsection 6.1(c) than is the TECHNOLOGY FEE or COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS in SYNGENTA'S notice under Subsection 6.1(d)(ii). Within five (5) business days after submission of the foregoing statements, SYNGENTA and D&PL may submit to the other PARTY and to each of the members of the SPECIAL TECHNOLOGY FEE PANEL further written statements supplementing their initial statements. The PARTIES' written statements may be accompanied by any supporting documents the submitting PARTY deems relevant.

               (vi)  Within  twenty  (20)  business  days after the date of transmission of D&PL'S notice under Subsection 6.1(d)(iii), the SPECIAL TECHNOLOGY FEE PANEL shall meet, in person or by means of telecommunications, and shall decide, by majority vote, based the principles for determining TECHNOLOGY FEES set forth in Subsection 6.1(C), whether the TECHNOLOGY FEE and/or the COMPETITIVE TECHNOLOGY FEE
ADJUSTMENTS recommended by D&PL under Subsection 6.1(d)(i) or the TECHNOLOGY FEE and/or COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS designated by SYNGENTA in its notice under Subsection 6.1(d)(ii) shall be the TECHNOLOGY FEE and/or the COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS for the forthcoming marketing season in the subject PRICING REGION. The SPECIAL TECHNOLOGY FEE PANEL shall be limited to selecting only one or the other of these two amounts for the TECHNOLOGY FEE. The SPECIAL TECHNOLOGY FEE PANEL shall make its decision based on the PARTIES' written submissions. No personal appearances or other communications with the members of the SPECIAL TECHNOLOGY FEE PANEL shall be permitted. The SPECIAL TECHNOLOGY FEE PANEL shall notify SYNGENTA and D&PL in writing of their decision. The decision of the SPECIAL TECHNOLOGY FEE PANEL shall be final and binding on SYNGENTA and D&PL.

               (vii) In the event that D&PL fails to submit a recommendation to SYNGENTA under Subsection 6.1(d)(i) by the date specified for its recommendation, SYNGENTA shall determine TECHNOLOGY FEES and COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS and give notice thereof to D&PL by the twentieth (20th) business day after D&PL'S recommendation had been due, and the procedures set forth in Subsections 6.1(d)(iii) through 6.1(d)(vi) shall not apply.

               (viii) In the event that D&PL submits its recommendations to SYNGENTA under Subsection 6.1(d)(i) by the date specified therein, and SYNGENTA does not give notice by the date specified in Subsection 6.1(d)(ii) of a TECHNOLOGY FEE or COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS for any of the subject PRICING REGIONS that is different from D&PL'S recommendation, D&PL'S recommendation shall be deemed to be the TECHNOLOGY FEE or COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS set by SYNGENTA for the forthcoming marketing season in the subject PRICING REGION and the procedures set forth in Subsections 6.1(d)(iii) through 6.1(d)(vi) shall not apply.

     6.2 COMPENSATION TO SYNGENTA FOR LICENSE TO THE GENE. In consideration of the rights under the LICENSE granted pursuant to Subsections 3.1, 3.2 and 3.3, and for SYNGENTA performing its responsibilities under Section 4, D&PL shall pay the ROYALTY to SYNGENTA.

     6.3 ROYALTY PERIOD. SYNGENTA'S right to receive the ROYALTY shall begin on the date of the first COMMERCIAL SALE by D&PL or by its permitted ~ublicense of LICENSED COMMERCIAL SEED containing the Cry1Ab GENE in a particular country in THE TERRITORY and shall end with regard to a particular country as follows: (a) where the LICENSED COMMERCIAL SEED contains the Cry1Ab GENE and no NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE, on the later of (i) EXPIRATION of the last-to-expire patent in that country of LICENSED PATENT RIGHTS with one or more valid and enforceable claim(s) which, in the absence of a license from SYNGENTA under this LICENSE AGREEMENT, would be infringed by the making, using, or selling of LICENSED COMMERCIAL SEED in that particular country or (ii) the tenth
(10th) anniversary of the date of the first COMMERCIAL SALE of LICENSED COMMERCIAL SEED containing the Cry1Ab GENE by D&PL or by its ~ublicense in that country; and (b) where the LICENSED COMMERCIAL SEED contains the Cry1Ab GENE and a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE, then the later of (i) EXPIRATION of the last-to-expire patent in that country of LICENSED PATENT RIGHTS under this LICENSE AGREEMENT or under LICENSED PATENT RIGHTS under a RELATED AGREEMENT with respect to such NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE with one or more valid and enforceable claim(s) which, in the absence of a license from SYNGENTA under this LICENSE AGREEMENT and/or under the RELATED AGREEMENT with respect to the license of the NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE, would be infringed by the making, using, or selling of LICENSED COMMERCIAL SEED in that particular country or (ii) the tenth (10th) anniversary of the date of the first COMMERCIAL SALE of LICENSED COMMERCIAL SEED containing both the Cry1Ab GENE and the NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE in combination, by D&PL or by its ~ublicense in that country. Upon expiration of the applicable above-described period, D&PL shall have a permanent, paid-up license in that particular country (a) to sell LICENSED COMMERCIAL SEED, (b) to use said LICENSED COMMERCIAL SEED and the progeny thereof for any purpose, including to introduce the Cry1Ab GENE and related SYNGENTA TECHNOLOGY into other DELTAPINE CULTIVARS, and (c) to use the Cry1Ab GENE, markers, promoters, and other genetic material that were transferred into the specific DELTAPINE Cry1Ab CULTIVAR(S) with the Cry1Ab GENE and related SYNGENTA TECHNOLOGY, in other DELTAPINE CULTIVARS, provided that (1) SYNGENTA and D&PL shall each take necessary actions to maintain GOVERNMENT APPROVAL of the Cry1Ab GENE and any then approved Cry1Ab GENE EVENTS in all countries in THE TERRITORY where D&PL is selling LICENSED COMMERCIAL SEED upon expiration of the ROYALTY period; provided that SYNGENTA shall have the option to transfer responsibility for maintaining such GOVERNMENTAL APPROVALS to D&PL by giving written notice thereof to D&PL; (2) no license is provided either expressly or by implication under any patent which was not part of the LICENSED PATENT RIGHTS; and (3) SYNGENTA and D&PL and its sublicensees shall have no future responsibility to each other, in that particular country, under Sections 11, 12, and 13 of this LICENSE AGREEMENT with respect to the Cry1Ab GENE or LICENSED COMMERCIAL SEED containing the Cry1Ab GENE, or the markers, promoters, and other genetic material that were transferred to D&PL with the Cry1Ab GENE. Termination of such future responsibilities shall not affect obligations which accrued prior to the expiration of such period.

                   SECTION 7 -- BUSINESS RECORDS/PAYMENTS

     7.1 D&PL BUSINESS RECORDS. D&PL shall keep records (and require, in its sublicense agreements with permitted sublicensees, that its sublicensees keep records) and maintain such records for a period of seven
(7) years showing the amount of LICENSED COMMERCIAL SEED sold or otherwise transferred to third parties by D&PL and its sublicensees, if any, and TECHNOLOGY FEES billed and collected in connection with such sales. D&PL further agrees to permit its books and records to be examined (and to use commercially reasonable efforts to cause its sublicensees to permit their books and records to be examined) from time to time to the extent necessary to verify the reports provided for in this Section 7, such confidential examination to be made on a confidential basis by a national auditing firm, reasonably acceptable to D&PL, appointed by and at the expense of SYNGENTA; provided that if the results of the audit show that the amount actually due SYNGENTA is 5% or more over and above the amount paid by D&PL, then D&PL shall reimburse SYNGENTA for such audit expenses. If the audit determines that there has been an underpayment or overpayment, the amount shall be remitted promptly within thirty (30) days with interest at the rate stated in Subsection 7.7.

     7.2 D&PL REPORTS AND PAYMENTS.

          (a) On or before the 10th day of each month, D&PL shall submit to SYNGENTA a report that summarizes, by PRICING REGION to the extent then known by D&PL, (i) the gross TECHNOLOGY FEES associated with UNITS of particular cultivars of LICENSED COMMERCIAL SEED, if any, shipped by D&PL and its sublicensees during the immediately preceding month, and (ii) cash payments, discounts and any other adjustments to gross TECHNOLOGY FEES which were approved for payment or issuance during the immediately preceding month that are deductible in determining NET TECHNOLOGY FEE REVENUE.

          (b) On or before September 30 of each year, D&PL shall submit to SYNGENTA a report which summarizes, by PRICING REGION (i) the gross TECHNOLOGY FEES billed and collected, (ii) the UNITS of LICENSED COMMERCIAL SEED of particular DELTAPINE Cry1Ab CULTIVARS(S) purchased by the LICENSED GROWERS stated in total and, to the extent then known by D&PL, by LICENSED GROWER, (iii) cash payments, discounts, any other adjustments to the published gross TECHNOLOGY FEES and all other amounts deductible from TECHNOLOGY FEES to determine NET TECHNOLOGY FEE REVENUE in total and by each LICENSED GROWER, and (iv) the NET TECHNOLOGY FEE REVENUE received by D&PL for the twelve (12) months ending on August 31 of that year. With each such annual report, D&PL shall pay to SYNGENTA thirty percent (30%) of the NET TECHNOLOGY FEE REVENUE shown on such annual report, including NET TECHNOLOGY FEE REVENUE received by D&PL with respect to sales of LICENSED COMMERCIAL SEED by D&PL and its sublicensees. If no such payments are due for the subject reporting period the written report shall so state.

     7.3 SYNGENTA BUSINESS RECORDS. SYNGENTA shall keep records (and, in its licenses to permitted licensees, require that its licensees keep records) and maintain such records for a period of seven (7) years showing the amount of LICENSED COMMERCIAL SEED sold or otherwise transferred to third parties by SYNGENTA (or its licensees, if any) and TECHNOLOGY FEES due in connection with such sales and shall use commercially reasonable efforts to require any permitted licensees on whose sales of LICENSED COMMERCIAL SEED D&PL is entitled to payment of a percentage of the NET TECHNOLOGY FEE REVENUE pursuant to Subsection 3.5 to keep records showing the amount of LICENSED COMMERCIAL SEED sold or otherwise transferred to third parties by such permitted licenses and the TECHNOLOGY FEES due in connection with such sales. SYNGENTA further agrees to permit its books and records to be examined and to use commercially reasonable efforts to cause its permitted licensees to permit their books and records to be examined on a confidential basis from time to time to the extent necessary to verify the reports provided for in this Section 7, such confidential examination to be made by a national auditing firm, reasonably acceptable to SYNGENTA, appointed by and at the expense of D&PL; provided that if the results of the audit show that the amount actually due D&PL is 5% or more over and above the amount paid by SYNGENTA, then SYNGENTA shall reimburse D&PL for such audit expenses. If the audit determines that there has been an underpayment or overpayment, the amount shall be remitted promptly within thirty (30) days with interest at the rate stated in Subsection 7.7.

     7.4 SYNGENTA REPORTS AND PAYMENTS.

          (a) On or before the 10th day of each month, SYNGENTA shall submit to D&PL a report that summarizes, by PRICING REGION to the extent then known by SYNGENTA, (i) the UNITS of particular cultivars of LICENSED COMMERCIAL SEED, if any, shipped by SYNGENTA or its permitted licensee(s) during the immediately preceding month on which D&PL is entitled to payment of a percentage of the NET TECHNOLOGY FEE REVENUE pursuant to Subsection 3.5, (ii) the gross TECHNOLOGY FEES associated with the UNITS of particular cultivars of LICENSED COMMERCIAL SEED shipped during the immediately preceding month, and (iii) cash payments, discounts, and any other adjustments to gross TECHNOLOGY FEES which were approved for payment or issuance during the immediately preceding month that are deductible in determining NET TECHNOLOGY FEE REVENUE.

          (b) On or before September 30 of each year, SYNGENTA shall submit to D&PL a report which summarizes, by PRICING REGION (i) the gross
TECHNOLOGY FEES billed and collected, (ii) the UNITS of particular CULTIVARS of LICENSED COMMERCIAL SEED purchased by the LICENSED GROWERS stated in total and, to the extent then known by SYNGENTA, by LICENSED GROWER, (iii) cash payments, discounts, and any other adjustments to the published gross TECHNOLOGY FEES deductible in determining NET TECHNOLOGY FEE REVENUE, and (iv) the NET TECHNOLOGY FEE REVENUE due with respect to LICENSED COMMERCIAL SEED sold by SYNGENTA or its permitted licensee(s) on whose sales of LICENSED COMMERCIAL SEED D&PL is entitled to payment of a percentage of the NET TECHNOLOGY FEE REVENUE for the twelve (12) months ending on August 31 of that year. With each such annual report, SYNGENTA shall pay to D&PL the applicable percentage of any NET TECHNOLOGY FEE REVENUE shown on such annual report received by SYNGENTA or its permitted licensees with respect to sales of LICENSED COMMERCIAL SEED by SYNGENTA'S permitted licensees. If no such payments are due for the subject reporting period the written report shall so state.

     7.5 PAYMENT ADDRESS. Reports and payments due pursuant to this Section 7 shall be sent to:

          If to DELTA AND PINE LAND COMPANY:

          Delta and Pine Land Company
          One Cotton Row
          Scott, Mississippi 38772

          Attention:  President

          If to SYNGENTA:

          SYNGENTA CROP PROTECTION AG
          Schwardzwaldallee 215
          CH- 4058, Basel, Switzerland

          Attention:  Head of Finance

     or other such addresses as may be designated by the PARTIES from time to time.

     7.6 PAYMENTS.

          (a) Payments due to SYNGENTA shall be paid by wire transfer as SYNGENTA shall from time to time direct. Except when such direction is for payment to be made in local currency or as otherwise provided herein, all amounts to be paid to SYNGENTA shall be calculated in U.S. dollars using the U.S. dollar buying exchange rate (if applicable) at D&PL's financial institution in effect on the date on which the payment is due. Payments due to D&PL shall be paid by wire transfer as D&PL shall from time to time direct. Except when such direction is for payment to be made in local currency or as otherwise provided herein, all amounts to be paid to D&PL shall be calculated in U.S. dollars using the U.S. dollar buying exchange rate (if applicable) at SYNGENTA'S financial institution in effect on the date on which the payment is due. Deductions of income and withholding taxes shall be made from payments as required by applicable laws and regulations. Deductions shall also be made from any amount owed under this LICENSE AGREEMENT of one half of the amount of any foreign exchange fees, fax fees, bank charges and like transactional costs. Appropriate documents evidencing and supporting any such deductions shall be provided at the time payment is made.

          (b) With respect to all payments due under this LICENSE AGREEMENT that are subject to approval by any government agency having regulatory authority over the transfer of payments and such other laws and regulations that may apply, the PARTY obligated to make such payments shall use commercially reasonable efforts to obtain such approval and the other PARTY shall, upon request, provide assistance and information needed to obtain such approval upon request. In the event of a lack of government approval to transmit payments hereunder, the PARTY obligated to make such payments shall use commercially reasonable efforts to place all sums constituting payments due to the other PARTY under this LICENSE AGREEMENT in an interest bearing account for the benefit of the PARTY entitled to the payment. Provided however, that in the event such payments are not, despite that PARTY'S commercially reasonable efforts, placed in such interest bearing account, no interest thereon shall accrue.

     7.7 INTEREST ON OUTSTANDING BALANCES. If D&PL or SYNGENTA fails to pay on any due date any amount which is payable under this LICENSE AGREEMENT, then, without prejudice to other remedies, that amount shall bear interest at the "Prime Rate on Corporate Loans at Large U. S. Money Center Commercial Banks" as reported by the Wall Street Journal on said due date plus three percent (3%) per annum from the due date until payment is made in full, both before and after any judgment.

     7.8 SYNGENTA PATENT RECORDS.

          [Text in Exhibit I]

                        SECTION 8 -- CONFIDENTIALITY

     8.1 NON-DISCLOSURE OF CONFIDENTIAL INFORMATION.

          (a) Neither D&PL nor SYNGENTA shall, at any time during the period specified by Subsection 8.2, disclose to any other person any confidential TECHNOLOGY or other confidential information which has been disclosed to it by the other PARTY or the terms of this LICENSE AGREEMENT or the RELATED AGREEMENTS except with the prior written consent of the other PARTY or as provided in Subsection 8.3; provided, however, (i) SYNGENTA shall be permitted to disclose information relating to performance of the Cry1Ab GENE to the extent such disclosure is necessary or desirable for the development and commercialization of cotton seed containing the Cry1Ab GENE, provided, further that, SYNGENTA shall not disclose information relating specifically only to DELTAPINE CULTIVARS, and (ii) D&PL shall be permitted to disclose any information relating to the performance of DELTAPINE Cry1Ab CULTIVAR(S) to the extent required under contracts with licensors of NON-SYNGENTA GENE(S) contained therein.

          (b) SYNGENTA shall not disclose confidential D&PL pricing, sales or other sensitive information to any competitor of D&PL. To the extent that such arrangements are commercially practical with SYNGENTA'S existing personnel staffing levels, SYNGENTA shall use separate personnel to handle D&PL sensitive commercial information from the personnel with access to commercial information from any competitor of D&PL.

     8.2 PERIOD OF  CONFIDENTIALITY.  The period  referred to in Subsection
8.1 shall be the period beginning with the date of receipt of the confidential TECHNOLOGY or other confidential information and ending, with respect to that TECHNOLOGY, as long as such information is entitled to trade secret protection under applicable law and such information is identified in writing by the disclosing PARTY as entitled to such trade secret protection at the time of disclosure, and as to other confidential information, ten (10) years after receipt of such confidential information, provided that, to the extent information submitted in support of applications for regulatory approvals and clearance are subject to confidential treatment under applicable laws and regulations for a longer period, the period of confidentiality under Subsection 8.1 as to such information submitted in support for regulatory approvals and clearance shall extend until the expiration of such longer period for confidential treatment under such applicable laws and regulations.

     8.3 USES OF CONFIDENTIAL INFORMATION. Subject to the overriding provisions of Subsections 5.3 and 5.4, any TECHNOLOGY or other confidential information which is disclosed by either D&PL or SYNGENTA to the other PARTY may be:

          (a) Disclosed by the RECIPIENT to any directors, officers, employees, agents or contractors of the RECIPIENT, to such extent only as is reasonably necessary for fulfillment of the RECIPIENT'S obligations under this LICENSE AGREEMENT or under the COMMERCIAL DEVELOPMENT PLAN or for the commercial exploitation of the cotton seed containing the GENE, and subject, in each case, to the RECIPIENT'S obligating the person in question to hold the same confidential by written agreement coincident in scope and term with the confidentiality obligation of this LICENSE AGREEMENT and that person further agreeing not to use the same except for the purposes for which the disclosure is made;

          (b) Disclosed by the RECIPIENT to any governmental or other authority or regulatory body to the extent required by law. Provided, however, that the RECIPIENT shall take all reasonable measures to seek to ensure that such authority or body keeps the same confidential and does not use the same except for the purpose for which such disclosure is made to the extent that confidential treatment is available under applicable statutes or regulations. Provided, further, that the PARTY proposing to so disclose shall give prior notice of that intent to the PARTY which disclosed such TECHNOLOGY and/or other confidential information and permit said other PARTY, at its option, to contest said requirement and to seek confidential treatment of such TECHNOLOGY or information;

          (c) Disclosed to a court or litigant, to the extent such disclosure is ordered by a court or government agency of competent jurisdiction. Provided, however, that the RECIPIENT shall take reasonable measures to seek to ensure that the court, other litigants, or government agency keep the same confidential and does not use the same except for the purpose for which such disclosure is made. Provided, further, that the PARTY proposing to so disclose shall give prior notice of that intent to the PARTY which disclosed such TECHNOLOGY and/or other confidential information and permit said other PARTY, at its option to contest said requirement and to seek confidential treatment of such TECHNOLOGY or information; and

          (d) Used by the RECIPIENT for any purpose, or disclosed by the RECIPIENT to any other person, to the extent only that it is on the EFFECTIVE DATE or thereafter becomes, public knowledge through no fault of the RECIPIENT, or is disclosed to the RECIPIENT by a third party as a matter of right, or can be shown by the RECIPIENT by written records to have been known to the RECIPIENT prior to such disclosure.

                         SECTION 9 -- FORCE MAJEURE

     9.1 FORCE MAJEURE. Except with regard to any payments required pursuant to this LICENSE AGREEMENT, no PARTY shall be liable for delay or failure to perform, in whole or in part, by reason of contingencies beyond its reasonable control ("Force Majeure"), whether herein specifically enumerated or not, including, among others, acts of God, war, acts of war, revolution, civil commotion, riots, acts of public enemies, terrorism, blockade or embargo, delays of carriers, car shortage, fire, explosion, breakdown of equipment, strike, chemical reversal reactions, lockout, labor dispute, casualty or accident, earthquake, epidemic, flood, cyclone, tornado, hurricane or other windstorm, delays of vendors, or by reason of any law, order, proclamation, regulation, ordinance, demand, requisition, requirement or any other act of any government authority, including, but not limited to, government actions restricting or preventing the growing of LICENSED COMMERCIAL SEED in areas where D&PL has historically produced seed; provided, however, that the PARTY so affected shall, as promptly as reasonably possible under the circumstances, give written or oral notice to the other PARTY whenever such a contingency appears likely to occur or has occurred and shall use all reasonable efforts to overcome the effects of the contingency as promptly as possible and shall allow each such PARTY such access and information as may be necessary or desirable to evaluate such contingency. No PARTY shall be required to resolve a strike, lockout or other labor problem in a manner which it alone does not deem proper and advisable. If any PARTY is affected by an event of the sort enumerated in or contemplated by this Subsection 9.1, it may suspend performance of this LICENSE AGREEMENT for a period of time equal to the duration of the event excusing such performance and the time required to overcome the consequences of such event and resume performance. The affected PARTY shall complete performance as required by this LICENSE AGREEMENT as soon as practicable after removal or cessation of the cause for the delay or reduction in performance.

                     SECTION 10 -- TERM AND TERMINATION

     10.1 TERM OF LICENSES. The term of the LICENSES granted pursuant to this LICENSE AGREEMENT shall begin on the EFFECTIVE DATE and shall continue in perpetuity so long as LICENSED COMMERCIAL SEED is sold, licensed or used in THE TERRITORY as provided herein, unless the LICENSES are terminated earlier pursuant to a provision of this Section 10 or otherwise under the terms of this LICENSE AGREEMENT.

     10.2 TERMINATION.

          [Text in Exhibit L]

     10.3 BREACH OF OBLIGATIONS. Breach by SYNGENTA of any of the material provisions of this LICENSE AGREEMENT (other than default upon any of the payment obligations provided herein) shall entitle D&PL to give SYNGENTA notice to cure such breach or default. Breach by D&PL of any of the material provisions of this LICENSE AGREEMENT (other than default upon any of the payment obligations provided herein) shall entitle SYNGENTA to give D&PL notice to cure such breach. If a breach is not cured within the ninety
(90) day period, the materially-affected PARTY may terminate this LICENSE AGREEMENT by giving notice to the other PARTY to take effect immediately, provided that the non-breaching PARTY shall not have such right to terminate if existence of the alleged breach is subject to dispute resolution under Subsection 14.12 on the date on which a termination notice could otherwise have been given and is cured, as necessary, within thirty
(30) days after the conclusion of any dispute resolution proceeding thereunder (including any arbitration proceedings), provided that if the DISPUTE relating to the alleged default is referred to arbitration under Subsection 14.12(b) and the arbitration panel has not rendered a final decision on the DISPUTE within one hundred eighty (180) days after the date on which the initial notice of referral of the subject DISPUTE to arbitration was given, a non-breaching PARTY (if it has not caused or materially contributed to the delay in rendition of the arbitration panel's decision) may thereupon give notice of termination based upon any then uncured material breach described in its original notice under this Subsection 10.3 to take effect immediately.

     10.4 DEFAULT ON PAYMENT. In the event of default on any payment due by SYNGENTA to D&PL or by D&PL to SYNGENTA hereunder and failure to cure such default within sixty (60) days of notice, the non-defaulting PARTY shall have the right to terminate this LICENSE AGREEMENT by giving notice to the defaulting PARTY to take effect immediately, provided that the non-defaulting PARTY shall not have a right to terminate if the alleged default is then subject to dispute resolution under Subsection 14.12 on the date on which a termination notice could otherwise have been given and is cured, as necessary, within thirty (30) days after the conclusion of any dispute resolution proceeding thereunder (including any arbitration proceedings), provided that if the DISPUTE relating to the alleged default is referred to arbitration under Subsection 14.12(b) and the arbitration panel has not rendered a final decision on the DISPUTE within one hundred eighty (180) days after the date on which the initial notice of referral of the subject DISPUTE to arbitration was given, a non-breaching PARTY (if it has not caused or materially contributed to the delay in rendition of the arbitration panel's decision) may thereupon give notice of termination based upon any then uncured default in payment described in its original notice under this Subsection 10.4 to take effect immediately.

     10.5 EFFECT OF TERMINATION.

          [Text in Exhibit L]

     10.6 SURVIVAL OF COVENANTS.  Notwithstanding  the  termination of this
LICENSE AGREEMENT by notice or otherwise, the rights and obligations conferred by Sections 6, 7, 8 and 11, 12, 13, and 14 with respect to events which occurred prior to such termination shall survive termination.

             SECTION 11 -- WARRANTIES AND WARRANTY LIMITATIONS

     11.1 SYNGENTA WARRANTIES. SYNGENTA hereby warrants and represents that:

          (a) As of the DATE OF APPROVAL FOR COMMERCIAL SALE of each Cry1Ab GENE EVENT in a particular country, SYNGENTA: (i) is the owner or licensee of the Cry1Ab GENE, the subject Cry1Ab GENE EVENT, and SYNGENTA TECHNOLOGY used in the development thereof; (ii) is owner or licensee of the LICENSED PATENT RIGHTS; and (iii) has the right to license (or sublicense) to D&PL the Cry1Ab GENE, the subject Cry1Ab GENE EVENT, and LICENSED PATENT RIGHTS and SYNGENTA TECHNOLOGY used in the development thereof for use under the terms of this LICENSE AGREEMENT in the subject country;

          (b) As of the EFFECTIVE DATE, to the best of SYNGENTA'S knowledge there is no valid and enforceable third-party United States patent or foreign patent, not then a part of the LICENSED PATENT RIGHTS, that will preclude or restrict either SYNGENTA'S or D&PL'S lawful performance under this LICENSE AGREEMENT in the subject country;

          (c) As of the date on which SYNGENTA gives the notice described in Subsection 4.3(b) with respect to a Cry1Ab GENE EVENT in a particular country in which SYNGENTA is responsible for obtaining GOVERNMENT APPROVAL, GOVERNMENT APPROVAL has been obtained for that country; and

          (d) All material information that SYNGENTA has provided or hereafter provides to any government agency for the purpose of obtaining GOVERNMENT APPROVAL is, to the best of SYNGENTA'S knowledge and belief, true and correct in all material respects. Provided, however, that this warranty is not made to D&PL with respect to any such information which was supplied to SYNGENTA by D&PL and which was thereafter provided in the same or substantially the same form by SYNGENTA to a government agency nor information with respect to a NON-SYNGENTA GENE received by SYNGENTA from or through D&PL as to which information SYNGENTA makes no warranties, express or implied.

          (e) SYNGENTA'S utilization of the procedures and materials that SYNGENTA has employed or may hereafter employ in the development and evaluation of the Cry1Ab GENE and/or any Cry1Ab GENE EVENT does not contravene any provision of any agreement or contract binding upon SYNGENTA.

          (f) If on the EFFECTIVE DATE or thereafter, SYNGENTA is obligated to pay royalties to any third party for rights under the LICENSED PATENT RIGHTS, SYNGENTA shall pay, in full and by the date due, all such royalties (subject to any reimbursement as provided in Section 12.1(b) if applicable). As of the EFFECTIVE DATE, no uncured breach or default exists under any agreement or contract relating to SYNGENTA'S rights to practice and to sublicense D&PL under any third party patent or patent application which is part of the LICENSED PATENT RIGHTS, and, to the best of SYNGENTA'S knowledge, no condition exists which, if not cured, would result in such a breach or default.

     11.2 D&PL WARRANTIES. D&PL hereby warrants and represents that:

          (a) D&PL shall not sell (and shall require in any sublicense granted pursuant to Section 3.4 that its ~ublicense shall not sell), without the written approval of SYNGENTA, LICENSED COMMERCIAL SEED that fails to meet the SEED PURITY STANDARD for the Cry1Ab GENE EVENT embodied therein and/or that fails to meet the GENE EQUIVALENCY STANDARD for the Cry1Ab GENE EVENT. D&PL shall keep lot samples of all LICENSE COMMERCIAL SEED sold by D&PL following the protocol set forth in the COMMERCIAL DEVELOPMENT PLAN for at least two (2) years following the date of creation of such lot of LICENSED COMMERCIAL SEED.

          (b) [Text in Item 10 of Exhibit K]

          (c) As of the date on which D&PL commences COMMERCIAL SALE of LICENSED COMMERCIAL SEED of any particular DELTAPINE Cry1Ab CULTIVAR in any particular country, the COMMERCIAL SALE of such LICENSED COMMERCIAL SEED does not contravene any provision of any agreement with any third party binding upon D&PL. D&PL shall have used commercially reasonable efforts to determine that, as of the date on which any ~ublicense of D&PL commences COMMERCIAL SALE of LICENSED COMMERCIAL SEED of any particular ~ublicense Cry1Ab CULTIVAR in any particular country, the COMMERCIAL SALE of such LICENSED COMMERCIAL SEED does not contravene any provision of any agreement with any third party binding upon such ~ublicense.

     11.3 MUTUAL WARRANTIES.

          (a) SYNGENTA warrants to D&PL that this LICENSE AGREEMENT does not and, performance by SYNGENTA of its obligations hereunder will not, contravene any provision of any agreement or contract binding upon SYNGENTA.

          (b) D&PL warrants to SYNGENTA that this LICENSE AGREEMENT does not, and performance by D&PL of its obligations hereunder will not, contravene any provision of any agreement or contract binding upon D&PL.

     11.4 NO OTHER WARRANTIES. IT IS EXPRESSLY UNDERSTOOD THAT D&PL AND SYNGENTA MAKE NO REPRESENTATIONS, EXTEND NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AND ASSUME NO RESPONSIBILITIES, OTHER THAN EXPRESSLY PROVIDED FOR HEREIN, WITH RESPECT TO:

          (a) THE PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE GENE, RELATED SYNGENTA TECHNOLOGY, LICENSED COMMERCIAL SEED, DELTAPINE CULTIVARS, AND DELTAPINE Cry1Ab CULTIVARS;

          (b) THE SCOPE OR VALIDITY OF ANY PATENT OF THE LICENSED PATENT RIGHTS, OR

          (c) THE Cry1Ab GENE, RELATED SYNGENTA TECHNOLOGY, LICENSED COMMERCIAL SEED, DELTAPINE CULTIVARS, DELTAPINE Cry1Ab CULTIVARS, OR USE THEREOF BEING FREE FROM INFRINGEMENT OF PATENTS OTHER THAN LICENSED PATENT RIGHTS.

     11.5 EXCLUSIVE REMEDY. Except to the extent that D&PL establishes that it was induced to enter this LICENSE AGREEMENT as a result of SYNGENTA'S fraud, intentional misrepresentation or misrepresentation due to gross negligence related to whether D&PL's and its sublicensees' activities under this LICENSE AGREEMENT infringe a claim of a third party patent or whether the LICENSED PATENTS and/or the SYNGENTA TECHNOLOGY are valid or enforceable, D&PL'S and its sublicensees' exclusive remedies for losses, damages, or liability, resulting from a claim that their activities under this LICENSE AGREEMENT infringe a claim of a third party patent or that the LICENSED PATENTS and/or the SYNGENTA TECHNOLOGY are not valid or enforceable, are the patent indemnification obligations expressly set forth in Section 12 of this LICENSE AGREEMENT. A dispute as to whether D&PL has established that it was so induced shall be subject to the dispute resolution process under Subsection 14.12 of this LICENSE AGREEMENT. Notwithstanding anything to the contrary in this LICENSE AGREEMENT or a RELATED AGREEMENT, including without limitation Section 12, SYNGENTA shall have no liability or obligations with respect to a claim that D&PL's and its sublicensees' activities under this LICENSE AGREEMENT or a RELATED AGREEMENT infringe a claim of third party patent with respect to a GENE which has not been licensed by SYNGENTA to D&PL under this LICENSE AGREEMENT or under a RELATED AGREEMENT.

                     SECTION 12 -- PATENT INFRINGEMENT

                            [Text in Exhibit I]

      SECTION 13 -- CLAIMS BY VENDEES FOR FAILURE OF GENE PERFORMANCE

                            [Text in Exhibit M]

                            SECTION 14-- GENERAL

     14.1 ASSIGNMENT OF D&PL'S RIGHTS AND OBLIGATIONS.

          (a) The rights and obligations under this LICENSE AGREEMENT pertaining to D&PL are personal to D&PL and D&PL shall not (by operation of law or otherwise) assign, mortgage, pledge as security, or sublicense any of its rights hereunder, nor shall D&PL subcontract or delegate (other than in the ordinary course of business) any of its obligations hereunder (except as otherwise provided in this LICENSE AGREEMENT), except with the prior written consent of SYNGENTA, provided that, without the consent of SYNGENTA, (i) D&PL may, in the ordinary course of business, subcontract or delegate performance of its obligations under this LICENSE AGREEMENT (including, but not limited to, breeding, development, increase, testing, and marketing seed and collecting TECHNOLOGY FEES) to third parties under contract with D&PL, provided that D&PL shall remain liable to SYNGENTA with respect to performance of D&PL'S obligations under this LICENSE AGREEMENT by such third party(ies), and (ii) D&PL shall have the right to assign this LICENSE AGREEMENT and the rights and obligations hereunder (A) to an AFFILIATE of D&PL or (B) to a third party in connection with the reorganization, consolidation, spin-off, sale, or transfer of all or substantially all of its stock or the assets of D&PL'S cotton seed business, either alone or in conjunction with other D&PL business, provided that, as a condition of such assignment, the assignee shall agree in writing to be bound by the provisions hereof.

          (b) The provisions of Subsection 14.1(a) notwithstanding, in the event of a MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION, the provisions of the LICENSE ACQUISITION AGREEMENT and this LICENSE AGREEMENT expressly relating to a MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION shall apply.

     14.2 ASSIGNMENT OF SYNGENTA'S RIGHTS AND OBLIGATIONS.

          (a) The rights and obligations under this LICENSE AGREEMENT pertaining to SYNGENTA are personal to SYNGENTA and SYNGENTA shall not (by operation of law or otherwise) assign, mortgage, or pledge as security any of its rights hereunder, nor shall SYNGENTA subcontract or otherwise delegate (other than in the ordinary course of business) any of its obligations hereunder (except as otherwise provided in this LICENSE AGREEMENT), except with the prior written consent of D&PL, provided that, without the consent of D&PL, (i) when expressly permitted to do so under other provisions of this LICENSE AGREEMENT, SYNGENTA may, in the ordinary course of business, subcontract or delegate performance of its obligations under this LICENSE AGREEMENT (including, but not limited to, breeding, development, increase, testing, and marketing seed and collecting TECHNOLOGY FEES) to third parties under contract with SYNGENTA, provided that SYNGENTA shall remain liable to D&PL with respect to performance of SYNGENTA'S obligations under this LICENSE AGREEMENT by such third party(ies), and (ii) SYNGENTA shall have the right to assign this LICENSE AGREEMENT and the rights and obligations hereunder (A) to an AFFILIATE of SYNGENTA or (B) to a third party in connection with the reorganization, consolidation, spin-off, sale, or transfer of all or substantially all of its stock or its assets related to research and development in the field of cotton, or such other business unit of SYNGENTA as may then be responsible for compliance with this LICENSE AGREEMENT, either alone or in conjunction with other SYNGENTA business, provided that, as a condition of such assignment, the assignee shall agree in writing to be bound by the provisions hereof.

          (b) [Text in Item 11 of Exhibit K]

     14.3 RELATION OF PARTIES. Nothing in this LICENSE AGREEMENT shall create, or be deemed to create, a partnership, or the relationship of principal and agent among the parties. SYNGENTA CROP PROTECTION AG and DELTA AND PINE LAND COMPANY shall each be primarily liable for and shall guarantee the payment and performance of all of the obligations of their respective AFFILIATES hereunder.

     14.4 INTEGRATION OF CONTRACT. This LICENSE AGREEMENT constitutes the full understanding of the PARTIES, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and thereof and all prior agreements, negotiations, dealings and understandings, whether oral or written, regarding the subject matter hereof and thereof, are hereby superceded and merged into this LICENSE AGREEMENT and the LICENSE ACQUISITION AGREEMENT and the RELATED AGREEMENTS entered into by D&PL and SYNGENTA pursuant to the LICENSE ACQUISITION AGREEMENT, provided that
******

     14.5 WAIVERS AND AMENDMENTS. This LICENSE AGREEMENT may be amended, superceded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by both PARTIES, or, in the case of a waiver, by the party or parties waiving compliance. Except where a specific period for action or inaction is provided herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any subsequent or other such right, power or privilege. Except as otherwise provided herein, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this LICENSE AGREEMENT shall be binding unless hereafter made in writing and signed by the party to be bound, or by a written amendment hereof executed by both PARTIES, and no modification shall be effected by the acknowledgement or acceptance of any forms or other documents containing terms or conditions at variance with or in addition to those set forth in this LICENSE AGREEMENT.

     14.6 HEADINGS. Section and Subsection headings as to the contents of particular Sections and Subsections are for convenience only and are in no way to be construed as part of this LICENSE AGREEMENT or as a limitation of the scope of the particular Section or Subsection to which they refer.

     14.7 REFERENCES TO SECTIONS, SUBSECTIONS AND EXHIBITS. Unless otherwise expressly stated, all Sections and Subsections referred to herein are Sections and Subsections of this LICENSE AGREEMENT, and all Exhibits referred to herein are Exhibits attached hereto.

     14.8 PARTIAL INVALIDITY. If any provision of this LICENSE AGREEMENT is held by any competent authority to be invalid or unenforceable in whole or in part, this LICENSE AGREEMENT shall continue to be valid as to the other provisions thereof and the remainder of the affected provision, provided that in the event that the absence of such provision(s) causes a material adverse change in either the risks or benefits of this LICENSE AGREEMENT to any party, the parties shall negotiate in good faith concerning a commercially reasonable substitute or replacement for the invalid or unenforceable provision(s).

     14.9 GOVERNING CONTRACT LAW. THIS LICENSE AGREEMENT SHALL, EXCEPT AS PROVIDED IN SUBSECTION 14.10, BE GOVERNED AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (OTHER THAN ITS CONFLICTS OF LAW RULES), INCLUDING, BUT NOT LIMITED TO, ITS STATUTES OF LIMITATION.

     14.10 GOVERNING PATENT LAW. Any question arising out of this LICENSE AGREEMENT as to the validity, construction or effect of any United States patent shall be decided in accordance with Title 35 United States Code, related provisions of the United States Code and applicable judicial and U.S. Patent and Trademark Office precedents, and of any foreign patent shall be decided in accordance with applicable patent laws.

     14.11 NOTICES. Any notice or other information required or authorized by this LICENSE AGREEMENT to be given by either PARTY to the other PARTY shall be given in writing and shall be deemed sufficiently given when delivered by hand, or transmitted by express mail or overnight courier service, or transmitted by facsimile or other means of electronic data transmission, confirmed by express mail or overnight courier service, to the following addresses of the other PARTY or such other address(es) as is
(are) notified to such PARTY by the other PARTY from time to time.

               If to D&PL:         Delta and Pine Land Company
                                   One Cotton Row
                                   Scott, Mississippi 38772
                                   USA

                                   Attention: President

               With copy to:       Jerome C. Hafter
                                   Phelps Dunbar, LLP
                                   111 East Capitol Street
                                   Suite 600
                                   Jackson, Mississippi  39201
                                   USA

               If to SYNGENTA:     SYNGENTA CROP PROTECTION AG
                                   Schwarzwaldallee 215
                                   CH - 4058, Basel
                                   Switzerland

                                   Attention: Chief Operating Officer,
                                              Syngenta Seeds

               With copy to:       SYNGENTA INTERNATIONAL AG
                                   Schwarzwaldallee 215
                                   CH - 4058, Basel
                                   Switzerland

                                   Attention: General Counsel

     14.12 DISPUTE RESOLUTION.

          (a) Any claim, dispute, difference or controversy between the PARTIES arising out of, or relating to, this LICENSE AGREEMENT which has not been settled by mutual understanding between the PARTIES (a "DISPUTE") shall be submitted within thirty (30) days of the initial written notice of the existence of such DISPUTE to a panel consisting of a senior executive nominated by each PARTY (the "PANEL"). Such PANEL shall meet and use reasonable efforts to resolve said Dispute.

          (b) If the DISPUTE has not been resolved within thirty (30) days of submission to the PANEL, then either PARTY may invoke the following arbitration rights except as to those matters which are to be submitted to the SPECIAL TECHNOLOGY FEE PANEL as provided in this LICENSE AGREEMENT:

               (i) The DISPUTE shall be referred to arbitration under the rules of the American Arbitration Association (AAA) to the extent that such rules are not inconsistent with the provisions of this Subsection 14.12. Judgment upon the award of the arbitrators may be entered in any court having jurisdiction thereof or application may be made to such court for a judicial confirmation of the award and an order of enforcement, as the case may be. Unless the period for consideration by the PANEL is extended by mutual written agreement, any demand for arbitration shall be made within ten (10) days after expiration of the thirty (30) day period for resolution of the DISPUTE in question by the PANEL and, in any event, shall not be made after the date when institution of legal or equitable proceedings, based on such DISPUTE would be barred by the applicable statute of limitations.

               (ii) The independent arbitration panel shall consist of three (3) independent arbitrators, one (1) of whom shall be appointed by SYNGENTA and one (1) of whom shall be appointed by D&PL. In the event that one (1) PARTY does not designate an arbitrator, the other PARTY may request the Executive Secretary of the AAA to designate an arbitrator for such PARTY. The two (2) arbitrators thus appointed shall choose a third (3rd) arbitrator; provided, however, that, if the arbitrators selected by the PARTIES involved in the DISPUTE do not agree on the appointment of such additional arbitrator, any of the selected arbitrators may petition the Executive Secretary of the AAA to make the appointment of such additional arbitrator.

               (iii) The place of arbitration shall be Memphis, Tennessee, USA.

               (iv) The arbitrators shall be instructed to render their final decision on the DISPUTE at the earliest practical date and, in any event, not later than one hundred eighty (180) days from the date on which the demand for arbitration of the subject DISPUTE was made by a PARTY.

               (v) The arbitration filing fees and other costs of the arbitration panel shall be paid by the PARTY that has submitted the DISPUTE to arbitration; provided that the PARTY that does not prevail based on the arbitrators' decision shall reimburse the prevailing PARTY for such fees and expenses if they had been initially paid by such prevailing PARTY. Otherwise each PARTY shall bear its own costs and expenses of the arbitration including its own attorneys fees.

          (c) Pending resolution of any DISPUTE, each PARTY involved in the DISPUTE shall make reasonable efforts to minimize adverse economic consequences to the PARTIES under this LICENSE AGREEMENT and the other RELATED AGREEMENTS which would result from any delays caused by attempts to resolve the DISPUTE. Such reasonable effort shall include, without limitation, continued performance of relevant obligations under a reservation of rights in lieu of termination and nonperformance, and nothing contained in this Subsection 14.12 shall serve to preclude any PARTY from its right to seek any judicial remedy at law or equity to enforce the award of the arbitrators or to exercise its other rights, if any, under this LICENSE AGREEMENT.

          (d) Anything in this Subsection 14.12 notwithstanding, this Subsection 14.12 shall not apply to the establishment of TECHNOLOGY FEES where Subsection 6.1(d) applies and shall not apply to any dispute with respect to matters under Subsection 4.4(C)(i), 4.4(C)(ii) and/or 4.4(C)(iii) where such dispute has been submitted to the SPECIAL TECHNOLOGY FEE PANEL as provided in Subsections 4.5(d)(iv) and (v).

     14.13  INCORPORATION  OF  EXHIBITS.   Exhibits  A-H,  inclusive,   are
incorporated herein and made a part hereto.

        IN WITNESS WHEREOF, this LICENSE AGREEMENT has been executed by duly authorized representatives of the PARTIES herein.

DELTA AND PINE LAND COMPANY

By:
   ---------------------------------

Title:
      ------------------------------

SYNGENTA CROP PROTECTION AG

By:
   ---------------------------------

Title:
      ------------------------------

By:
   ---------------------------------

Title:
      ------------------------------

                                 EXHIBIT A

                           LICENSED PATENT RIGHTS

                                   ******

                                 EXHIBIT B

                  Cry1Ab GENE TRADEMARK LICENSE AGREEMENT

     This Agreement, made as of the _______ day of ___________, 20____, by and between SYNGENTA PARTICIPATIONS AG, a company organized under the laws of Switzerland, having a place of business at Schwarzwaldallee 215, CH-4058, Basel, Switzerland (hereinafter referred to as "SYNGENTA"), and Delta and Pine Land Company, a corporation organized and existing under the laws of the State of Delaware, having its principal place of business at One Cotton Row, Scott, Mississippi 38772 (hereinafter referred to as "LICENSEE"). SYNGENTA and LICENSEE each a "Party" and, jointly, the "Parties".

     WITNESSETH:

     WHEREAS, SYNGENTA is the owner of the trademark, which is the subject of [country] trademark application no. ________________ for Cry1Ab GENE(S) (as defined in the LICENSE AGREEMENT) (hereinafter referred to as the "Cry1Ab Gene Trademark"); and

     WHEREAS, SYNGENTA'S Affiliate Syngenta Crop Protection AG and LICENSEE are parties to the Cry1Ab Gene License Agreement effective ____________, 2004, directed to the licensing of certain SYNGENTA patent rights and technology relating to transgenic cotton plants containing insect resistance genes (hereinafter referred to as the "LICENSE AGREEMENT"); and

     WHEREAS, LICENSEE desires to obtain a license to use the Cry1Ab Gene Trademark in connection with the sale of transgenic cotton seed containing Cry1Ab insect resistance genes licensed to D&PL pursuant to the LICENSE AGREEMENT and the Parties wish to use the Cry1Ab GENE TRADEMARK in accordance with the LICENSE AGREEMENT;

     NOW, THEREFORE, in consideration of the mutual undertakings and obligations herein obtained, the parties agree as follows:

     1. SYNGENTA hereby grants to LICENSEE, subject to all of the terms and conditions herein contained, a non-exclusive, royalty-free license to use the Cry1Ab Gene Trademark on or in relation to cottonseed which contains
Cry1Ab GENE(S) and which has been produced pursuant to the LICENSE AGREEMENT (hereinafter referred to as "Goods"). This license shall be assignable to a third party only in the manner specified in Section 14.1 of the LICENSE AGREEMENT and only as part and parcel of an assignment of the LICENSE AGREEMENT.

     2. LICENSEE agrees that to use the Cry1Ab Gene Trademark on all Goods,
but  only  on  Goods  which  meet  the  criteria  for  "COMMERCIAL   INSECT
RESISTANCE" as defined in the LICENSE AGREEMENT.

     3. SYNGENTA shall have the right at all reasonable times to inspect and examine the methods, processes and containers used by LICENSEE in bagging, treating and storing the Goods on which the LICENSEE uses the Cry1Ab Gene Trademark and to request samples of such Goods and containers. LICENSEE agrees to permit such inspections and examinations and to furnish such samples. Such inspection and examination shall be for the sole purpose of confirming that the quality of the Goods meets the standards set forth in writing by SYNGENTA and shall not be used for any competitive purpose whatsoever. D&PL may at any time require that such inspections and evaluations be conducted on a confidential basis by a third-party inspector selected by SYNGENTA and acceptable by D&PL, which inspector shall report to SYNGENTA and D&PL only whether or not D&PL is in compliance with this Cry1Ab GENE TRADEMARK AGREEMENT, and if not in compliance, the areas of non-compliance without otherwise disclosing to SYNGENTA D&PL's methods and procedures.

     4. LICENSEE shall have the right to use the Cry1Ab Gene Trademark in advertising and promotional literature and the like, as well as on labels, packaging, containers and the like, for the Goods sold pursuant to the LICENSE AGREEMENT. LICENSEE agrees that each such use of the Cry1Ab Gene Trademark shall be in accordance with the provisions of Section 3.8 of the LICENSE AGREEMENT and agrees that the Cry1Ab Gene Trademark shall be keyed by an asterisk to a footnote reading "Trademark of, and used under license from, a Syngenta Group Company". After the Cry1Ab Gene Trademark has been registered in [Country], SYNGENTA will notify the LICENSEE of the registration and thereafter LICENSEE shall change the asterisk to the (R) symbol which shall be keyed to the footnote "Registered trademark of, and used under license from, a Syngenta Group Company".

     5. LICENSEE agrees to submit to SYNGENTA'S representatives upon reasonable request, samples of labels, packaging, containers, advertising, promotional materials and other materials to which the Cry1Ab Gene Trademark is applied.

     6. The term of this Agreement shall be coextensive with the term of the LICENSE AGREEMENT unless sooner terminated in accordance with the terms of Section 7 hereof.

     7. If at any time, LICENSEE should use the Cry1Ab Gene Trademark for Goods not produced in accordance with the terms of the LICENSE AGREEMENT, or if at any time LICENSEE breaches any other provision of this Agreement or fails to observe any of its obligations hereunder the license granted herein shall be terminable upon written notice from SYNGENTA to that effect. Provided, however, that LICENSEE shall have ninety (90) days from the receipt of such notice to cure any breach or default, and all provisions of the LICENSE AGREEMENT relating to notice of breach, cure and dispute resolution shall apply to this Cry1Ab GENE TRADEMARK LICENSE AGREEMENT.

     8. To the extent that such reporting would not conflict with other obligations legally binding on D&PL, LICENSEE agrees to notify SYNGENTA promptly of any apparent infringement of the Cry1Ab Gene Trademark which comes to LICENSEE'S knowledge. SYNGENTA will take such action regarding such infringement as it deems, in its sole discretion, to be necessary or desirable, and LICENSEE agrees to cooperate therein.

     9. SYNGENTA agrees to indemnify and hold LICENSEE harmless from and against all claims, suits, damages and costs arising out of a claim of trademark infringement or unfair competition on account of LICENSEE'S use of the Cry1Ab Gene Trademark. Provided however, that LICENSEE shall promptly notify SYNGENTA of such claim or suit and shall reasonably cooperate with SYNGENTA in the defense thereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their duly authorized representatives as of the date first set forth above.

                                       SYNGENTA PARTICIPATIONS AG

                                       By:
                                          ---------------------------------

                                       Title:
                                             ------------------------------


                                       DELTA AND PINE LAND COMPANY


                                       By:
                                          ---------------------------------

                                       Title:
                                             ------------------------------

                                 EXHIBIT C

                                   ******

                                 EXHIBIT D

                 AGRONOMIC CRITERIA FOR DELTAPINE CULTIVARS

Agronomic performance and suitability of each DELTAPINE Cry1Ab CULTIVAR is the responsibility of D&PL. A new DELTAPINE Cry1Ab CULTIVAR (hereinafter "new variety") shall be deemed to have met the AGRONOMIC CRITERIA and shall be approved for commercial release in THE TERRITORY if D&PL confirms in writing to SYNGENTA that the new variety has been tested for agronomic and commercial acceptability as to yield, fiber quality, and disease resistance and, based on such testing, has been found acceptable for commercial release. D&PL will conduct at least four (4) agronomic trials in THE TERRITORY in each of two (2) years to determine acceptability. Data from these and other trials considered relevant by D&PL will be analyzed by D&PL and used to determine suitability of the new variety for COMMERCIAL SALE.

                                 EXHIBIT E

                           SEED PURITY STANDARDS

     All multiplications of LICENSED COMMERCIAL SEED must meet the genetic purity standards set forth in this Exhibit E and comply with all applicable seed laws and regulations of the applicable country in THE TERRITORY. Breeder or pre-breeder seed lots will be sampled and tested for verification of the presence of the intended event(s) and the absence of unintended events. The term "unintended events" shall mean DNA molecules, vector, or constructs (or replicates thereof) not naturally occurring in cotton and not intended to be present in the variety according to the bag label.

Section E.1.   PURITY STANDARDS
     In the absence of more restrictive applicable government standards, the SEED PURITY STANDARDS shall be:

     (a) At least 98% of the seed in a lot of commercial seed will contain each GENE intended to be there. For clarity, LICENSED COMMERCIAL SEED which is intended to contain more than one GENE may be sold only if the testing indicates that each GENE is present in 98% of the seed. Every seed lot of LICENSED COMMERCIAL SEED (one seed lot shall not exceed 2,000 UNITS of seed) must have a sample taken and stored using the procedures set forth in Section E.2 below, and the presence of the Cry1Ab GENE and each other intended GENE verified. Verification shall be conducted by D&PL'S testing laboratory or an independent seed testing laboratory. SYNGENTA shall have the right to conduct DNA verification on any lot, including the retained samples, at SYNGENTA'S expense. Any seed samples obtained by SYNGENTA for DNA verification to check seed purity shall be used for that purpose only and any residue thereof shall be destroyed.

     (b) Adventitious amounts of commercially approved, unintended GENE(S) are allowed in commercial lots of seed to the extent permitted under applicable laws. It is D&PL'S responsibility to define acceptable adventitious amounts based on knowledge of the industry and compliance with applicable laws, and D&PL shall notify SYNGENTA of its determinations form time to time and on request. "Commercially approved" means accepted by all applicable government agencies for sale in the applicable country.

     (c) Breeder or pre-breeder seed lots will be tested for non-approved GENE at a 0.1% threshold at a 95% confidence level. History and knowledge of the presence of potential non-approved genes in D&PL'S research program and seed production fields will determine which seed lots are tested for which non-approved GENES. The testing program and breeding history will be documented by D&PL. Seed lots testing positive for a non-approved GENE will not be sold and SYNGENTA will be notified in writing. If the non-approved GENE is a SYNGENTA-produced gene, the identity of the GENE and the event will be included in the notification. "Non-approved" means not accepted by all applicable government agencies for sale in the applicable country.

     (d) D&PL shall maintain all testing records for each lot of LICENSED COMMERCIAL SEED for three years after sale of such LICENSED COMMERCIAL SEED. All test results, inspection records, and other quality assurance or quality control documentation shall be reasonably available to SYNGENTA upon request and SYNGENTA shall have a right to audit D&PL'S quality control program and to take and test subsamples from the samples retained by D&PL. Such inspections and evaluations shall be conducted on a confidential basis by an independent third-party inspector selected by SYNGENTA and acceptable by D&PL, which inspector shall report to SYNGENTA and D&PL only whether or not D&PL is in compliance with the SEED PURITY STANDARD and, if D&PL is not in compliance, the areas of non-compliance without otherwise disclosing to SYNGENTA D&PL's methods and procedures. Any such tests and inspections shall be subject to D&PL'S obligations to owners/licensors of NON-SYNGENTA GENE(S) contained in such LICENSED COMMERCIAL SEED.

     (e) All costs associated with the seed purity verification program shall be borne by D&PL, except for costs of any testing conducted by SYNGENTA under Section E.1(a) or audits conducted by SYNGENTA under Sections E.1(d) or E.2(c).

Section E.2. PROCEDURE FOR ARCHIVING/STORAGE OF SAMPLES OF SEED LOTS

     (a) Purpose. This protocol focuses on the collection, storage, and security of file samples representing processed lots of LICENSED COMMERCIAL SEED. Storage of said samples is to satisfy applicable legal requirements, for the development of historical data, and for confirmation and evaluation in the event of customer inquiries and legal claims and to confirm SYNGENTA'S and D&PL'S legal rights and/or obligations under the LICENSE AGREEMENT.

     (b) Responsibility

          (1) D&PL'S Quality Assurance Department will obtain a representative sample from every finished seed lot during the conditioning process. The sample will be taken by the automatic sampling device at the bagging station (or probed by hand, whichever is appropriate) and divided into representative portions as per the Association of Official Seed Analysts Rules for Testing Seeds. The portion for storage will weigh approximately 1.5 pounds.
          (2) These samples will be labeled with lot number, variety, class, year grown, date, and number of bag per lot, then immediately sealed in a 4-mil linear low density polyethylene bag that is laminated with saran-coated 48 gauge polyester or comparable container, to provide a good moisture barrier.
          (3) In order to preserve seed quality, samples will be stored in either air-conditioned storage, or in dry, arid environments so that seed quality is reasonably preserved for testing purposes.
          (4) Access to these samples will be restricted to individuals approved by D&PL and will be kept in a physically secure location.
          (5) In order to safeguard samples from natural and other disasters, a portion of every retained sample may be kept in another location.
          (6) These samples will be stored for a period of three (3) years after the last sale of seed from the lot. If, prior to expiration of this period, claims or other legal proceedings have been commended which involve the specific lot, the sample will be retained until a matter is finally concluded.

     (c) SYNGENTA shall have the right to appoint a qualified third party, reasonably acceptable to D&PL, to conduct a confidential audit of D&PL'S quality assurance activities to assure trait purity is maintained. The third party auditor may not disclose D&PL'S methods for quality assurance but shall report to SYNGENTA whether D&PL is in compliance with the requirements of this Exhibit E and how they are not in compliance.

                                 EXHIBIT F

                    PRICING REGIONS IN THE UNITED STATES


REGION         STATES                 COUNTIES
------         ------                 --------

A              Missouri               All Counties

               Tennessee              Benton             Houston
                                      Carroll            Humphreys
                                      Chester            Lake
                                      Crockett           Lauderdale
                                      Decatur            Madison
                                      Dyer               McNary
                                      Fayette            Obion
                                      Gibson             Perry
                                      Hardeman           Shelby
                                      Hardin             Stewart
                                      Haywood            Tipton
                                      Henderson          Weakley
                                      Henry

               Northern Arkansas      Baxter             Lawrence
                                      Benton             Logan
                                      Boone              Madison
                                      Carroll            Marion
                                      Clay               Mississippi
                                      Cleburne           Newton
                                      Conway             Poinsett
                                      Craighead          Pope
                                      Crawford           Randolph
                                      Crittenden         Saint Francis
                                      Cross              Searcy
                                      Faulkner           Sebastian
                                      Franklin           Sharp
                                      Fulton             Stone
                                      Greene             Van Buren
                                      Independence       Washington
                                      Izard              White
                                      Jackson            Woodruff
                                      Johnson

B              Georgia                All Counties Except:
                                      Bartow             Haralson
                                      Catoosa            Murray
                                      Chattooga          Paulding
                                      Dade               Polk
                                      Floyd              Walker
               s                      Gordon             Whitfield

               Florida                All Counties

               Southern Alabama       Autauga            Geneva
                                      Baldwin            Greene
                                      Barbour            Hale
                                      Bibb               Henry
                                      Bullock            Houston
                                      Butler             Lee
                                      Chambers           Lowndes
                                      Chilton            Macon
                                      Choctaw            Marengo
                                      Clarke             Mobile
                                      Coffee             Monroe
                                      Conecuh            Montgomery
                                      Coosa              Perry
                                      Covington          Pike
                                      Crenshaw           Russell
                                      Dale               Sumter
                                      Dallas             Tallapoosa
                                      Elmore             Washington
                                      Escambia           Wilcox

C              Mississippi            All Counties

               Louisiana              All Parishes

               Southern Arkansas      Arkansas           Lincoln
                                      Ashley             Little River
                                      Bradley            Lonoke
                                      Calhoun            Miller
                                      Central            Monroe
                                      Chicot             Montgomery
                                      Clark              Nevada
                                      Cleveland          Ouachita
                                      Dallas             Perry
                                      Desha              Phillips
                                      Drew               Pike
                                      Garland            Polk
                                      Grant              Prairie
                                      Hempstead          Pulaski
                                      Hot Spring         Saline
                                      Howard             Scott
                                      Jefferson          Sevier
                                      Lafayette          Union
                                      Lee                Yell

               East Texas             Bowie              Newton
                                      Cass               Panola
                                      Harrison           Sabine
                                      Marion             Shelby

D              East Texas             Anderson           Karnes
                                      Angelina           Kaufman
                                      Aransas            Kendall
                                      Atascosa           Kenedy
                                      Austin             Kerr
                                      Bandera            Kimble
                                      Bastrop            Kinney
                                      Bee                Kleberg
                                      Bell               Lamar
                                      Bexar              Lampasas
                                      Blanco             La Salle
                                      Bosque             Lavaca
                                      Brazoria           Lee
                                      Brazos             Leon
                                      Brooks             Liberty
                                      Burleson           Limestone
                                      Burnet             Live Oak
                                      Caldwell           McLennan
                                      Calhoun            McMullen
                                      Cameron            Madison
                                      Camp               Mason
                                      Chambers           Matagorda
                                      Cherokee           Maverick
                                      Clay               Medina
                                      Collin             Menard
                                      Colorado           Milam
                                      Comal              Montague
                                      Cooke              Montgomery
                                      Coryell            Morris
                                      Dallas             Nacogdoches
                                      Delta              Navarro
                                      Denton             Nueces
                                      De Witt            Orange
                                      Dimmit             Palo Pinto
                                      Duval              Parker
                                      Edwards            Polk
                                      Ellis              Rains
                                      Erath              Real
                                      Falls              Red River
                                      Fannin             Refugio
                                      Fayette            Robertson
                                      Fort Bend          Rockwall
                                      Franklin           Rusk
                                      Freestone          San Augustine
                                      Frio               San Jacinto
                                      Galveston          San Patricio
                                      Gillespie          Smith
                                      Goliad             Somervell
                                      Gonzales           Starr
                                      Grayson            Tarrant
                                      Gregg              Titus
                                      Grimes             Travis
                                      Guadalupe          Trinity
                                      Hamilton           Tyler
                                      Hardin             Upshur
                                      Harris             Uvalde
                                      Hays               Val Verde
                                      Henderson          Van Zandt
                                      Hidalgo            Victoria
                                      Hill               Walker
                                      Hood               Waller
                                      Hopkins            Washington
                                      Houston            Webb
                                      Hunt               Wharton
                                      Jack               Willacy
                                      Jackson            Williamson
                                      Jasper             Wilson
                                      Jefferson          Wise
                                      Jim Hogg           Wood
                                      Jim Wells          Zapata
                                      Johnson            Zavala

E              Oklahoma               All Counties

               New Mexico             All Counties

               West Texas             Andrews            Jones
                                      Archer             Kent
                                      Armstrong          King
                                      Bailey             Knox
                                      Baylor             Lamb
                                      Borden             Lipscomb
                                      Brewster           Llano
                                      Briscoe            Loving
                                      Brown              Lubbock
                                      Callahan           Lynn
                                      Carson             McCulloch
                                      Castro             Martin
                                      Childress          Midland
                                      Cochran            Mills
                                      Coke               Mitchell
                                      Coleman            Moore
                                      Collingsworth      Motley
                                      Comanche           Nolan
                                      Concho             Ochiltree
                                      Cottle             Oldham
                                      Crane              Parmer
                                      Crockett           Pecos
                                      Crosby             Potter
                                      Culberson          Presidio
                                      Dallam             Randall
                                      Dawson             Reagan
                                      Deaf Smith         Reeves
                                      Dickens            Roberts
                                      Donley             Runnels
                                      Eastland           San Saba
                                      Ector              Schleicher
                                      El Paso            Scurry
                                      Fisher             Shackelford
                                      Floyd              Sherman
                                      Foard              Stephens
                                      Gaines             Sterling
                                      Garza              Stonewall
                                      Glasscock          Sutton
                                      Gray               Swisher
                                      Hale               Taylor
                                      Hall               Terrell
                                      Hansford           Terry
                                      Hardeman           Throckmorton
                                      Hartley            Tom Green
                                      Haskell            Upton
                                      Hemphill           Ward
                                      Hockley            Wheeler
                                      Howard             Wichita
                                      Hudspeth           Wilbarger
                                      Hutchinson         Winkler
                                      Irion              Yoakum
                                      Jeff Davis         Young

F              Arizona                All Counties

               California             Imperial           San Diego
                                      Riverside          San Bernadino

G              Northern Alabama       Blount             Lawrence
                                      Calhoun            Limestone
                                      Cherokee           Madison
                                      Clay               Marion
                                      Cleburne           Marshall
                                      Colbert            Morgan
                                      Cullman            Pickens
                                      De Kalb            Randolph
                                      Etowah             Saint Clair
                                      Fayette            Shelby
                                      Franklin           Talladega
                                      Jackson            Tuscaloosa
                                      Jefferson          Walker
                                      Lamar              Winston
                                      Lauderdale

               Northwest Georgia      Bartow             Haralson
                                      Catoosa            Murray
                                      Chattooga          Paulding
                                      Dade               Polk
                                      Floyd              Walker
                                      Gordon             Whitfield

               Middle Tennessee       Bedford            Lawrence
                                      Coffee             Lincoln
                                      Franklin           Moore
                                      Giles              Wayne

H              San Joaquin/
               Sacramento Valley
               California             All Counties Except:
                                      Imperial           San Diego
                                      Riverside          San Bernadino

I              Virginia               All Counties

               North Carolina         All Counties

               South Carolina         All Counties


                                 EXHIBIT G

               SCHEDULE OF PAYMENTS UNDER SUBSECTION 10.2(d)


Date of D&PL'S Notice of Termination              SYNGENTA'S Payment to D&PL
Under Subsection 10.2(d)                          (in United States Dollars)

From and after payment of initial
installment of LICENSE PURCHASE PRICE
due on EFFECTIVE DATE to
payment of 2nd installment of
LICENSE PURCHASE PRICE
due on July 15, 2005:                             US$3,500,000

From and after payment of 2nd
installment of LICENSE PURCHASE PRICE
due on July 15, 2005, to
payment of 3rd installment of
LICENSE PURCHASE PRICE
due on October 15, 2005:                          US$4,375,000

From and after payment of 3rd
installment of LICENSE PURCHASE PRICE
due on October 15, 2005, to
payment of 4th installment of
LICENSE PURCHASE PRICE
due on July 15, 2006:                             US$5,250,000

From and after payment of 4th
installment of LICENSE PURCHASE PRICE
due on July 15, 2006, to
payment of 5th installment of
LICENSE PURCHASE PRICE
due on October 15, 2006:                          US$6,125,000


From and after payment of 5th
installment of LICENSE PURCHASE PRICE
due on October 15, 2006:                          US$7,000,000

                                 EXHIBIT H

                    CERTAIN HERBICIDE TOLERANCE GENE(S)


The HERBICIDE TOLERANCE GENE referred to in this clause shall be a HERBICIDE TOLERANCE GENE owned or controlled by MONSANTO.

                                 EXHIBIT I

                                  ******

                                 EXHIBIT J

                          PERFORMANCE REQUIREMENTS

     2.1.9 The term "COMMITMENT DATE" shall mean the date that is forty-two
(42) months after the EFFECTIVE DATE.

     2.1.17 The term "D&PL PERFORMANCE REQUIREMENT" shall mean that, for any period of three (3) consecutive years in the period beginning from and after, and inclusive of, the year in which D&PL achieves the element of INSECT RESISTANCE MARKET PENETRATION set forth in Subsection 2.1.36(c), the arithmetic average of the annual percentages of UNITS of cottonseed sold by D&PL in the United States of America that contain a Cry1Ab GENE and/or a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE(S) out of the total number of UNITS of cottonseed sold by D&PL in the United States of America that contain any LEPIDOPTERAN-ACTIVE GENE is not less than forty-five percent (45%); provided that, in no one of such years, the percentage of UNITS of cottonseed that contain a Cry1Ab GENE and/or a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE(S) out of the total number of UNITS of cottonseed sold by D&PL in the United States of America that contain any LEPIDOPTERAN-ACTIVE GENE is less than forty percent (40%).

     2.1.36 The term "INSECT RESISTANCE MARKET PENETRATION" means that each of the following milestones in Subparts (b) and (c) below will be achieved on the dates provided therein:

          (a) [Intentionally omitted]

          (b) D&PL shall have available an inventory of LICENSED COMMERCIAL SEED for sale in the United States of America which meets the warranties set forth in Section 11.2 of this LICENSE AGREEMENT and contains the Cry1Ab GENE stacked in combination with a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE and a HERBICIDE TOLERANCE GENE of not less than 300,000 UNITS by February 28 of the second calendar year after Date R2, and

          (c) Either (1) not less than forty percent (40%) of the UNITS of cottonseed containing a LEPIDOPTERAN-ACTIVE GENE sold by D&PL in the United States of America in the year ending December 31 of the fourth calendar year after Date R2 shall contain the Cry1Ab GENE and/or a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE(S) or (2) D&PL shall have available an inventory of LICENSED COMMERCIAL SEED for sale in the United States of America which meets the warranties set forth in Section 11.2 of this LICENSE AGREEMENT and contains the Cry1Ab GENE stacked in combination with a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE and a HERBICIDE TOLERANCE GENE of not less than 1,200,000 UNITS by February 28 of the fourth calendar year after Date R2;

          where, in the case of each of Subparts (b) and (c):

               (i) [Intentionally omitted]

               (ii) "Date R2" means (A)  February 28 of the  calendar  year during which GOVERNMENT APPROVAL of both a Cry1Ab GENE EVENT and an event containing the NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE (other than a VIP3A GENE EVENT in the COT 100 Series) and, if required, the combination of that same Cry1Ab GENE EVENT and the NON-Cry1Ab SYNGENTA LEPIDOPTERAN ACTIVE GENE and a HERBICIDE TOLERANCE GENE, has been obtained in the United States of America on or before February 28 of that year or (B) if such GOVERNMENT APPROVAL is not obtained by February 28 of the year in which it is obtained, Date R2 shall mean February 28 of the calendar year following the year in which such GOVERNMENT APPROVAL is obtained; provided that Date R2 cannot be earlier than the later of (w) January 1, 2009, or (x) fifty-eight (58) months after SYNGENTA delivers to D&PL at a place in the United States of America designated by D&PL not less than twenty-five (25) viable cottonseed containing the Cry1Ab GENE embodied in the specific gene event with respect to which the GOVERNMENT APPROVAL described in Clause (A) of this Subpart (ii) is obtained, together with testing materials capable of accurately identifying the presence of such Cry1Ab GENE or (y) twenty-four (24) months after approval for seed increase of DELTAPINE Cry1Ab CULTIVARS containing that same Cry1Ab GENE EVENT stacked in combination with the NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE and a HERBICIDE TOLERANCE GENE is issued by the government of Costa Rica (or another country reasonably accepted by D&PL as an equivalent winter nursery country), which approval both by SYNGENTA and D&PL shall use commercially reasonable efforts to obtain at the earliest practical date and, with respect to SYNGENTA, in accordance with Subsection 3.6, or (z) twelve (12) months after issuance of all approvals necessary for increase and COMMERCIAL SALE, in the United States of America, of unlimited quantities of LICENSED COMMERCIAL SEED containing that same Cry1Ab GENE EVENT stacked in combination with the NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE EVENT and a HERBICIDE TOLERANCE GENE, which approvals both SYNGENTA and D&PL shall use commercially reasonable efforts to obtain at the earliest practical date and, with respect to SYNGENTA, in accordance with Subsection 3.6, and provided, further, that the twenty-four (24) months immediately preceding Date R2 and from Date R2 to the date stated in Subsection 2.1.36(b) and/or 2.1.36(c), as applicable, shall be extended by the period of time, if any, during such period D&PL is subject to a "BLOCKING ORDER" or any other outstanding order of any administrative agency or court of competent jurisdiction which is binding on SYNGENTA and/or D&PL and which enjoins or prohibits D&PL'S development and multiplication of LICENSED COMMERCIAL SEED of such DELTAPINE Cry1Ab CULTIVARS in the United States of America, which order is not stayed, vacated or overturned within ninety
(90) days of its entry.

          Failure to achieve any milestone stated in Subsection 2.1.36(b) or (c) by the applicable date set forth above shall mean that INSECT RESISTANCE MARKET PENETRATION has not been achieved effective as of such date or year, as applicable, unless an extension of time is expressly granted by SYNGENTA to D&PL in writing.

     2.1.37 The term "INSECT RESISTANCE MARKET PENETRATION COMMITMENT" means D&PL'S commitment by notice to SYNGENTA that D&PL will achieve INSECT RESISTANCE MARKET PENETRATION on the terms and conditions and by the dates specified in the definition thereof.

     3.5 (c) The provisions of Subsection 3.5(a) notwithstanding,

               (i)  SYNGENTA  retains the right at its sole  discretion  to grant licenses to MONSANTO under the LICENSED PATENT RIGHTS and SYNGENTA TECHNOLOGY to test, develop, produce, have produced, multiply, and sell in the United States of America (directly or through third party distributors and dealers by sublicense or otherwise) cottonseed containing the Cry1Ab GENE, alone or in combination with other GENE(S), in any germplasm and cotton cultivars. Such license granted to MONSANTO may also include, at SYNGENTA'S sole discretion, any rights that are also provided to D&PL under Subsections 3.1, 3.2 and/or 3.3. D&PL shall receive seventy percent (70%) of the NET TECHNOLOGY FEE REVENUE and other consideration received by SYNGENTA from such licensing to MONSANTO and SYNGENTA shall receive thirty percent (30%) thereof, provided that, SYNGENTA shall neither contract for nor accept non-monetary consideration from MONSANTO for licenses to the Cry1Ab GENE and/or any or all of the LICENSED PATENT RIGHTS for use in cotton, without D&PL's consent. Consideration received by SYNGENTA in any transaction or under any agreement with MONSANTO shall not be deemed to be non-monetary consideration from MONSANTO for licenses to the Cry1Ab GENE and/or LICENSED PATENT RIGHTS for use in cotton if (A) SYNGENTA certifies to D&PL in writing that the consideration was not in exchange, in whole or in part, for any grant to MONSANTO of a license(s) to the Cry1Ab GENE for use in cotton and/or any or all of the LICENSED PATENT RIGHTS for use in cotton with the Cry1Ab GENE, (B) the agreement or other documents executed in connection with the transaction do not recite or reflect that consideration has been or is being is given by MONSANTO for any license to the Cry1Ab GENE for use in cotton and/or any or all of the LICENSED PATENT RIGHTS for use in cotton with the Cry1Ab GENE, and (C) such transaction or agreement is not entered into nor does it become effective within a period beginning twelve (12) months before and ending twelve (12) months after the date on which SYNGENTA and MONSANTO have entered in any agreement pursuant to which SYNGENTA has granted or caused to be granted to MONSANTO and/or any party(ies) designated by MONSANTO any license (or option to license) to the Cry1Ab GENE for use in cotton and/or any or all of the LICENSED PATENT RIGHTS for use in cotton with the Cry1Ab GENE. The failure to follow or to meet the provisions set forth in the preceding sentence shall not be construed to mean that consideration received by SYNGENTA in any transaction or under any agreement with MONSANTO is necessarily non-monetary consideration from MONSANTO for licenses to the Cry1Ab GENE for use in cotton and/or any and all of the LICENSED PATENT RIGHTS for use in cotton with the Cry1Ab GENE. In the event that D&PL consents to SYNGENTA'S receiving non-monetary consideration from MONSANTO for a license(s) to the Cry1Ab GENE for use in cotton and/or related LICENSED PATENT RIGHTS for use in cotton with the Cry1Ab GENE, D&PL shall receive seventy percent (70%) of the fair market value of such non-monetary consideration and seventy percent (70%) of NET TECHNOLOGY FEE REVENUE on MONSANTO'S sales of LICENSED COMMERCIAL SEED (fair market value being measured as the value of such non-monetary consideration to SYNGENTA and net of the fair market value of any consideration paid by SYNGENTA to MONSANTO in exchange other than the license to the Cry1Ab GENE for use in cotton and/or any or all of the LICENSED PATENT RIGHTS for use in cotton with the Cry1Ab GENE). For marketing seasons after the occurrence of
SYNGENTA'S licensing MONSANTO, as permitted under this Subsection 3.5(c)(i), so long as D&PL or its corporate successor is selling LICENSED COMMERCIAL SEED in a particular PRICING REGION in the United States of America, (1) all cotton growers purchasing or using LICENSED COMMERCIAL SEED in such PRICING REGION in the United States of America shall be required to pay a TECHNOLOGY FEE and (2) SYNGENTA shall establish TECHNOLOGY FEES for rights to use the Cry1Ab GENE embodied in LICENSED COMMERCIAL SEED sold by MONSANTO in accordance with the principles for establishing TECHNOLOGY FEES set forth in Subsection 6.1(c), provided, however, that the procedures set forth in Subsection 6.1(d) shall not apply to establishing TECHNOLOGY FEES for rights to use the Cry1Ab GENE embodied in LICENSED COMMERCIAL SEED sold by MONSANTO. D&PL shall have the right to elect, at its option for each marketing season, whether cotton growers in each particular PRICING REGION in the United States of America purchasing or using LICENSED COMMERCIAL SEED sold by D&PL shall be required to pay (1) the TECHNOLOGY FEE established by SYNGENTA (as provided above) for cotton growers in that PRICING REGION purchasing or using LICENSED COMMERCIAL SEED sold by MONSANTO or (2) the TECHNOLOGY FEE established in accordance with Subsections 6.1(c) and 6.1(d) for cotton growers in that PRICING REGION purchasing or using LICENSED COMMERCIAL SEED sold by D&PL. SYNGENTA shall notify D&PL of such TECHNOLOGY FEES for each PRICING REGION in the United States of America applicable with respect to LICENSED COMMERCIAL SEED sold by MONSANTO not later than ten (10) business days after such TECHNOLOGY FEES are set for the next marketing season. D&PL shall notify SYNGENTA of its election within twenty (20) business days after the later of (1) the date on which D&PL receives SYNGENTA'S notice with respect to TECHNOLOGY FEE on MONSANTO'S sales of LICENSED COMMERCIAL SEED in that PRICING REGION or (2) the date on which the TECHNOLOGY FEE on D&PL'S sales of LICENSED COMMERCIAL SEED in that PRICING REGION is established under Subsection 6.1(d) for that PRICING REGION.

               (ii) In the event that (A) a MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION occurs or (B) on or before the COMMITMENT DATE, D&PL does not give SYNGENTA notice that it commits to achieve the INSECT RESISTANCE MARKET PENETRATION COMMITMENT under this LICENSE AGREEMENT and/or under the RELATED AGREEMENT for the license of a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE or (C) on or before the COMMITMENT DATE, D&PL gives SYNGENTA notice of the INSECT RESISTANCE MARKET PENETRATION COMMITMENT under this LICENSE AGREEMENT and under the RELATED AGREEMENT for the license of a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE but D&PL does not achieve such INSECT RESISTANCE MARKET PENETRATION under this LICENSE AGREEMENT and/or under the RELATED AGREEMENT for the license of a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE by any one or more of the deadline(s) applicable for achieving such INSECT RESISTANCE MARKET PENETRATION or (D) D&PL achieves such INSECT RESISTANCE MARKET PENETRATION by the applicable deadlines, but thereafter, does not maintain the D&PL PERFORMANCE REQUIREMENT under this LICENSE AGREEMENT and/or under the RELATED AGREEMENT for the license of a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE or (E) SYNGENTA gives to notice to D&PL in accordance with Section 10.2(d), then SYNGENTA shall have the right to test, develop, produce, have produced, multiply, and sell cotton seed containing the Cry1Ab GENE, alone or in combination with other GENE(S), in any germplasm and cotton cultivars selected by SYNGENTA and to grant licenses under the LICENSED PATENT RIGHTS and SYNGENTA TECHNOLOGY to any third party to develop, produce, have produced, multiply, and sell cotton seed containing the Cry1Ab GENE in any germplasm that such third party has a right to use for such purpose (provided that SYNGENTA and any such third party shall not use for this purpose any DELTAPINE CULTIVAR or SUBLICENSEE CULTIVAR unless such cultivar is licensed to SYNGENTA or such third party for such purpose).

          For marketing seasons after the occurrence of any such event, so long as D&PL or its corporate successor is selling LICENSED COMMERCIAL SEED in a particular PRICING REGION in the United States of America, (1) all cotton growers purchasing LICENSED COMMERCIAL SEED in such PRICING REGION shall be required to pay a TECHNOLOGY FEE and (2) SYNGENTA shall establish the TECHNOLOGY FEES for rights to use the Cry1Ab GENE embodied in LICENSED COMMERCIAL SEED sold by SYNGENTA and/or by any third party in accordance with the principles for establishing TECHNOLOGY FEES set forth in Subsection 6.1(c), provided, however, that the procedures set forth in Subsection 6.1(d) shall not apply. D&PL shall have the right to elect, at its option for each marketing season, whether cotton growers in each particular PRICING REGION in the United States of America purchasing or using LICENSED COMMERCIAL SEED sold by D&PL shall be required to pay (1) the TECHNOLOGY FEE established by SYNGENTA for cotton growers in that PRICING REGION purchasing or using LICENSED COMMERCIAL SEED sold by SYNGENTA or sold by any of the other licensees from SYNGENTA or (2) the TECHNOLOGY FEE established in accordance with Subsections 6.1(c) and 6.1(d) for cotton growers in that PRICING REGION purchasing or using LICENSED COMMERCIAL SEED sold by D&PL. SYNGENTA shall notify D&PL of the TECHNOLOGY FEES for each PRICING REGION applicable with respect to LICENSED COMMERCIAL SEED sold by SYNGENTA and/or each other licensee from SYNGENTA not later than ten (10) business days after such TECHNOLOGY FEES are set for the next marketing season. D&PL shall notify SYNGENTA of its election with respect to a particular PRICING REGION within twenty (20) days after the later of
(1) the date on which D&PL receives SYNGENTA'S notice with respect to such TECHNOLOGY FEES for that PRICING REGION or (2) the date on which the TECHNOLOGY FEE on D&PL'S sales of LICENSED COMMERCIAL SEED in that PRICING REGION is established under Subsection 6.1(d). With respect to any PRICING REGION outside the United States of America, so long as D&PL or its corporate successor is selling LICENSED COMMERCIAL SEED, all cotton growers purchasing or using cottonseed containing the Cry1Ab GENE whether sold by SYNGENTA or by any of the other licensees from SYNGENTA or by D&PL and its sublicensees shall be required to pay the TECHNOLOGY FEES for the subject PRICING REGION established in accordance with Subsections 6.1(c) and 6.1(d), provided that, in the event this procedure violates the local law in any particular country, TECHNOLOGY FEES in that country shall be established using the procedures provided in this paragraph with respect to the United States of America.

          After the occurrence of one or more of the events described in Subsections 3.5(c)(ii)(A), (B), (C) or (E), SYNGENTA shall retain one hundred percent (100%) of the NET TECHNOLOGY FEE REVENUE from SYNGENTA'S licensing of cotton growers to use the Cry1Ab GENE in cotton planting seed and/or NET TECHNOLOGY FEE REVENUE and/or other consideration received by SYNGENTA from licensing of third party seed companies to use the Cry1Ab GENE. After the occurrence of the event described in Subsection 3.5(c)(ii)(D), after deduction of any TECHNOLOGY FEES or other amounts due to or retained by SYNGENTA'S third party seed company licensees, D&PL shall receive fifty percent (50%) of the remaining NET TECHNOLOGY FEE REVENUE or other consideration received by SYNGENTA from the licensing of cotton growers to use Cry1Ab GENE in cotton planting seed and/or NET TECHNOLOGY FEE REVENUE and/or other consideration received by SYNGENTA from licensing of third party seed companies to use the Cry1Ab GENE and SYNGENTA shall retain fifty percent (50%). The reductions in D&PL'S share of NET TECHNOLOGY FEE REVENUE set forth in this paragraph of Subsection 3.5(c)(ii) (and, in cases where applicable, the provisions of Subsection 10.2) and the other terms and conditions set forth in this LICENSE AGREEMENT shall be SYNGENTA'S exclusive remedies in the event that any one or more of the events described in Subsection 3.5(c)(ii)(A), (B), (C), (D) or (E) occur, except for claims based on fraud, intentional misrepresentation or gross negligence by D&PL.

     6.1 (c) Principles for Establishing TECHNOLOGY FEES. The TECHNOLOGY FEE and the COMPETITIVE TECHNOLOGY FEE ADJUSTMENTS for each Cry1Ab GENE EVENT for each PRICING REGION in which LICENSED COMMERCIAL SEED containing such Cry1Ab GENE EVENT is to be sold in the United States and for each country outside the United States in which LICENSED COMMERCIAL SEED containing such Cry1Ab GENE EVENT is to be sold will be based on the following principles:

               (i) The TECHNOLOGY FEE shall permit the subject Cry1Ab GENE EVENT to be marketed to cotton growers on a competitive basis with other technologies for control of LEPIDOPTERAN INSECTS then available to cotton farmers in the subject PRICING REGION (whether collected as a royalty, grower license fee, seed premium, or other mode of value capture).

               (ii)  The   TECHNOLOGY   FEE   should   bear  a   reasonable
relationship to the identifiable alternate insect control costs (such as the cost of insecticides, labor, equipment and fuel and/or alternative transgenic technologies) displaced by the use of the Cry1Ab GENE.

               (iii) The TECHNOLOGY FEE shall be set based on the value of the Cry1Ab GENE EVENT and not on the potential revenues from sales of seed, chemicals or other products or services.

                                 EXHIBIT K

                       PROVISIONS RELATED TO MONSANTO

ITEM 1 [from Subsection 2.1.1]:

     (b) until and unless a MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION occurs, neither MONSANTO nor any AFFILIATE of MONSANTO nor any entity in which MONSANTO or any AFFILIATE of MONSANTO owns an equity interest shall be considered an AFFILIATE of DELTA AND PINE LAND COMPANY

ITEM 2 [from Subsections 2.1.44 to 2.1.49]:

     2.1.48 The term "MONSANTO" means Monsanto Company, a company incorporated in the State of Delaware, U.S.A., having a place of business at 800 North Lindbergh Boulevard, St. Louis, Missouri 63162, or any corporate successor and/or AFFILIATES of Monsanto Company.

     2.1.49 The term "MONSANTO/D&PL CHANGE OF CONTROL TERMINATION PAYMENT" means an amount of money equal to the installments of the LICENSE PURCHASE PRICE due to become payable under the LICENSE ACQUISITION AGREEMENT over the period of eighteen (18) months from and after the event giving rise to the obligation of D&PL or its successor to make such MONSANTO/D&PL CHANGE OF CONTROL TERMINATION PAYMENT under Subsection 10.2(b)(ii) and an amount equal to 100% of the reasonable costs to which SYNGENTA is entitled to reimbursement pursuant to Subsection 4.3(h), Subparts (i) through (iv), that have been incurred or cannot reasonably be avoided as of the date of SYNGENTA'S receipt of D&PL'S notice under Subsection 10.2(b)(ii).

     2.1.50 The term "MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION" means any transaction or related series of transactions including, but not limited to, a reorganization, restructuring, consolidation, stock purchase, merger or acquisition or transfer of substantially all the equity or assets of D&PL, by which MONSANTO acquires CONTROL of D&PL or acquires all or substantially all of D&PL's assets, or by which D&PL acquires CONTROL of MONSANTO or acquires all or substantially all of MONSANTO'S assets.

     2.1.51 The term "MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION FEE" shall mean Fifty Million United States Dollars (US $50,000,000).

     2.1.52 The term "MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION" means any transaction or related series of transactions including, but not limited to, a reorganization, restructuring, consolidation, stock purchase, merger or acquisition or transfer of all or substantially all the equity or assets of SYNGENTA by which MONSANTO acquires CONTROL of SYNGENTA or acquires all or substantially all of SYNGENTA's assets, or by which SYNGENTA acquires CONTROL of MONSANTO or acquires all or substantially all of MONSANTO's assets.

     2.1.53 The term "MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION FEE" shall mean Fifty Million United States Dollars (US $50,000,000).

ITEM 3 [from Subsection 3.4]:

     The foregoing notwithstanding, unless and until a MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION occurs, D&PL shall not grant a sublicense to MONSANTO or an AFFILIATE of MONSANTO or any entity in which MONSANTO or an AFFILIATE of MONSANTO owns an equity interest.

ITEM 4 [from Subsection 3.5 (b)]:

     as to licenses to MONSANTO as provided in Subsection 3.5(c)(i)

ITEM 5 [from Subsection 3.6 (a)]:

     provided that D&PL shall not incorporate in LICENSED COMMERCIAL SEED any LEPIDOPTERAN-ACTIVE GENE events licensed to D&PL, directly or indirectly, by MONSANTO without SYNGENTA'S prior written consent (which consent shall not be withheld if SYNGENTA has licensed MONSANTO under Subsection 3.5(c)(i) and has permitted MONSANTO to stack the same LEPIDOPTERAN-ACTIVE GENE events with the Cry1Ab GENE).

ITEM 6 [from Subsection 3.7 (e)]:

     MONSANTO

ITEM 7 [from Subsection 4.3 (c)]:

     If SYNGENTA licenses MONSANTO under Section 3.5(c)(i) or if an event set forth in Subsection 3.5(c)(ii) occurs, the expenses of obtaining and maintaining such GOVERNMENT APPROVAL in the United States of America in each year beginning with the later of (i) the earlier of year in which SYNGENTA licenses MONSANTO under Section 3.5(c)(i) or the year in which the event set forth in Subsection 3.5(c)(ii) occurs or (ii) six and one half (6.5) years from the EFFECTIVE DATE, D&PL shall bear the amount of such expenses incurred in each twelve (12) month period ending August 31, determined by multiplying the total of such expenses in that period by a fraction the numerator of which is the aggregate amount of revenue received and retained by D&PL in the subject period from (a) TECHNOLOGY FEES on D&PL'S sales of LICENSED COMMERCIAL SEED in the United States of America and (b) TECHNOLOGY FEES on sales of LICENSED COMMERCIAL SEED by MONSANTO and/or SYNGENTA and/or other SYNGENTA licensees in the United States of America and the denominator of which is the aggregate amount of revenue received and retained by D&PL and SYNGENTA, collectively, from TECHNOLOGY FEES on all sales of LICENSED COMMERCIAL SEED in the United States of America in the subject period, and SYNGENTA shall bear the remainder of such expenses.

ITEM 8 [from Subsection 6.1 (a)]:

     If SYNGENTA exercises its right to license MONSANTO under Subsection 3.5(c)(i) and/or its right to sell or to license third parties to sell LICENSED COMMERCIAL SEED in the event of occurrences described in Subsection 3.5(c)(ii), then (A) with respect to the United States of America, SYNGENTA shall determine the mode of collection of the TECHNOLOGY FEES for the right to use the Cry1Ab GENE in LICENSED COMMERCIAL SEED sold by MONSANTO or by SYNGENTA or its other licensees in its sole discretion, provided that so long as D&PL or its corporate successor is selling LICENSED COMMERCIAL SEED in the United States of America, SYNGENTA shall not change the mode of collection of TECHNOLOGY FEES for the right to use the Cry1Ab GENE in LICENSED COMMERCIAL SEED sold by D&PL or its sublicensees that was in place in each PRICING REGION in the United States of America on the date of the occurrence of the event giving rise to application of Subsection 3.5(c)(i) and/or Subsection 3.5(c)(ii) without written consent of D&PL, and provided, further, D&PL may at its sole discretion elect to adopt as the mode of collection of TECHNOLOGY FEES for the right to use the Cry1Ab GENE in LICENSED COMMERCIAL SEED sold by D&PL or its sublicensees to any mode of collection of TECHNOLOGY FEES in effect in the same PRICING REGION in the United States of America with respect to TECHNOLOGY FEES for the right to use the Cry1Ab GENE in seed sold by MONSANTO or by SYNGENTA or its other licensees, and (B) with respect to each country outside the United States of America, SYNGENTA shall not change the mode of collection of TECHNOLOGY FEES for rights to use the Cry1Ab GENE in LICENSED COMMERCIAL SEED sold by D&PL or its sublicensees that was in place in that country on the date of occurrence of the event giving rise to application of Subsection 3.5(c)(ii) without the written consent of D&PL and shall require the same mode of collection of TECHNOLOGY FEES for rights to use the Cry1Ab GENE in LICENSED COMMERCIAL SEED sold by SYNGENTA or its other licensees in the subject country, provided that, in the event this procedure violates the local law of a particular country, the mode of collection of TECHNOLOGY FEES in that country shall be determined as provided in this Subsection 6.1(a) with respect in the United States of America.

ITEM 9 [from Subsection 6.1 (d)]:

     (provided that the procedure set out in this Subsection 6.1(d) shall not apply to establish the TECHNOLOGY FEE for use of the Cry1Ab GENE in LICENSED COMMERCIAL SEED sold by MONSANTO in the United States of America if SYNGENTA exercises its right to license MONSANTO under Subsection 3.5(c)(i) or to establishment of the TECHNOLOGY FEES for use of the Cry1Ab GENE in LICENSED COMMERCIAL SEED sold by SYNGENTA or by other licensees of SYNGENTA in the United States of America if SYNGENTA exercises its right to sell or to license third parties to sell LICENSED COMMERCIAL SEED in the event of occurrences described in Subsection 3.5(c)(ii) of this LICENSE AGREEMENT)

ITEM 10 [from Subsection 11.2 (b)]:

(b) As of the EFFECTIVE DATE, D&PL has the right under the Roundup Ready(R) Gene License and Seed Services Agreement among Monsanto Company, D&M Partners, and Delta and Pine Land Company, dated as of February 2, 1996, amended as of July 26, 1996, and December 8, 1999, and clarified as of January 2, 2000, and further amended as of March 26, 2003 (the "Roundup Ready(R) Gene License and Seed Services Agreement"), to insert the Cry1Ab GENE in DELTAPINE CULTIVARS embodying MONSANTO'S Roundup Ready(R) Gene and related MONSANTO technology, subject to the terms and conditions of the Roundup Ready(R) Gene License and Seed Services Agreement and specifically subject to the terms of Section 3.6(a) of said agreement, as amended on December 8, 1999. D&PL warrants that it will not stack any NON-SYNGENTA GENE in combination with a SYNGENTA GENE as to which D&PL does not have full right and authority from the owner or licensor of the NON-SYNGENTA GENE to so stack.

ITEM 11 [from Subsection 14.2 (b)]:

     (b) In the event of a MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION, the following events shall occur:

          (i) SYNGENTA shall pay to D&PL the MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION FEE within thirty (30) days after closing of the MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION, provided that SYNGENTA or its successor shall be obligated to pay D&PL only one MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION FEE under this LICENSE AGREEMENT and/or any of the RELATED AGREEMENTS.

          (ii) D&PL shall have the option, exercised by notice given within thirty (30) days after the later of (x) the closing of a MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION or (y) the closing of any divestiture of SYNGENTA'S rights to the Cry1Ab GENE or other assets related to SYNGENTA'S performance of this LICENSE AGREEMENT or any of the RELATED AGREEMENTS, pursuant to agreement of SYNGENTA and MONSANTO and/or as required by regulatory authorities as a condition to closing of a MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION, either

               (A) to continue this LICENSE AGREEMENT in full force and effect under the same terms and conditions, provided that thereafter (1) D&PL shall be responsible for making all decisions previously made by the LICENSE MANAGEMENT COMMITTEE, which decision-making shall be exercised by D&PL in good faith and in a commercially reasonable manner, and (2) D&PL may assume responsibility at its expense for obtaining GOVERNMENT APPROVAL for Cry1Ab GENE EVENTS in the United States of America and for controlling defense of patent infringement claims and SYNGENTA and/or its successor will, upon request, provide commercially reasonable assistance to D&PL with obtaining such GOVERNMENT APPROVAL in the United States of America and with defense of patent infringement claims, and (3) neither SYNGENTA nor MONSANTO or their respective AFFILIATES will assert any claims under patents that are issued on (or that thereafter issue from any patent application pending on) the date of closing of the MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION to enjoin or restrict sale of LICENSED COMMERCIAL SEED by D&PL or its sublicensees, or

               (B) to terminate this LICENSE AGREEMENT, in which event SYNGENTA shall refund to D&PL, within thirty (30) days after receipt of D&PL'S notice of its exercise of this option, all of the LICENSE PURCHASE PRICE paid by D&PL and D&PL and/or its sublicensees shall have the right for a period of three (3) years from and after the date of termination to sell LICENSED COMMERCIAL SEED then in their possession or which they are then obligated by contract to take delivery. D&PL and SYNGENTA shall each receive the portions of NET TECHNOLOGY FEE REVENUE related to such sales of LICENSED COMMERCIAL SEED as provided in Section 6.2.

                                 EXHIBIT L

                                TERMINATION

     10.2 TERMINATION.

          (a) In the event that on or before the COMMITMENT DATE, D&PL does not give SYNGENTA notice that it commits to achieve the INSECT RESISTANCE MARKET PENETRATION COMMITMENT under this LICENSE AGREEMENT and/or under the RELATED AGREEMENT for the license of a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE, (i) this LICENSE AGREEMENT shall terminate as of the COMMITMENT DATE (except with respect to any Cry1Ab GENE EVENT for which GOVERNMENT APPROVAL in the United States of America has been obtained as of the COMMITMENT DATE) and (ii) D&PL shall have no obligation to pay SYNGENTA further installments of the LICENSE PURCHASE PRICE with respect to this
LICENSE AGREEMENT to become due after the COMMITMENT DATE and (iii) SYNGENTA shall pay D&PL within thirty (30) days after the COMMITMENT DATE the sum of Seven Million United States Dollars (US$7,000,000) with respect to this LICENSE AGREEMENT. In the event that on or before the COMMITMENT DATE, D&PL gives SYNGENTA notice of the INSECT RESISTANCE MARKET
PENETRATION COMMITMENT under this LICENSE AGREEMENT and/or under the RELATED AGREEMENT for the license of a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE but D&PL does not achieve such INSECT RESISTANCE MARKET PENETRATION under this LICENSE AGREEMENT and/or under the RELATED AGREEMENT for the license of a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE by any one or more of the deadline(s) applicable for achieving such INSECT RESISTANCE MARKET PENETRATION, this LICENSE AGREEMENT shall terminate as of the date of applicable deadline which D&PL fails to achieve (except with respect to any Cry1Ab GENE EVENT for which GOVERNMENT APPROVAL in the United States of America has been obtained as of such date). If this LICENSE AGREEMENT terminates under this Subsection 10.2(a), SYNGENTA shall have the rights specified in Subsection 3.5(c)(ii) with respect to all Cry1Ab GENE EVENTS.

          (b) In the event of a MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION, D&PL or its successor shall pay SYNGENTA the MONSANTO CHANGE OF CONTROL TRANSACTION FEE within thirty (30) days after the closing of the MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION, provided that D&PL or its successor shall be obligated to pay SYNGENTA only one MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION FEE under this LICENSE AGREEMENT and/or any of the RELATED AGREEMENTS. D&PL or its successor shall also within such thirty
(30) days either (i) give notice to SYNGENTA that D&PL or its successor will continue to make the installment payments of the LICENSE PURCHASE PRICE to SYNGENTA provided for under Subsection 2.2 of the LICENSE PURCHASE AGREEMENT as the same become due and payable or (ii) pay SYNGENTA the MONSANTO/D&PL CHANGE OF CONTROL TERMINATION PAYMENT. In the event D&PL gives the notice provided for in Subsection 10.2(b)(i), this LICENSE AGREEMENT shall continue in full force and effect. In the event that D&PL does not give the notice provided for in Subsection 10.2(b)(i), this LICENSE AGREEMENT shall terminate (except with respect to any Cry1Ab GENE EVENT for which GOVERNMENT APPROVAL in the United States has been obtained as of the date of closing of a MONSANTO/D&PL CHANGE OF CONTROL TRANSACTION), and, upon payment of the MONSANTO/D&PL CHANGE OF CONTROL TERMINATION PAYMENT, D&PL shall have no further obligation to pay SYNGENTA further installments of the LICENSE PURCHASE PRICE. In addition, in the event of a MONSANTO/D&PL CHANGE OF CONTROL, SYNGENTA shall have the rights specified in Subsection 3.5(c)(ii) with respect to all Cry1Ab GENE EVENTS and SYNGENTA'S obligations under Section 12 of this LICENSE AGREEMENT shall no longer apply to then pending or subsequently asserted patent infringement claims.

          (c) SYNGENTA and D&PL may terminate this LICENSE AGREEMENT by mutual written agreement.

          (d) In the event that the Roundup Ready(R) Gene License and Seed Services Agreement (as described in Subsection 11.2(b)), as the same may be amended from time to time in accordance with its terms, should cease to be in effect for a continuous period of six (6) months or longer or shall cease to contain provisions permitting D&PL to insert the Cry1Ab GENE in DELTAPINE CULTIVARS embodying a MONSANTO Roundup Ready(R) Gene (as defined in the Roundup Ready(R) Gene License and Seed Services Agreement including the "First Roundup Ready(R) Gene" and "Subsequent Roundup Ready(R) Gene" as defined therein), as a result of agreement between MONSANTO and D&PL or as a result of a written order or award by court or arbitration panel that is effective and binding on D&PL, and such agreement, order or award is not stayed, lifted or vacated and/or D&PL has not entered into an agreement with MONSANTO or its successor and/or assigns for reinstatement, novation or replacement of the Roundup Ready(R) Gene License and Seed Services Agreement, containing provisions permitting D&PL to insert the Cry1Ab GENE in DELTAPINE CULTIVARS embodying MONSANTO'S Roundup Ready(R) Gene, SYNGENTA shall have the right, exercisable by written notice delivered to D&PL within sixty (60) days after the end of such six (6) month period, to elect to have the provisions of Section 3.5(c)(ii) apply. If SYNGENTA delivers such notice, SYNGENTA must deliver the same notice as to the RELATED AGREEMENT for the license of a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE if no event under Section 3.5(c)(ii) thereof has then occurred with respect to such RELATED AGREEMENT. In the event that SYNGENTA delivers a notice as described in the preceding sentence, D&PL shall have the right, exercisable by written notice delivered to SYNGENTA within sixty (60) days after receipt of such notice from SYNGENTA, to elect that (i) this LICENSE AGREEMENT shall terminate (except with respect to any Cry1Ab GENE EVENT for which GOVERNMENT APPROVAL in the United States of America has been obtained as of the date of D&PL'S notice) and (ii) D&PL shall have no obligations to pay SYNGENTA further installments of the LICENSE PURCHASE PRICE with respect to this LICENSE AGREEMENT and (iii) SYNGENTA shall pay D&PL, within thirty (30) days after the receipt of D&PL'S notice, an amount as set forth in the schedule attached as Exhibit G. If SYNGENTA delivers such notice, D&PL must deliver the same notice as to the RELATED AGREEMENT for the license of a NON-Cry1Ab SYNGENTA LEPIDOPTERAN-ACTIVE GENE if no event under
Section 3.5(c)(ii) thereof has then occurred with respect to such RELATED AGREEMENT. If this LICENSE AGREEMENT terminates under this Subsection 10.2(d), SYNGENTA shall have the rights specified in Subsection 3.5(c)(ii) with respect to all Cry1Ab GENE EVENTS. Provided that anything in this LICENSE AGREEMENT notwithstanding, Subsection 10.2(d) shall not apply (a) in the event that the Roundup Ready(R) Gene License and Seed Services Agreement should cease to be in effect due to the expiration of the Licensed Patent Rights (as defined therein) and such expiration does not adversely affect D&PL'S right to insert the Cry1Ab GENE in DELTAPINE CULTIVARS embodying MONSANTO'S Roundup Ready(R) Gene and/or (b) in the event that, as of the time the Roundup Ready(R) Gene License and Seed Services Agreement should cease to be in effect or shall cease to contain provisions permitting D&PL to insert the Cry1Ab GENE in DELTAPINE CULTIVARS embodying MONSANTO'S Roundup Ready(R) Gene, D&PL has commenced COMMERCIAL SALE in the United States of America of DELTAPINE Cry1Ab CULTIVARS containing a HERBICIDE TOLERANCE GENE reasonably acceptable to SYNGENTA based on a good faith evaluation by SYNGENTA of such HERBICIDE TOLERANCE GENE, based on factors relating to HERBICIDE TOLERANCE GENE(S) and glyphosate-based herbicide(s).

     10.5 EFFECT OF TERMINATION. In the event that, upon termination of this LICENSE AGREEMENT, D&PL retains rights to the Cry1Ab GENE EVENT(S) for which GOVERNMENT APPROVAL in the United States of America has then been obtained, SYNGENTA'S and D&PL'S respective rights and obligations with respect to such Cry1Ab GENE EVENT(S) for which GOVERNMENT APPROVAL in the United States of America has then been obtained shall continue on the same terms and conditions set forth herein, provided that, in cases where D&PL'S obligation to pay further installments of the LICENSE PURCHASE PRICE has terminated, SYNGENTA and D&PL shall share any costs of maintenance of government approvals and clearances with respect to Cry1Ab GENE EVENT(S) for which D&PL'S LICENSES survive in accordance with the formula for sharing of such expenses set forth in Subsections 4.3(c) and 4.3(d) based on TECHNOLOGY FEES from COMMERCIAL SALES of LICENSED COMMERCIAL SEED containing the subject Cry1Ab GENE EVENT(S) by D&PL and its sublicensees and by SYNGENTA and its licensees in each relevant country in the most recent twelve (12) month period ending August 31, provided that, if there are no such COMMERCIAL SALES in a particular country, such costs shall be borne equally by SYNGENTA and D&PL. In the event this LICENSE AGREEMENT is terminated pursuant to Subsections 10.2, 10.3, 10.4, or 14.2(b)(ii)(B), D&PL shall lose the rights and LICENSES granted to it pursuant to this LICENSE AGREEMENT including (except as provided in Subsections 10.2(a), (b) and (d) and this Subsection 10.5) losing the right to receive any portion of the NET TECHNOLOGY FEES on any LICENSED COMMERCIAL SEED, provided that if this LICENSE AGREEMENT is terminated pursuant to Subsections 10.3 or
10.4 by D&PL on account of a breach or default by SYNGENTA or pursuant to 10.2(c) by mutual agreement of D&PL and SYNGENTA or pursuant to Subsection 14.2(b)(ii)(B) upon a MONSANTO/SYNGENTA CHANGE OF CONTROL TRANSACTION, D&PL and/or its sublicensees shall have the right for a period of three (3) years from and after the date of termination to sell LICENSED COMMERCIAL SEED then in their possession or which they are then obligated by contract to take delivery. D&PL and SYNGENTA shall each receive the portions of NET TECHNOLOGY FEE REVENUE related to such sales of LICENSED COMMERCIAL SEED as provided in Subsection 6.2.

                                 EXHIBIT M

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